UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01545

Eaton Vance Special Investment Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Item 1. Reports to Stockholders

Annual Report December 31, 2005

EATON VANCE
BALANCED
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it's underlying Portfolio will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Balanced Fund as of December 31, 2005

MANAGEMENT‘S DISCUSSION OF FUND PERFORMANCE

Arieh Coll

Portfolio Manager

Elizabeth S. Kenyon

Portfolio Manager

Michael Mach

Portfolio Manager

The Fund

Performance for the Past Year

•                  For the year ended December 31, 2005, the Fund’s Class A shares had a total return of 5.35%.(1) This return was the result of an increase in net asset value (NAV) per share to $6.90 on December 31, 2005, from $6.65 on December 31, 2004, and the reinvestment of $0.102 per share in dividends.

•                    The Fund’s Class B shares had a total return of 4.50%(1) for the same period, the result of an increase in NAV per share to $6.90 on December 31, 2005, from $6.62 on December 31, 2004, and the reinvestment of $0.014 per share in dividends. The Class B NAVs have been restated to reflect the effects of a stock split effective November 11, 2005.

•                  The Fund’s Class C shares had a total return of 4.43%(1) for the same period, the result of an increase in NAV per share to $6.91 on December 31, 2005, from $6.63 on December 31, 2004, and the reinvestment of $0.015 per share in dividends. The Class C NAVs have been restated to reflect the effects of a stock split effective November 11, 2005.

•                  By comparison, the average return of the Lipper Balanced Funds Classification was 4.69% during the same period. The S&P 500 Index, an unmanaged index commonly used to measure the performance of U.S. stocks, returned 4.91%. In the bond market, the Lehman Government/Credit Bond Index returned 2.37% and the Lehman Aggregate Bond Index returned 2.43%.(2)

Management Discussion

•                  The Fund allocates its assets among equity and fixed-income securities, with its equity holdings further diversified among growth and value-oriented stocks. This allocation is achieved through the Fund’s investments in two equity Portfolios — Capital Growth Portfolio and Large-Cap Value Portfolio — and a fixed income Portfolio, Investment Grade Income Portfolio.

•                  During the period, both stock and bond investments faced the challenge of steadily rising short-term interest rates. The U.S. Federal Reserve Board increased the Federal Funds target rate eight times over the 12-month period, continuing a tightening cycle that had begun in June 2004 and bringing this benchmark rate to 4.25% by period end (another 0.25% increase followed in January2006). Management’s decision early in the year to emphasize equities over bonds helped the Fund outperform within its Lipper peer group, as rising interest rates typically hurt bond performance more than that of stocks. In addition, the Fund’s equity performance exceeded that of the S&P 500 as a result of favorable stock selection and sector allocation within the equity Portfolios.(2)

•                  At December 31, 2005, the Fund invested approximately 41% of its net assets in Capital Growth Portfolio, which invests in a diversified portfolio of growth-oriented equity securities. Within this portion, management’s selections in the telecommunications services, consumer staples, and energy sectors made strong contributions to the Portfolio’s returns. In telecommunications services, the strongest contributing sector, wireless stocks had the most significant impact. The Portfolio’s holdings in the consumer discretionary, health care, and information technology sectors detracted from performance, with the latter having the biggest affect dueto disappointments in the semiconductor industry.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. See page 3 for more performance information.

(2)       It is not possible to invest directly in an Index or a Lipper Classification. The Indexes’  total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

2

•                  At December 31, 2005, the Fund invested approximately 27% of its net assets in Large-Cap Value Portfolio, which invests in large-cap equities with a value orientation. During 2005, this Portfolio benefited from being overweighted in the strong-performing energy sector, which was bolstered by record-high oil and gas prices, while its holdings of utility stocks also contributed due to declining long-term interest rates, high energy prices, and strong global demand for power. Management’s stock selection in these sectors also contributed strongly. However, the Fund’s holdings in the industrials and information technology sectors detracted from relative returns.

•                  At December 31, 2005, the Fund invested approximately 32% of its net assets in Investment Grade Income Portfolio, which invests in investment-grade fixed-income securities, such as corporate bonds and Treasuries. During 2005, this Portfolio’s performance slightly lagged that of the Lehman Aggregate Bond Index and the Lehman Government/Credit Bond Index primarily because it held a larger percentage of shorter-maturity bonds than were included in these indexes.(1) Due to the increase in short-term interest rates, shorter-maturity bond prices fell. On the positive side, the Portfolio’s holdings of mortgage-backed securities and corporate bonds performed well, making a positive contribution to the Fund’s returns.

(1)       It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Asset Allocation

As a percentage of the Fund’s total investments

As of 12/31/05. Asset Allocation may not be representative of the Fund’s current or future investments and may change due to active management.

Investment Grade Income Portfolio Allocation

As a percentage of the IGI Portfolio’s total investments

As of 12/31/05, Investment Grade Income Portfolio represented approximately 32% of the Fund’s net assets. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Equity Assets — Top 10 Sector Weightings

As a percentage of the Fund’s net assets

As of 12/31/05, Capital Growth Portfolio represented approximately 41% of the Fund’s assets, while Large-Cap Value Portfolio represented approximately 27% of the Fund’s assets.  Portfolio information may not be representative of the Fund’s or the Portfolio’s current or future investments and may change due to active management.

3

Eaton Vance Balanced Fund as of December 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, an unmanaged index commonly used to measure the performance of U.S. stocks, and the Lehman Government/Credit Bond Index, an unmanaged market index of U.S. government and corporate fixed-income securities. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P 500 Index, and the Lehman Government/Credit Bond Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	5.35%	4.50%	4.43%
Five Years	3.62	2.83	2.81
Ten Years	6.61	5.75	5.57
Life of Fund†	9.54	6.61	6.37

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-0.76%	-0.50%	3.43%
Five Years	2.40	2.46	2.81
Ten Years	5.98	5.75	5.57
Life of Fund†	9.45	6.61	6.37

†Inception Dates – Class A: 4/1/32; Class B: 11/2/93; Class C: 11/2/93

*                 Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If the sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

**	Source: Thomson Financial. Class A of the Fund commenced investment operations on 4/1/32.

A $10,000 hypothetical investment on 12/31/95 at net asset value in Class B shares  and Class C shares would have been valued at $17,495 and $17,188, respectively, on 12/31/05. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index returns are available as of month-end only.

4

Eaton Vance Balanced Fund as of December 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 — December 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Balanced Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/05)	(12/31/05)	(7/1/05 – 12/31/05)

Actual
Class A	$1,000.00	$1,056.90	$6.17
Class B	$1,000.00	$1,051.90	$10.03
Class C	$1,000.00	$1,051.40	$10.03

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.06
Class B	$1,000.00	$1,015.40	$9.86
Class C	$1,000.00	$1,015.40	$9.86

*    Expenses are equal to the Fund’s annualized expense ratio of 1.19% for Class A shares, 1.94% for Class B shares, and 1.94%  for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005. The Example reflects the expenses of both the Fund and the Portfolios.

5

Eaton Vance Balanced Fund as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investment in Capital Growth Portfolio, at value (identified cost, $69,751,481)	$82,158,874
Investment in Investment Grade Income Portfolio, at value (identified cost, $62,645,426)	63,078,993
Investment in Large-Cap Value Portfolio, at value (identified cost, $40,861,067)	54,710,617
Receivable for Fund shares sold	296,518
Prepaid expenses	7,592
Total assets	$200,252,594
Liabilities
Payable for Fund shares redeemed	$201,163
Payable to affiliate for distribution and service fees	149,998
Payable to affiliate for Trustees' fees	945
Accrued expenses	82,827
Total liabilities	$434,933
Net Assets	$199,817,661
Sources of Net Assets
Paid-in capital	$173,794,486
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(673,160)
Accumulated undistributed net investment income	5,825
Net unrealized appreciation from Portfolios (computed on the basis of identified cost)	26,690,510
Total	$199,817,661
Class A Shares
Net Assets	$150,343,305
Shares Outstanding	21,802,017
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.90
Maximum Offering Price Per Share (100 ÷ 94.25 of $6.90)	$7.32
Class B Shares
Net Assets	$35,405,845
Shares Outstanding	5,131,355
Net Asset Value, Offering Price and Redemption Price Per Share (Note 6) (net assets ÷ shares of beneficial interest outstanding)	$6.90
Class C Shares
Net Assets	$14,068,511
Shares Outstanding	2,034,512
Net Asset Value, Offering Price and Redemption Price Per Share (Note 6) (net assets ÷ shares of beneficial interest outstanding)	$6.91
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Interest allocated from Portfolios	$2,882,960
Dividends allocated from Portfolios (net of foreign taxes, $5,958)	1,861,292
Expenses allocated from Portfolios	(1,436,828)
Net investment income from Portfolios	$3,307,424
Expenses
Trustees' fees and expenses	$3,402
Distribution and service fees
Class A	371,756
Class B	367,281
Class C	133,260
Transfer and dividend disbursing agent fees	274,423
Legal and accounting services	55,024
Registration fees	48,720
Custodian fee	38,727
Printing and postage	26,885
Miscellaneous	6,827
Total expenses	$1,326,305
Net investment income	$1,981,119
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$11,764,736
Foreign currency transactions	(11,598)
Net realized gain	$11,753,138
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(4,185,757)
Foreign currency	62
Net change in unrealized appreciation (depreciation)	$(4,185,695)
Net realized and unrealized gain	$7,567,443
Net increase in net assets from operations	$9,548,562

See notes to financial statements

6

Eaton Vance Balanced Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment income	$1,981,119	$1,856,392
Net realized gain from investment and foreign currency transactions	11,753,138	6,825,143
Net changed in unrealized appreciation (depreciation) from investment and foreign currency transactions	(4,185,695)	12,726,268
Net increase in net assets from operations	$9,548,562	$21,407,803
Distributions to shareholders — From net investment income Class A	$(2,285,834)	$(1,959,761)
Class B	(74,248)	(163,529)
Class C	(30,948)	(51,178)
Total distributions to shareholders	$(2,391,030)	$(2,174,468)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$7,162,179	$8,762,163
Class B	6,081,639	10,454,696
Class C	3,021,027	5,137,071
Net asset value of shares issued to shareholders in payment of distributions declared Class A	1,498,633	1,253,606
Class B	59,026	132,840
Class C	26,165	42,029
Cost of shares redeemed
Class A	(21,728,752)	(21,779,817)
Class B	(8,329,823)	(9,901,465)
Class C	(2,765,340)	(3,480,596)
Net asset value of shares exchanged
Class A	3,145,070	13,148,639
Class B	(3,145,070)	(13,148,639)
Net decrease in net assets from Fund share transactions	$(14,975,246)	$(9,379,473)
Net increase (decrease) in net assets	$(7,817,714)	$9,853,862
Net Assets
At beginning of year	$207,635,375	$197,781,513
At end of year	$199,817,661	$207,635,375
Accumulated undistributed net investment income included in net assets
At end of year	$5,825	$48,483

See notes to financial statements

7

Eaton Vance Balanced Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)(2)
Net asset value — Beginning of year	$6.650	$6.040	$4.990	$5.910	$6.220
Income (loss) from operations
Net investment income	$0.078	$0.070	$0.022	$0.043	$0.084
Net realized and unrealized gain (loss)	0.274	0.623	1.073	(0.908)	(0.238)
Total income (loss) from operations	$0.352	$0.693	$1.095	$(0.865)	$(0.154)
Less distributions
From net investment income	$(0.102)	$(0.083)	$(0.045)	$(0.049)	$(0.095)
From net realized gain	—	—	—	—	(0.061)
From tax return of capital	—	—	—	(0.006)	—
Total distributions	$(0.102)	$(0.083)	$(0.045)	$(0.055)	$(0.156)
Net asset value — End of year	$6.900	$6.650	$6.040	$4.990	$5.910
Total Return(3)	5.35%	11.57%	22.04%	(14.70)%	(2.36)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$150,343	$155,088	$139,528	$123,816	$167,290
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.20%†	1.21%†	1.25%	1.23%	1.18%
Expenses after custodian fee reduction(4)	1.20%†	1.21%†	1.25%	1.23%	1.18%
Net investment income	1.19%†	1.13%†	0.40%	0.81%	1.47%
Portfolio Turnover of the Capital Growth Portfolio	222%	213%	240%	231%	264%
Portfolio Turnover of the Investment Grade Income Portfolio	66%	71%	65%	55%	46%
Portfolio Turnover of the Large-Cap Value Portfolio	72%	56%	57%	—	—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Investment Grade Income Portfolio, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $  0.008, an increase in net realized and unrealized gain (loss) per share of $0.008 and a decrease in the ratio of net investment income to average net assets from 1.61% to 1.47%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolios' allocated expenses.

†  The expenses of one or more Portfolios reflect a voluntary reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements

8

Eaton Vance Balanced Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)	2001(1)(2)(3)
Net asset value — Beginning of year	$6.620	$6.000	$4.950	$5.870	$6.150
Income (loss) from operations
Net investment income (loss)	$0.029	$0.023	$(0.019)	$0.003	$0.041
Net realized and unrealized gain (loss)	0.265	0.622	1.072	(0.905)	(0.236)
Total income (loss) from operations	$0.294	$0.645	$1.053	$(0.902)	$(0.195)
Less distributions
From net investment income	$(0.014)	$(0.025)	$(0.003)	$(0.015)	$(0.053)
From net realized gain	—	—	—	—	(0.032)
From tax return of capital	—	—	—	(0.003)	—
Total distributions	$(0.014)	$(0.025)	$(0.003)	$(0.018)	$(0.085)
Net asset value — End of year	$6.900	$6.620	$6.000	$4.950	$5.870
Total Return(4)	4.50%	10.63%	21.30%	(15.38)%	(3.13)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$35,406	$39,336	$47,909	$34,516	$43,303
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.95%†	1.96%†	2.00%	1.98%	1.93%
Expenses after custodian fee reduction(5)	1.95%†	1.96%†	2.00%	1.98%	1.93%
Net investment income (loss)	0.44%†	0.37%†	(0.35)%	0.06%	0.72%
Portfolio Turnover of the Capital Growth Portfolio	222%	213%	240%	231%	264%
Portfolio Turnover of the Investment Grade Income Portfolio	66%	71%	65%	55%	46%
Portfolio Turnover of the Large-Cap Value Portfolio	72%	56%	57%	—	—

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.8816568-for-1 stock split effective on November 11, 2005.

(3)  The Fund, through its investment in the Investment Grade Income Portfolio, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.028, an increase in net realized and unrealized gain (loss) per share of $0.028 and a decrease in the ratio of net investment income to average net assets from 0.87% to 0.72%.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of its corresponding Portfolios' allocated expenses.

†  The expenses of one or more Portfolios reflect a voluntary reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements

9

Eaton Vance Balanced Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)	2001(1)(2)(3)
Net asset value — Beginning of year	$6.630	$6.020	$4.970	$5.890	$6.180
Income (loss) from operations
Net investment income (loss)	$0.029	$0.024	$(0.019)	$0.003	$0.041
Net realized and unrealized gain (loss)	0.266	0.613	1.072	(0.904)	(0.241)
Total income (loss) from operations	$0.295	$0.637	$1.053	$(0.901)	$(0.200)
Less distributions
From net investment income	$(0.015)	$(0.027)	$(0.003)	$(0.016)	$(0.056)
From net realized gain	—	—	—	—	(0.034)
From tax return of capital	—	—	—	(0.003)	—
Total distributions	$(0.015)	$(0.027)	$(0.003)	$(0.019)	$(0.090)
Net asset value — End of year	$6.910	$6.630	$6.020	$4.970	$5.890
Total Return(4)	4.43%	10.66%	21.25%	(15.40)%	(3.09)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$14,069	$13,211	$10,344	$6,938	$7,434
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.95%†	1.96%†	2.00%	1.98%	1.93%
Expenses after custodian fee reduction(5)	1.95%†	1.96%†	2.00%	1.98%	1.93%
Net investment income (loss)	0.44%†	0.38%†	(0.35)%	0.06%	0.72%
Portfolio Turnover of the Capital Growth Portfolio	222%	213%	240%	231%	264%
Portfolio Turnover of the Investment Grade Income Portfolio	66%	71%	65%	55%	46%
Portfolio Turnover of the Large-Cap Value Portfolio	72%	56%	57%	—	—

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.795858-for-1 stock split effective on November 11, 2005.

(3)  The Fund, through its investment in the Investment Grade Income Portfolio, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.023, an increase in net realized and unrealized gain (loss) per share of $0.023 and a decrease in the ratio of net investment income to average net assets from 0.86% to 0.72%.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of its corresponding Portfolios' allocated expenses.

†  The expenses of one or more Portfolios reflect a voluntary reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements

10

Eaton Vance Balanced Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares, eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the following three Portfolios: Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio, (the Portfolios), which are New York Trusts. The investment objectives and policies of the three Portfolios combined are the same as those of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio (72.7%, 60.3% and 2.6%, respectively, at December 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD) by calling 1-800-225-6265.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolios, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

11

Eaton Vance Balanced Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $80,515, which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire on December 31, 2010. During the year ended December 31, 2005 capital loss carryovers of $12,075,438 were utilized to offset net realized gains.

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

G  Other — Investment transactions are accounted for on a trade-date basis.

H  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. There were no balance credits for the year ended December 31, 2005.

2  Distributions to Shareholders

The Fund's present policy is to pay quarterly dividends from net investment income allocated to the Fund by the Portfolios (less the Fund's direct expenses) and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) so allocated. Shareholders may reinvest all distributions in shares of the same class of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital.

The tax character of distributions declared for the years ended December 31, 2005 and December 31, 2004 was as follows:

	Year Ended December 31,
	2005	2004
Distributions declared from
Ordinary income	$2,391,030	$2,174,468

During the year ended December 31, 2005, accumulated net investment income was increased by $367,253, accumulated net realized loss was increased by $113,927, and paid-in capital was decreased by $253,326 primarily due to differences between book and tax accounting for amortization/accretion, currency transactions, paydown gain/losses and distributions from REITs. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$5,825
Unrealized appreciation	$26,097,865
Capital loss carryforwards	$(80,515)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the

12

Eaton Vance Balanced Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2005	2004
Sales	1,079,872	1,423,944
Issued to shareholders electing to receive payments of distributions in Fund shares	224,348	201,117
Redemptions	(3,293,551)	(3,537,503)
Exchange from Class B shares	478,015	2,144,060
Net increase (decrease)	(1,511,316)	231,618
	Year Ended December 31,
Class B	2005	2004(1)
Sales	923,563	1,712,456
Issued to shareholders electing to receive payments of distributions in Fund shares	8,732	21,803
Redemptions	(1,265,153)	(1,611,361)
Exchange to Class A shares	(479,205)	(2,159,171)
Net decrease	(812,063)	(2,036,273)
	Year Ended December 31,
Class C	2005	2004(1)
Sales	457,040	837,006
Issued to shareholders electing to receive payments of distributions in Fund shares	3,868	6,873
Redemptions	(417,958)	(570,275)
Net increase	42,950	273,604

(1)  Transactions have been restated to reflect the effects of a 1.8816568-for-1 stock split for Class B shares and 1.795858-for-1 stock split for Class C shares effective on November 11, 2005.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the Capital Growth Portfolio, the fee is computed at the monthly rate of 5/96 of 1% (0.625% per annum) of the Portfolio's average daily net assets up to and including $170 million and 1/24 of 1% (0.50% per annum) of average daily net assets over $170 million. For the Investment Grade Income Portfolio, the fee is computed at the monthly rate of 5/96 of 1% (0.625% per annum) of the Portfolio's average daily net assets up to and including $130 million and 1/24 of 1% (0.50% per annum) of average daily net assets over $130 million. For the Large-Cap Value Portfolio, the fee is computed at the annual rate of 0.625% of the Portfolio's average daily net assets. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2005, EVM earned $20,668 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $21,805 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2005.

Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B (Class B Plan) and Class C (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective

13

Eaton Vance Balanced Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

class. The Fund paid or accrued $275,461 and $99,945 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2005, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At December 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $579,000 and $1,755,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investments dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2005 amounted to $371,756, $91,820, and $33,315 for Class A, Class B, and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Investors who purchase Class A shares in a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited circumstances. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $79,000 and $2,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended December 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Capital Growth Portfolio for the year ended December 31, 2005, aggregated $3,275,355 and $5,049, respectively. There were no changes to the Fund's investment in the Investment Grade Portfolio for the year ended December 31, 2005. Increases and decreases in the Fund's investment in the Large-Cap Value Portfolio for the year ended December 31, 2005, aggregated $132,800 and $22,102,145, respectively.

8  Investment in Portfolios

For the year ended December 31, 2005, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

	Capital Growth Portfolio	Investment Grade Income Portfolio	Large-Cap Value Portfolio	Total
Dividend & interest income	$743,368	$2,647,154	$1,353,730	$4,744,252
Expenses	(561,648)	(473,335)	(401,845)	(1,436,828)
Net investment income	$181,720	$2,173,819	$951,885	$3,307,424
Net realized gain (loss) — Investment transactions (identified cost basis)	$7,352,579	$504,075	$3,908,082	$11,764,736
Forward Foreign Currency	(11,935)	—	337	(11,598)
Net realized gain (loss)	$7,340,644	$504,075	$3,908,419	$11,753,138
Change in unrealized appreciation (depreciation) Investments	$(4,749,307)	$(1,350,887)	$1,914,437	$(4,185,757)
Forward Foreign Currency	(103)	—	165	62
Net change in unrealized appreciation (depreciation)	$(4,749,410)	$(1,350,887)	$1,914,602	$(4,185,695)

9  Stock Split

On October 17, 2005, the Trustees of the Fund approved a 1.8816568-for-1 stock split for Class B shares and 1.795858-for-1 stock split for Class C shares, effective November 11, 2005. The stock split had no impact on the overall value of a shareholder's investment in the Fund.

14

Eaton Vance Balanced Fund as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Balanced Fund, a series of Eaton Vance Special Investment Trust, (the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2006

15

Eaton Vance Balanced Fund as of December 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2006 showed the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulation, shareholders must be notified with 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $1,646,536, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2005 ordinary income dividends, 71.19% qualifies for the corporate dividends received deduction.

16

Investment Grade Income Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS

Corporate Bonds — 28.0%
Security	Principal Amount (000's omitted)	Value
Aerospace / Defense — 1.0%
Lockheed Martin Corp., 7.20%, 5/1/36	$665	$806,176
United Technologies Corp., 7.00%, 9/15/06	275	279,387
		$1,085,563
Banks — 1.3%
Inter-American Development Bank, 6.95%, 8/1/26	$220	$268,996
Inter-American Development Bank, 8.40%, 9/1/09	1,000	1,119,987
		$1,388,983
Beverages — 1.2%
Coca-Cola Enterprises, 7.00%, 10/1/26	$1,065	$1,243,584
		$1,243,584
Cable Television — 0.1%
Comcast Cable Communication, 8.50%, 5/1/27	$85	$104,556
		$104,556
Conglomerates — 0.5%
ITT Corp., 8.55%, 6/15/09	$450	$494,003
		$494,003
Containers-Paper / Plastic — 0.5%
First Brands Corp., 7.25%, 3/1/07	$505	$516,614
		$516,614
Diversified Manufacturing — 1.5%
Ingersoll-Rand Co., 6.48%, 6/1/25	$69	$78,113
Ingersoll-Rand, MTN, 6.015%, 2/15/28	1,310	1,433,022
Ingersoll-Rand, MTN, 6.13%, 11/18/27	90	98,140
		$1,609,275
Drugs — 0.4%
Merck & Co., Inc., MTN, 5.76%, 5/3/37	$405	$432,564
		$432,564
Financial Services — 5.2%
Associates Corp., N.A., 5.96%, 5/15/37	$30	$33,753
Commercial Credit Corp., 8.70%, 6/15/10	100	114,741

Security	Principal Amount (000's omitted)	Value
Financial Services (continued)
General Electric Capital Corp., 5.00%, 6/15/07	$1,000	$1,002,240
General Electric Capital Corp., MTN, 4.216%, 3/2/09(1)	710	696,567
Lehman Brothers Holdings, MTN, 4.294%, 4/20/07(1)	675	676,271
Merrill Lynch & Co., MTN, 4.541%, 2/6/09(1)	710	712,605
Merrill Lynch & Co., MTN, 4.675%, 1/31/08(1)	260	259,672
National Rural Utilities, 6.00%, 5/15/06	1,265	1,270,959
SLM Corp., MTN, 4.42%, 7/25/07(1)	635	637,284
		$5,404,092
Foods — 2.2%
Conagra Foods, Inc., 6.70%, 8/1/27	$1,225	$1,318,357
Sysco Corp., 7.16%, 4/15/27	810	977,071
		$2,295,428
Household Products — 0.6%
Procter & Gamble Co., 8.00%, 9/1/24	$485	$646,924
		$646,924
Medical Products — 2.6%
Bard (C.R.), Inc., 6.70%, 12/1/26	$1,100	$1,262,935
Beckman Coulter, Inc., 7.05%, 6/1/26	1,200	1,398,488
		$2,661,423
Metals — 0.9%
Barrick Gold Finance, Inc., 7.50%, 5/1/07	$885	$911,067
		$911,067
Oil and Gas-Equipment and Services — 0.3%
Transocean, Inc., 7.45%, 4/15/27	$240	$292,041
		$292,041
Retail-Building Products — 1.5%
Lowe's Cos., Inc., MTN, 7.11%, 5/15/37	$1,240	$1,525,561
		$1,525,561
Super Regional Banks — 4.0%
Bank of America Corp., MTN, 6.975%, 3/7/37	$1,090	$1,309,573
First Union Corp., 6.824%, 8/1/26	1,720	2,102,108
SunTrust Banks, 6.00%, 2/15/26	115	121,201
SunTrust Banks, 6.00%, 1/15/28	370	398,341
SunTrust Banks, 7.375%, 7/1/06	270	272,644
		$4,203,867

See notes to financial statements

1

Investment Grade Income Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Telecommunications — 1.2%
Harris Corp., 6.35%, 2/1/28	$225	$235,869
Verizon Wireless Capital LLC, 5.375%, 12/15/06	1,000	1,003,522
		$1,239,391
Telephone-Integrated — 1.2%
BellSouth Capital Funding, 6.04%, 11/15/26	$1,250	$1,290,376
		$1,290,376
Utilities — 1.8%
Baltimore Gas and Electric, MTN, 6.73%, 6/12/12	$500	$538,234
Oklahoma Gas and Electric, 6.65%, 7/15/27	1,210	1,364,076
		$1,902,310
Total Corporate Bonds (identified cost $28,588,332)		$29,247,622
Asset Backed Securities — 4.0%
Security	Principal Amount (000's omitted)	Value
BOIT, Series 2003-B1, Class B-1, 4.739%, 12/15/10(1)	$935	$940,206
CCCIT Series 2003-A4, Class A4, 4.57%, 3/20/09(1)	1,000	1,001,026
CHAMT Series 2004-1B, Class B, 4.569%, 5/15/09(1)	935	935,522
MBNAS, Series 2003-A3, Class A3, 4.489%, 8/16/10(1)	1,000	1,003,066
TAOT, Series 2003-B Class A3, 4.399%, 8/15/07(1)	317	317,309
Total Asset Backed Securities (identified cost, $4,131,412)		$4,197,129
Mortgage-Backed Securities — 16.9%
Security	Principal Amount (000's omitted)	Value
FHLMC, Gold Pool #B10129, 3.50%, 10/1/18	$902	$837,237
FHLMC, Gold Pool #E00421, 6.00%, 3/1/11	175	178,167
FHLMC, Gold Pool #E00598, 5.50%, 12/1/13	889	895,755
FHLMC, Gold Pool #E00617, 5.50%, 1/1/14	1,238	1,248,542
FHLMC, Gold Pool #G90033, 7.00%, 2/17/17	1,574	1,620,989
FHLMC, PAC CMO, Series 1564-H, 6.50%, 8/15/08	83	83,779
FHLMC, PAC CMO, Series 1626-PT, 6.00%, 12/15/08	703	709,553
FHLMC, PAC CMO, Series 1637-G, 6.00%, 6/15/23(2)	226	226,438
FHLMC, PAC CMO, Series 1642-PH, 5.50%, 3/15/23(2)	19	18,841
FHLMC, PAC CMO, Series 1684-G, 6.50%, 3/15/23(2)	0	423
FHLMC, PAC CMO, Series 1758-G, 5.50%, 10/15/09	310	311,783
FHLMC, PAC CMO, Series 2509-QD, 5.50%, 11/15/27	81	81,320

Security	Principal Amount (000's omitted)	Value
FHLMC, PAC CMO, Series 2534-HG, 4.50%, 4/15/16	$1,133	$1,122,027
FHLMC, PAC CMO, Series 2542-PY, 5.00%, 6/15/28	600	599,494
FNMA, CMO, Series 2003-25-EC, 4.50%, 3/25/17	764	753,965
FNMA, PAC CMO, Series 1993-117-J, 6.50%, 7/25/08	776	786,154
FNMA, PAC CMO, Series 1993-211-PJ, 6.00%, 11/25/08	292	295,165
FNMA, PAC CMO, Series 1994-30-JA, 5.00%, 7/25/23(2)	659	656,695
FNMA, PAC CMO, Series 2002-56-WB, 4.90%, 3/25/29	1,191	1,182,267
FNMA, PAC CMO, Series 2002-82-XJ, 4.50%, 9/25/12	839	836,368
FNMA, PAC CMO, Series 2003-8-QB, 4.50%, 12/25/12	384	382,796
FNMA, Pool #323844, 7.00%, 7/1/14	1,282	1,333,287
FNMA, Pool #448183, 5.50%, 10/1/13	187	188,723
FNMA, Pool #458151, 6.00%, 11/15/18	738	752,026
FNMA, Pool #535454, 6.00%, 2/1/15	312	318,563
FNMA, Pool #545937, 6.00%, 6/1/14	306	312,864
FNMA, Pool #545948, 6.00%, 12/1/14	215	219,922
FNMA, Pool #725169, 8.00%, 3/1/13	643	675,811
GNMA, Pool #780688, 7.00%, 12/15/23(2)	279	293,025
GNMA, Pool #781412, 6.50%, 2/15/17	729	753,311
Total Mortgage-Backed Securities (identified cost, $17,964,502)		$17,675,290
U.S. Treasury Obligations — 29.7%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Inflation Index Note, 4.25%, 1/15/10	$1,409	$1,527,532
U.S. Treasury Note, 3.25%, 1/15/09	2,050	1,985,538
U.S. Treasury Note, 3.375%, 2/28/07	500	494,063
U.S. Treasury Note, 4.00%, 2/15/14	19,980	19,444,616
U.S. Treasury Note, 6.00%, 8/15/09	2,000	2,108,438
U.S. Treasury Note, 6.50%, 2/15/10	5,125	5,529,998
Total U.S. Treasury Obligations (identified cost, $31,171,643)		$31,090,185
U.S. Government Obligations — 17.0%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Bank, 2.875%, 8/15/06	$445	$440,320
Federal Home Loan Mortgage Corp., 4.06%, 7/25/08	1,400	1,391,961
Federal Home Loan Mortgage Corp., 4.50%, 11/15/07	1,400	1,391,541

See notes to financial statements

2

Investment Grade Income Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp., 5.00%, 11/23/07	$1,200	$1,197,643
Federal Home Loan Mortgage Corp., MTN, 3.30%, 9/14/07	1,400	1,366,166
Federal National Mortgage Association, 2.375%, 2/15/07	2,000	1,948,460
Federal National Mortgage Association, 2.20%, 12/4/06	2,000	1,954,972
Federal National Mortgage Association, 3.29%, 11/30/06	1,245	1,229,258
Federal National Mortgage Association, 3.31%, 1/26/07	1,400	1,379,263
Federal National Mortgage Association, MTN, 6.625%, 9/15/09	3,000	3,192,639
Tennessee Valley Authority, 4.875%, 12/15/16	825	851,648
Tennessee Valley Authority, 5.88%, 4/1/36	1,275	1,453,931
Total U.S. Government Obligations (identified cost, $17,774,243)		$17,797,802
Commercial Paper — 2.5%
Security	Principal Amount (000's omitted)	Value
General Electric Capital Corp., 4.20%, 1/3/06	$2,597	$2,596,091
Total Commercial Paper (at amortized cost, $2,596,091)		$2,596,091
Short-Term Investments — 1.9%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 4.23%, 1/3/06	$2,000	$2,000,000
Total Short-Term Investments (at amortized cost, $2,000,000)		$2,000,000
Total Investments — 100.0% (identified cost $104,226,223)		$104,604,119
Other Assets, Less Liabilities — (0.0)%		$(22,902)
Net Assets — 100.0%		$104,581,217

BOIT - Bank One Issuance Trust

CCCIT - Citibank Credit Card Issuance Trust

CHAMT - Chase Credit Card Master Trust

CMO - Collateralized Mortgage Obligations

FHLMC - Federal Home Loan Mortgage Corporation (Freddie Mac)

FNMA - Federal National Mortgage Association (Fannie Mae)

GNMA - Government National Mortgage Association (Ginnie Mae)

MBNAS - MBNA Credit Card Master Note Trust

MTN - Medium-Term Note

PAC - Planned Amortization Class

TAOT - Toyota Auto Receivables Owner Trust

(1)  Variable rate security. The stated interest rate represents the rate in effect at December 31, 2005.

(2)  Priced by adviser.

See notes to financial statements

3

Investment Grade Income Portfolio as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investments, at value (identified cost, $104,226,223)	$104,604,119
Cash	1,332
Interest receivable	1,248,201
Total assets	$105,853,652
Liabilities
Payable for investments purchased	$1,184,085
Payable to affiliate for investment adviser fees	53,976
Payable to affiliate for Trustees' fees	2,412
Accrued expenses	31,962
Total liabilities	$1,272,435
Net Assets applicable to investors' interest in Portfolio	$104,581,217
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$104,203,321
Net unrealized appreciation (computed on the basis of identified cost)	377,896
Total	$104,581,217

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Interest	$4,329,964
Total investment income	$4,329,964
Expenses
Investment adviser fee	$638,713
Trustees' fees and expenses	8,583
Custodian fee	67,968
Legal and accounting services	53,368
Miscellaneous	5,237
Total expenses	$773,869
Deduct — Reduction of custodian fee	$18
Total expense reductions	$18
Net expenses	$773,851
Net investment income	$3,556,113
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$721,528
Net realized gain	$721,528
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(2,113,344)
Net change in unrealized appreciation (depreciation)	$(2,113,344)
Net realized and unrealized loss	$(1,391,816)
Net increase in net assets from operations	$2,164,297

See notes to financial statements

4

Investment Grade Income Portfolio as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment income	$3,556,113	$3,181,676
Net realized gain from Investment transactions	721,528	2,201,549
Net change in unrealized appreciation (depreciation) from investments	(2,113,344)	(1,751,349)
Net increase in net assets from operations	$2,164,297	$3,631,876
Capital transactions — Contributions	$9,391,287	$10,691,521
Withdrawals	(7,252,070)	(5,689,693)
Net increase in net assets from capital transactions	$2,139,217	$5,001,828
Net increase in net assets	$4,303,514	$8,633,704
Net Assets
At beginning of year	$100,277,703	$91,643,999
At end of year	$104,581,217	$100,277,703

See notes to financial statements

5

Investment Grade Income Portfolio as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2005	2004	2003	2002	2001(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	0.76%	0.75%	0.76%	0.76%	0.75%
Net investment income	3.48%	3.43%	3.44%	4.70%	5.42%
Portfolio Turnover	66%	71%	65%	55%	46%
Total Return	2.15%	3.98%	3.76%	10.75%	9.04%
Net assets, end of year (000's omitted)	$104,581	$100,278	$91,644	$94,066	$91,189

(1)  The Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease in the ratio of net investment income to average net assets from 5.76% to 5.42%.

See notes to financial statements

6

Investment Grade Income Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Investment Grade Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks to achieve current income and total return by investing in a portfolio consisting primarily of fixed-income securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2005, the Eaton Vance Balanced Fund held a 60.3% interest in the Portfolio and another investor held a 12.8% interest. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuations — Debt securities (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Short-term obligations and money market securities maturing in 60 days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B Income — Interest income is determined on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.

C Income Taxes — The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

D Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

F Expense Reduction —.Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2005, there were credit balances of $18 used to reduce the Portfolio's custodian fee.

G Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

7

Investment Grade Income Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 5/96 of 1% (0.625% per annum) of the Portfolio's average daily net assets up to and including $130 million and 1/24 of 1% (0.50% per annum) of average daily net assets over $130 million. For the year ended December 31, 2005, the fee was equivalent to 0.625% of the Portfolio's average net assets for such period and amounted to $638,713. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2005, no significant amounts have been deferred.

3  Investment Transactions

Purchases and sales of investments (including maturities and paydowns), other than U.S. Government and agency securities and short-term obligations, aggregated $5,484,163, and $12,290,971, respectively. Purchases and sales of U.S. Government and agency securities (including maturities and paydowns) aggregated $64,906,967 and $52,547,603, respectively for the year ended December 31, 2005.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$104,291,589
Gross unrealized appreciation	$962,317
Gross unrealized depreciation	(649,787)
Net unrealized appreciation	$312,530

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2005.

8

Investment Grade Income Portfolio as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Investment Grade Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Investment Grade Income Portfolio (the "Portfolio") at December 31, 2005, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2006

9

Investment Grade Income Portfolio

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Investment Grade Income Portfolio (the "Portfolio") and its investment adviser, Boston Management and Research, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

The Portfolio is one of three underlying funds in which Eaton Vance Balanced Fund (the "Fund") may invest. Boston Management and Research serves as investment adviser to the Portfolio.

In considering the annual approval of the investment advisory agreements, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements. Such information included, among other things, the following:

•  Information regarding the advisory fees borne indirectly by the Fund, including an independent report comparing such fees with those of comparable funds;

•  An independent report comparing the expense ratio of the Fund (which includes the Fund's allocable share of the expense ratios of the Portfolio) to those of comparable funds;

•  Information regarding investment performance of the Fund in comparison to appropriate indices, as well as an independent report comparing the investment performance of the Fund to that of relevant peer groups of funds;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Portfolio assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

In evaluating the investment advisory agreement, the Special Committee also considered information relating to the education, experience and number of investment professionals and other investment advisory personnel whose responsibilities include portfolio management. The Special Committee evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

10

Investment Grade Income Portfolio

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In its review of comparative information with respect to investment performance, the Special Committee concluded that the Fund and the Portfolio have performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolio and borne by the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratios, the Special Committee concluded that the expense ratio of the Fund are within a range that is competitive with comparable funds. The Special Committee also considered the extent to which the investment adviser and its affiliates appear to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place for the Portfolio will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio and for all Eaton Vance funds as a group, as well as the investment adviser's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the investment adviser may make reimbursement payments to the Portfolio in respect of third party research services obtained by the adviser as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Portfolio. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that, in light of the services rendered, the profits realized by the investment adviser are not unreasonable.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreements, nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structures, is in the interests of shareholders.

11

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Capital Growth Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 90.9%
Security	Shares	Value
Aerospace and Defense — 1.5%
Precision Castparts Corp.	32,000	$1,657,920
		$1,657,920
Airlines — 0.8%
JetBlue Airways Corp.(1)	60,000	$922,800
		$922,800
Beverage-Manufacturing — 0.5%
Cott Corp.(1)	36,000	$529,200
		$529,200
Beverages — 0.9%
Nestle SA ADR	14,000	$1,043,666
		$1,043,666
Biotechnology — 4.1%
Amgen, Inc.(1)	12,500	$985,750
Arena Pharmaceuticals, Inc.(1)	25,000	355,500
Celgene Corp.(1)	35,000	2,268,000
Medimmune, Inc.(1)	30,000	1,050,600
		$4,659,850
Broadcasting — 1.3%
Central European Media Enterprises Ltd.(1)	26,000	$1,505,400
		$1,505,400
Building and Construction — 1.8%
Martin Marietta Materials, Inc.	26,000	$1,994,720
		$1,994,720
Business Services — 2.4%
Gartner, Inc.(1)	90,000	$1,161,000
Greenfield Online, Inc.(1)	33,779	197,945
MoneyGram International, Inc.	50,000	1,304,000
		$2,662,945
Computer Peripherals — 1.3%
SanDisk Corp.(1)	7,000	$439,740
Symbol Technologies, Inc.	157	2,013

Security	Shares	Value
Computer Peripherals (continued)
Synaptics, Inc.(1)	42,000	$1,038,240
		$1,479,993
Computer Software & Services — 5.1%
Compuware Corp.(1)	133,000	$1,193,010
Kanbay International, Inc.(1)	33,500	532,315
Magma Design Automation, Inc.(1)	80,000	672,800
Patni Computer Systems, Ltd. ADR	47,000	1,089,460
PDF Solutions, Inc.(1)	70,000	1,137,500
Satyam Computer Services, Ltd. ADR	32,000	1,170,880
		$5,795,965
Education — 1.1%
Bright Horizons Family Solutions, Inc.(1)	3,000	$111,150
DeVry, Inc.(1)	57,000	1,140,000
		$1,251,150
Electronic Components — 0.5%
Photon Dynamics, Inc.(1)	30,000	$548,400
		$548,400
Electronics-Semiconductors — 0.4%
Silicon Image, Inc.(1)	55,000	$497,750
		$497,750
Energy Services — 4.3%
British Energy Group PLC(1)	300,000	$2,665,628
Trico Marine Services, Inc.(1)	83,596	2,173,496
		$4,839,124
Engineering & Construction — 0.4%
Foster Wheeler, Ltd.(1)	11,000	$404,580
		$404,580
Enterprise Software — 0.8%
i2 Technologies, Inc.(1)	62,000	$874,820
		$874,820
Financial Services — 6.4%
E*Trade Financial Corp.(1)	242,000	$5,048,120
MarketAxess Holdings, Inc.(1)	72,700	830,961

See notes to financial statements

Capital Growth Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Financial Services (continued)
SFE Corp., Ltd.	60,000	$607,573
Student Loan Corp., (The)	3,600	753,228
		$7,239,882
Food-Wholesale / Distribution — 0.5%
Central European Distribution Corp.(1)	13,000	$521,820
		$521,820
Food Products — 0.6%
Herbalife, Ltd.(1)	19,708	$640,904
		$640,904
Generic Drugs — 1.8%
Shire Pharmaceuticals Group PLC ADR	54,000	$2,094,660
		$2,094,660
Hardware-Networking — 1.7%
Atheros Communications, Inc.(1)	147,000	$1,911,000
		$1,911,000
Health Care-Providers and Services — 2.9%
Caremark Rx, Inc.(1)	24,000	$1,242,960
DaVita, Inc.(1)	16,000	810,240
WellPoint, Inc.(1)	16,000	1,276,640
		$3,329,840
Health Services — 0.9%
Coventry Health Care, Inc.(1)	17,000	$968,320
		$968,320
Hotels, Restaurants & Leisure — 0.5%
Wynn Resorts, Ltd.(1)	11,000	$603,350
		$603,350
Household Products — 2.0%
Procter & Gamble Co. (The)	39,900	$2,309,412
		$2,309,412
Insurance — 7.4%
Admiral Group PLC	125,000	$976,825
Old Republic International Corp.	40,000	1,050,400

Security	Shares	Value
Insurance (continued)
PartnerRe, Ltd.	33,000	$2,167,110
PXRE Group, Ltd.	125,000	1,620,000
UnumProvident Corp.	112,000	2,548,000
		$8,362,335
Internet Services — 4.1%
CheckFree Corp.(1)	42,000	$1,927,800
Google, Inc., Class A(1)	6,520	2,704,887
HomeStore, Inc.(1)	5,090	25,959
		$4,658,646
Internet Software & Services — 0.4%
eResearch Technology, Inc.(1)	30,000	$453,000
		$453,000
Leisure Goods / Activities / Movies — 1.0%
Pinnacle Entertainment, Inc.(1)	22,000	$543,620
WMS Industries, Inc.(1)	22,000	551,980
		$1,095,600
Machinery — 0.3%
Caterpillar, Inc.	5,378	$310,687
		$310,687
Medical Products — 2.9%
Cyberonics, Inc.(1)	8,500	$274,550
Henry Schein, Inc.(1)	22,000	960,080
I-Flow Corp.(1)	16,617	242,941
Mentor Corp.	38,000	1,751,040
		$3,228,611
Metals-Industrial — 0.5%
Mittal Steel Co. NV, Class A	21,000	$552,930
		$552,930
Mining — 6.7%
Arch Coal, Inc.	49,000	$3,895,500
Eldorado Gold Corp.(1)	303,000	1,484,700
Foundation Coal Holdings, Inc.	14,000	532,000
Gammon Lake Resources, Inc.(1)	143,000	1,701,700
		$7,613,900

See notes to financial statements

2

Capital Growth Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Oil and Gas-Exploration and Production — 6.8%
Amerada Hess Corp.	23,500	$2,980,270
Hanover Compressor Co.(1)	5,782	81,584
Parallel Petroleum Corp.(1)	64,000	1,088,640
Pride International, Inc.(1)	35,000	1,076,250
Range Resources Corp.	45,000	1,185,300
Vintage Petroleum, Inc.	23,000	1,226,590
		$7,638,634
Pharmaceuticals — 2.1%
Ligand Pharmaceuticals, Inc., Class B(1)	60,000	$669,000
Par Pharmaceutical Cos., Inc.(1)	21,000	658,140
Sanofi-Aventis ADR	24,000	1,053,600
		$2,380,740
Refining — 0.6%
Tesoro Corp.	12,000	$738,600
		$738,600
Retail-Food and Drug — 1.4%
Walgreen Co.	37,000	$1,637,620
		$1,637,620
Retail-Specialty — 1.0%
Men's Wearhouse, Inc. (The)(1)	20,000	$588,800
Tweeter Home Entertainment Group, Inc.(1)	95,000	543,400
		$1,132,200
Semiconductor Equipment — 1.8%
Advanced Energy Industries, Inc.(1)	46,000	$544,180
Cabot Microelectronics Corp.(1)	17,000	498,610
Teradyne, Inc.(1)	40,000	582,800
Tessera Technologies, Inc.(1)	18,000	465,300
		$2,090,890
Telecommunication Equipment — 3.7%
Novatel Wireless, Inc.(1)	162,000	$1,961,820
Research in Motion Ltd.(1)	33,868	2,235,627
		$4,197,447
Transportation — 0.3%
American Commercial Lines, Inc.(1)	12,757	$386,409
		$386,409

Security	Shares	Value
Wireless Communication Services — 5.4%
NII Holdings, Inc. Class B(1)	124,000	$5,416,320
OAO Vimpel-Communications ADR(1)	15,000	663,450
		$6,079,770
Total Common Stocks (identified cost $86,196,014)		$102,845,490
Commingled Investment Vehicles — 3.7%
Security	Shares	Value
Exchange Traded Funds — 3.7%
iShares Russell 2000	26,000	$1,734,200
Midcap SPDR Trust Series I	17,800	2,396,236
		$4,130,436
Total Preferred Stocks (identified cost $3,994,457)		$4,130,436
Commercial Paper — 2.6%
Security	Principal Amount (000's omitted)	Value
General Electric Capital Corp., 4.20%, 1/3/06	$2,989	$2,988,303
Total Commercial Paper (at amortized cost, $2,988,303)		$2,988,303
Short-Term Investments — 1.8%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 4.23%, 1/3/06	$2,000	$2,000,000
Total Short-Term Investments (at amortized cost, $2,000,000)		$2,000,000
Total Investments — 99.0% (identified cost $95,178,774)		$111,964,229
Other Assets, Less Liabilities — 1.0%		$1,112,244
Net Assets — 100.0%		$113,076,473

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

3

Capital Growth Portfolio as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investments, at value (identified cost, $95,178,774)	$111,964,229
Cash	1,827
Receivable for investments sold	1,115,432
Interest and dividends receivable	81,656
Tax reclaim receivable	420
Total assets	$113,163,564
Liabilities
Payable to affiliate for investment adviser fees	$52,105
Payable to affiliate for Trustees' fees	1,849
Accrued expenses	33,137
Total liabilities	$87,091
Net Assets applicable to investors' interest in Portfolio	$113,076,473
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$96,291,044
Net unrealized appreciation (computed on the basis of identified cost)	16,785,429
Total	$113,076,473

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Dividends (net of foreign taxes, $1,695)	$779,964
Interest	229,245
Total investment income	$1,009,209
Expenses
Investment adviser fee	$636,475
Trustees' fees and expenses	6,632
Custodian fee	87,427
Legal and accounting services	42,827
Miscellaneous	3,915
Total expenses	$777,276
Deduct — Reduction of custodian fee	$2
Reduction of investment adviser fee	12,848
Total expense reductions	$12,850
Net expenses	$764,426
Net investment income	$244,783
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$9,197,282
Foreign currency transactions	(16,203)
Net realized gain	$9,181,079
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(5,466,612)
Foreign currency	(28)
Net change in unrealized appreciation (depreciation)	$(5,466,640)
Net realized and unrealized gain	$3,714,439
Net increase in net assets from operations	$3,959,222

See notes to financial statements

4

Capital Growth Portfolio as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment income (loss)	$244,783	$(66,092)
Net realized gain from investment and foreign currency transactons	9,181,079	5,456,860
Net changed in unrealized appreciation (depreciation) from investments and foreign currency	(5,466,640)	7,508,380
Net increase in net asset from operations	$3,959,222	$12,899,148
Capital transactions — Contributions	$13,610,523	$9,272,568
Withdrawals	(6,812,735)	(8,047,612)
Net increase in net assets from capital transactions	$6,797,788	$1,224,956
Net increase in net assets	$10,757,010	$14,124,104
Net Assets
At beginning of year	$102,319,463	$88,195,359
At end of year	$113,076,473	$102,319,463

See notes to financial statements

5

Capital Growth Portfolio as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2005	2004		2003	2002	2001
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.75%*	0.77	%*	0.73%	0.74%	0.73%
Net investment income (loss)	0.24%	(0.08)%		(0.45)%	(0.43)%	(0.08)%
Portfolio Turnover	222%	213%		240%	231%	264%
Total Return	3.32%	14.79	%(1)	31.99%	(25.17)%	(7.47)%
Net assets, end of year (000's omitted)	$113,076	$102,319		$88,195	$121,332	$169,318
†	The operating expenses of the Portfolio may reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses	0.76%	0.77%
Net investment income (loss)	0.23%	(0.08)%

(1)  The net realized gain on disposal of investments purchased which did not meet the Portfolio's investment guidelines had no effect on total return.

*  Includes interest expense of less than 0.01%.

See notes to financial statements

6

Capital Growth Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Capital Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks to achieve long-term growth of capital by investing in a portfolio consisting of common stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2005, the Eaton Vance Balanced Fund held a 72.7% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Interest income is determined on the basis of interest accrued, adjusted for amortization of premium and accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

C  Income Taxes — The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

7

Capital Growth Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2005, credit balances of $2 were used to reduce the Portfolio's custodian fee.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 5/96 of 1% (0.625% per annum) of the Portfolio's average daily net assets up to and including $170 million and 1/24 of 1% (0.50% per annum) of average daily net assets over $170 million. For the year ended December 31, 2005, the fee was equivalent to 0.625% of the Portfolio's average net assets for such period and amounted to $636,475. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2005, no significant amounts have been deferred. Effective May 1, 2004, BMR has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions that is consideration for third-party research services. For the year ended December 31, 2005, BMR waived $12,848 of its advisory fee.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $217,477,178 and $210,866,092, respectively, for the year ended December 31, 2005.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2005, as computed on a federal tax income tax basis, were as follows:

Aggregate cost	$95,932,616
Gross unrealized appreciation	$17,485,523
Gross unrealized depreciation	(1,453,910)
Net unrealized appreciation	$16,031,613

The net unrealized depreciation on foreign currency is $26.

8

Capital Growth Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2005.

9

Capital Growth Portfolio as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Capital Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Capital Growth Portfolio (the "Portfolio") at December 31, 2005, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2006

10

Capital Growth Portfolio (Balanced Fund)

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Capital Growth Portfolio and its investment adviser, Boston Management and Research, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

Capital Growth Portfolio is one of three underlying funds (each a "Portfolio") in which Eaton Vance Balanced Fund (the "Fund") may invest. Boston Management and Research serves as investment adviser to each Portfolio.

In considering the annual approval of the investment advisory agreements, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements. Such information included, among other things, the following:

•  Information regarding the advisory fees of the Portfolios, including an independent report comparing the portion of the advisory fees of the Portfolios that is borne indirectly by the Fund with those of comparable funds;

•  An independent report comparing the expense ratio of the Fund (which includes the Fund's allocable share of the expense ratios of each Portfolio) to those of comparable funds;

•  Information regarding investment performance of each Portfolio in comparison to appropriate indices, as well as an independent report comparing the investment performance of the Fund to that of relevant peer groups of funds;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Portfolio for the services described therein.

In evaluating the investment advisory agreements, the Special Committee also considered information relating to the education, experience and number of investment professionals and other investment advisory personnel whose responsibilities include portfolio management. The Special Committee evaluated the level

11

Capital Growth Portfolio (Balanced Fund)

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

of skill and expertise required to manage each Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of each Portfolio.

In its review of comparative information with respect to investment performance, the Special Committee concluded that the Fund and the Portfolios have performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolios and borne indirectly by the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratios, the Special Committee concluded that the expense ratio of the Fund and the expense ratios of the underlying Portfolios are within a range that is competitive with comparable funds. The Special Committee also considered the extent to which the investment adviser and its affiliates appear to be realizing benefits from economies of scale in managing the Portfolios, and concluded that the fee breakpoints which are in place for the Capital Growth Portfolio will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for each Portfolio and for all Eaton Vance funds as a group, as well as the investment adviser's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the investment adviser may make reimbursement payments in respect of third party research services obtained by the adviser as a result of soft dollar credits generated through trading on behalf of each Portfolio. The Special Committee also considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Portfolios. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to each Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that, in light of the services rendered, the profits realized by the investment adviser are not unreasonable.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreements, including the fee structures, is in the interests of shareholders.

12

This Page Intentionally Left Blank

Eaton Vance Balanced Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

The Eaton Vance Balanced Fund (the "Fund") is a fund of funds that invests in three Portfolios, Capital Growth, Large-Cap Value and Investment Grade Income Portfolios (together, the "Portfolios"), for which Boston Management and Research serves as investment adviser. The investment advisory agreements between the investment adviser and the Portfolios each provide that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreements, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of each Portfolio with those of comparable funds;

•  An independent report comparing the expense ratio of the Fund to those of comparable funds;

•  Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Portfolio for the services described therein.

In evaluating the investment advisory agreements, the Special Committee also considered information relating to the education, experience and number of investment professionals and other investment advisory personnel whose responsibilities include portfolio management. The Special Committee evaluated the level of skill and expertise required to manage each Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of each Portfolio.

In its review of comparative information with respect to investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive.

17

Eaton Vance Balanced Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolios are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds. The Special Committee also considered the extent to which the investment adviser and its affiliates appear to be realizing benefits from economies of scale in managing the Portfolios, and concluded that the fee breakpoints which are in place for the Capital Growth Portfolio and Investment Grade Income Portfolio will allow for an equitable sharing of such benefits, when realized, with the Portfolios and the shareholders of the Fund. The Special Committee also noted that, although Large-Cap Value Portfolio's assets more than doubled from the prior year, Eaton Vance's investment management margin with respect to the Portfolio did not increase materially, indicating that Eaton Vance is not realizing material benefits from economies of scale attributable to the increase in assets. The Special Committee further noted that the investment advisory fee paid by the Portfolio is lower than the average paid by comparable funds of the same or larger size. The Special Committee concluded that the implementation of breakpoints is not warranted at this time for Large-Cap Value Portfolio.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for each Portfolio and for all Eaton Vance funds as a group, as well as the investment adviser's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolios may receive reimbursement payments in respect of third party research services obtained by the investment adviser as a result of soft dollar credits generated through trading on behalf of each Portfolio. The Special Committee also considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Portfolios. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to each Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that, in light of the services rendered, the profits realized by the investment adviser are not unreasonable.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreements, including the fee structures, is in the interests of shareholders.

18

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Capital Growth Portfolio (CGP), Investment Grade Income Portfolio (IGIP) and Large-Cap Value Portfolio (LCVP) (the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989; of LCVP since 1992; of CGP and IGIP since 2000	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund and the Portfolios.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee	Trustee of the Trust since 1989; of LCVP since 1992; of CGP and IGIP since 2000	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

19

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of LCVP since 1993; of CGP and IGIP since 2000	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust and LCVP since 1998; of CGP and IGIP since 2000	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of CGP	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	President of IGIP	Since 2002(2)	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust and of IGIP	Since 2002	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of LCVP	Since 1999	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

George C. Pierides 12/26/57	Vice President of the Trust	Since 2004	Senior Managing Director of Fox. Officer of 12 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	President of CGP and LCVP	Since 2002	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

20

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William J. Austin, Jr. 12/27/51	Treasurer of the Portfolios	Since 2002(2)	Vice President of EVM and BMR. Officer of 47 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust and Portfolios	Since 2005(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust and LCVP since 1997; of CGP and IGIP since 2000	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997 and LCVP since 1998 and IGIP and CGP since 2000, Ms. Kenyon served as Vice President of the IGIP since 2001 and Mr. Austin served as Assistant Treasurer of the LCVP since 1993 and the CGP and IGIP since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

21

Investment Adviser of
Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Balanced Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Balanced Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

162-2/06  BALSRC

Annual Report December 31, 2005

EATON VANCE
EMERGING
MARKETS
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Emerging Markets Fund as of December 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hon. Jacob Rees-Mogg

Portfolio Manager

The Fund

Performance for the Past Year

•                  During the year ended December 31, 2005, the Fund’s Class A shares had a total return of 30.27%. This return was the result of an increase in net asset value (NAV) per share to $23.96 on December 31, 2005, from $20.04 on December 31, 2004 and the reinvestment of $0.127 in dividends and $1.951 in capital gains distributions.(1)

•                  The Fund’s Class B shares had a total return of 29.69% during the same period, the result of an increase in NAV per share to $22.99 from $19.29 and the reinvestment of $0.012 in dividends and $1.951 in capital gains distributions.(1)

•                  For comparison, the Morgan Stanley Capital International Emerging Markets Free Index – a broad-based, unmanaged market index of common stocks traded in the world’s emerging markets – had a total return of 34.00% for the year ended December 31, 2005.(2)

Investment Environment

•                  Emerging markets performed well in 2005, as continuing economic growth boosted corporate profits and attracted foreign investment. Latin American markets moved sharply higher in response to signs of growing economic stability, while energy-producers and mining companies benefited from increases in energy and commodity prices. China and India remained the prime engines of growth in emerging Asia, although the newly resurgent Japanese economy also provided a boost. Meanwhile, Eastern European markets were driven by further economic liberalization and strong global demand for the region’s energy assets.

Management Discussion

•                  Eaton Vance Emerging Markets Fund seeks long-term capital appreciation by investing in equity securities of companies located in emerging market countries, which are those considered to be developing. The Fund currently invests its assets in a separate registered investment company (the Portfolio) with the same objective and policies as the Fund.

•                  The Portfolio was broadly-represented from a regional and industry standpoint. At December 31, 2005, its largest regional weighting was in Asia, followed by Latin America, Eastern Europe and Africa. From an industry standpoint, the Portfolio’s largest weightings at December 31, 2005 were banks and money services, automotive, steel, electric-integrated, chemicals and insurance.*

•                  In Asia, South Korea was the Portfolio’s largest concentration. Its largest South Korean investment was a bank whose restructuring, acquisitions and better asset quality improved its earnings prospects. A South Korea-based auto manufacturer also fared well, continuing to gain global market share at the expense of troubled U.S. automakers.

•                  In Eastern Europe, the Portfolio had several investments in Turkey. That market rallied sharply in 2005, as many Turkish companies registered strong earnings growth and the government began negotiations in October to join the European Union. Among the Portfolio’s best-performing Turkish investments was a banking company benefiting from improving net interest margins and anuptrend in consumer lending. Elsewhere in Europe, the Portfolio saw good performances from its holdings in asset-rich Russian energy companies.

•                  In Latin America, the Portfolio enjoyed good performance from an Argentine maker of specialty steel products. The company generated strong earnings growth owing to infrastructure demand from China and continuing demand for pipeline and casing products used in the energy exploration business.

•                  The Portfolio’s investments in Thailand and Malaysia were among its weaker performers and contributed to the Fund’s underperformance of its benchmark Index. While companies continued to maintain fairly strong underlying fundamentals, the Thai and Malaysian markets faced a headwind in the form of high inflation and tighter monetary policy. Not surprisingly, these markets were among the laggard markets in Asia in 2005.

*Holdings are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of settlement of purchase.

(2)       It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

Eaton Vance Emerging Markets Fund as of December 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Morgan Stanley Capital International Emerging Markets Free Index, a broad-based, unmanaged market index of common stocks traded in the world’s emerging markets. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and the Morgan Stanley Capital International Emerging Markets Free Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B

Average Annual Total Returns (at net asset value)
One Year	30.27%	29.69%
Five Years	19.93	19.26
Ten Years	10.87	10.42
Life of Fund†	10.05	9.40

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	22.80%	24.69%
Five Years	18.51	19.06
Ten Years	10.22	10.42
Life of Fund†	9.46	9.40

†Inception dates: Class A: 12/8/94; Class B: 11/30/94

(1)       Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of settlement of purchase.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

Regional Weightings(2)

By Total Investments

(2)          As of December 31, 2005. Regional Weightings may not be representative of current or future holdings and are subject to change due to active management.

*	Sources: Thomson Financial; Lipper Inc. Class B of the Fund commenced operations on 11/30/94.

A $10,000 hypothetical investment at net asset value in Class A shares over the same period  would have been valued at $28,076 on December 31, 2005. A $10,000 hypothetical  investment in Class A at the maximum offering price would have been valued at $26,455. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions  or expenses that would have been incurred if an investor individually purchased or  sold the securities represented in the Index.

Ten Largest Common Stock Holdings(3)

By Net Assets

Reliance Industries Ltd.	3.5%
Companhia Energetica de Minas- PF	3.3
Turkiye IS Bankasi-C	3.2
Hyundai Motor Co.	3.2
Kookmin Bank	3.1
AngloGold Ashanti, Ltd.	3.1
Tenaris SA ADR	3.0
Hurriyet Gazetecilik ve Matbaacilik A.S.	3.0
OAO Gazprom ADR	2.8
Lukoil Oil ADR	2.8

(3)          As of December 31, 2005 as a percentage of net assets. Ten Largest Common Stock Holdings may not be representative of current or future holdings and are subject to change due to active management.

3

Eaton Vance Emerging Markets Fund as of December 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 – December 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Emerging Markets Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/05)	(12/31/05)	(7/1/05 – 12/31/05)

Actual
Class A	$1,000.00	$1,245.10	$13.41
Class B	$1,000.00	$1,241.80	$16.16

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,013.30	$12.03
Class B	$1,000.00	$1,010.80	$14.50

*                 Expenses are equal to the Fund’s annualized expense ratio of 2.37% for Class A shares and 2.86% for Class B shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Emerging Markets Fund as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investment in Emerging Markets Portfolio, at value (identified cost, $86,665,433)	$117,678,473
Receivable for Fund shares sold	780,252
Prepaid expenses	10,880
Total assets	$118,469,605
Liabilities
Payable for Fund shares redeemed	$267,502
Payable to affiliate for distribution and service fees	69,372
Payable to affiliate for Trustees' fees	470
Accrued expenses	79,038
Total liabilities	$416,382
Net Assets	$118,053,223
Sources of Net Assets
Paid-in capital	$86,828,842
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	221,558
Accumulated distributions in excess of net investment income	(10,217)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	31,013,040
Total	$118,053,223
Class A Shares
Net Assets	$91,769,949
Shares Outstanding	3,830,282
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$23.96
Maximum Offering Price Per Share (100 ÷ 94.25 of $23.96)	$25.42
Class B Shares
Net Assets	$26,283,274
Shares Outstanding	1,143,453
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$22.99
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $194,324)	$2,312,172
Interest allocated from Portfolio	107,910
Expenses allocated from Portfolio	(1,122,404)
Net investment income from Portfolio	$1,297,678
Expenses
Management fee	$203,787
Trustees' fees and expenses	1,435
Distribution and service fees Class A	306,632
Class B	201,883
Transfer and dividend disbursing agent fees	132,619
Registration fees	33,256
Printing and postage	28,047
Custodian fee	18,367
Legal and accounting services	17,087
Miscellaneous	6,110
Total expenses	$949,223
Net investment income	$348,455
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$8,484,299
Foreign currency transactions	(96,329)
Net realized gain	$8,387,970
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$14,891,153
Foreign currency	20,646
Net change in unrealized appreciation (depreciation)	$14,911,799
Net realized and unrealized gain	$23,299,769
Net increase in net assets from operations	$23,648,224

See notes to financial statements

5

Eaton Vance Emerging Markets Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment income (loss)	$348,455	$(62,547)
Net realized gain from investments and foreign currency transactions	8,387,970	4,585,808
Net change in unrealized appreciation (depreciation) from investments and foreign currency	14,911,799	5,407,648
Net increase in net assets from operations	$23,648,224	$9,930,909
Distributions to shareholders — From net investment income Class A	$(438,420)	$(265,345)
Class B	(12,957)	(23,812)
From net realized gain Class A	(6,766,069)	(1,315,005)
Class B	(2,053,124)	(471,321)
Total distributions to shareholders	$(9,270,570)	$(2,075,483)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$48,649,879	$20,585,663
Class B	10,611,902	5,709,736
Net asset value of shares issued to shareholders in payment of distributions declared Class A	6,214,274	1,395,195
Class B	1,639,195	389,935
Cost of shares redeemed Class A	(18,189,254)	(10,630,566)
Class B	(3,820,864)	(2,956,506)
Net asset value of shares exchanged Class A	940,584	1,542,400
Class B	(940,584)	(1,542,400)
Redemption Fees	3,906	4,193
Net increase in net assets from Fund share transactions	$45,109,038	$14,497,650
Net increase in net assets	$59,486,692	$22,353,076
Net Assets
At beginning of year	$58,566,531	$36,213,455
At end of year	$118,053,223	$58,566,531
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(10,217)	$(54,545)

See notes to financial statements

6

Eaton Vance Emerging Markets Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2005(1)	2004(1)		2003	2002	2001
Net asset value — Beginning of year	$20.040	$16.810		$11.510	$10.850	$10.930
Income (loss) from operations
Net investment income (loss)	$0.117	$0.000	(4)	$0.002	$(0.079)	$(0.048)
Net realized and unrealized gain (loss)	5.880	3.989		5.282	0.723	(0.032)
Total income (loss) from operations	$5.997	$3.989		$5.284	$0.644	$(0.080)
Less distributions
From net investment income	$(0.127)	$(0.130)		$—	$—	$—
From net realized gain	(1.951)	(0.631)		—	—	—
Total distributions	$(2.078)	$(0.761)		$—	$—	$—
Redemption fees	$0.001	$0.002		$0.016	$0.016	$—
Net asset value — End of year	$23.960	$20.040		$16.810	$11.510	$10.850
Total Return(2)	30.27%	23.84%		46.05%	6.08%	(0.73)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$91,770	$43,420		$24,744	$10,343	$4,136
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.41%	2.66%		2.86%	2.95%	3.23%
Net expenses after custodian fee reduction(3)	2.41%	2.66%		2.86%	2.95%	2.95%
Net investment income (loss)	0.53%	0.00	%(5)	0.07%	(0.99)%	(0.46)%
Portfolio Turnover of the Portfolio	32%	43%		58%	76%	125%

†  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee and/or administration fee, an allocation of expenses to the Investment Adviser and/or Manager, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(3)	2.41%	—	2.89%	3.44%	3.59%
Expenses after custodian fee reduction(3)	2.41%	—	2.89%	3.44%	3.31%
Net investment income (loss)	0.53%	—	0.04%	(1.48)%	(0.82)%
Net investment income (loss) per share	$0.117	—	$0.001	$(0.118)	$(0.086)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the periods shown.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amount represents less than ($0.0005) per share.

(5)  Amount represents less than (0.005%).

See notes to financial statements

7

Eaton Vance Emerging Markets Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2005(1)	2004(1)	2003	2002	2001
Net asset value — Beginning of year	$19.290	$16.200	$11.160	$10.610	$10.730
Income (loss) from operations
Net investment income (loss)	$0.027	$(0.090)	$(0.042)	$(0.143)	$(0.129)
Net realized and unrealized gain	5.635	3.842	5.082	0.693	0.009
Total income (loss) from operations	$5.662	$3.752	$5.040	$0.550	$(0.120)
Less distributions
From net investment income	$(0.012)	$(0.032)	$—	$—	$—
From net realized gain	(1.951)	(0.631)	—	—	—
Total distributions	$(1.963)	$(0.663)	$—	$—	$—
Redemption fees	$0.001	$0.001	$—	$—	$—
Net asset value — End of year	$22.990	$19.290	$16.200	$11.160	$10.610
Total Return(2)	29.69%	23.23%	45.16%	5.18%	(1.12)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$26,283	$15,146	$11,469	$6,909	$4,605
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.91%	3.16%	3.36%	3.45%	3.73%
Net expenses after custodian fee reduction(3)	2.91%	3.16%	3.36%	3.45%	3.45%
Net investment income (loss)	0.13%	(0.53)%	(0.41)%	(1.48)%	(0.97)%
Portfolio Turnover of the Portfolio	32%	43%	58%	76%	125%

†  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee and/or administration fee, an allocation of expenses to the Investment Adviser and/or Manager, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(3)	2.91%	—	3.39%	3.97%	4.09%
Expenses after custodian fee reduction(3)	2.91%	—	3.39%	3.97%	3.81%
Net investment income (loss)	0.13%	—	(0.44)%	(2.00)%	(1.33)%
Net investment income (loss) per share	$0.027	—	$(0.045)	$(0.193)	$(0.177)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the periods shown.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

8

Eaton Vance Emerging Markets Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Emerging Markets Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income — The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund had net capital losses of $10,217 attributable to foreign currency transactions incurred after October 31, 2005. These capital losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2006.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains in certain countries. The Fund would also be required to recognize it's pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund's pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the year ended December 31, 2005, no credits were used to reduce the Fund's custodian fee.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Redemption Fees — Upon the redemption or exchange of shares held by Class A shareholders for less than three months, a fee of 1% of the current net asset

9

Eaton Vance Emerging Markets Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses, and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in shares of the same class of the Fund at the per share net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund, or at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting are reclassified to paid-in capital.

The tax character of distributions paid for the years ended December 31, 2005 and December 31, 2004 was as follows:

	Year Ended December 31,
	2005	2004
Distributions declared from:
Ordinary income	$659,911	$289,157
Long-term capital gain	$8,610,659	$1,786,326

During the year ended December 31, 2005, accumulated net investment loss was decreased by $147,250, and undistributed net realized gain was decreased by $147,250 primarily due to differences between book and tax accounting for foreign currency gain/loss, foreign capital gains taxes and passive foreign investment companies. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed capital gains	$108,119
Unrealized gain	$31,126,479
Other temporary differences	$(10,217)

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2005	2004
Sales	2,170,993	1,158,774
Issued to shareholders electing to receive payments of distributions in Fund shares	264,555	70,978
Redemptions	(814,950)	(622,792)
Exchange from Class B shares	42,601	88,039
Net increase	1,663,199	694,999
	Year Ended December 31,
Class B	2005	2004
Sales	501,782	327,500
Issued to shareholders electing to receive payments of distributions in Fund shares	72,857	20,523
Redemptions	(172,068)	(179,118)
Exchange to Class A shares	(44,351)	(91,437)
Net increase	358,220	77,468

For the year ended December 31, 2005 and the year ended December 31, 2004, the Fund received $3,906 and $4,193, respectively, in redemption fees on Class A shares.

10

Eaton Vance Emerging Markets Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) (the Manager) as compensation for management and administration of the Fund. EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Fund up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2005, the fee was equivalent to 0.25% of the Fund's average daily net assets for such period and amounted to $203,787. Except as to Trustees of the Fund who are not members of EVM's and Lloyd George Management (Bermuda) Limited's (LGM) (the Adviser) organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations. In addition, investment adviser and administrative fees are paid by the Portfolio to LGM and to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2005, EVM earned $8,216 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $62,175 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2005.

5  Distribution Plans

The Fund has in effect distribution plans for Class A (Class A Plan) and for Class B (Class B Plan), (collectively, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) an amount equal to (a) 0.50% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year and an amount equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments attributable to Class B shares during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of the contingent deferred sales charge (see Note 6) and daily amounts theretofore paid to EVD. The Fund paid or accrued $226,908 and $151,412 for Class A and Class B shares, respectively, to EVD for the year ended December 31, 2005, representing 0.37% and 0.75% of average daily net assets for Class A and Class B shares, respectively. At December 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $514,000 for Class B shares.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year and 0.25% per annum of the Fund's average daily net assets attributable to Class B shares. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. The Fund paid or accrued service fees to EVD for the year ended December 31, 2005 in the amounts of $79,724 and $50,471 for Class A and Class B shares, respectively, representing 0.13% and 0.25% of average daily net assets attributable to Class A and Class B shares, respectively.

Certain officers and Trustees of the Fund are officers of the above organization.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on any redemption of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under other certain limited conditions. CDSC's received on

11

Eaton Vance Emerging Markets Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Class B redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B Distribution Plan. CDSC's received on Class B redemptions when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $600 and $39,000 of CDSC paid by shareholders for Class A and Class B shares, respectively, for the year ended December 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $58,682,171 and $23,548,755, respectively, for the year ended December 31, 2005.

12

Eaton Vance Emerging Markets Fund as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Fund (the Fund) (one of the series constituting Eaton Vance Special Investment Trust) as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Emerging Markets Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2006

13

Eaton Vance Emerging Markets Fund as of December 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2006 showed the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, the foreign tax credit and capital gains dividends.

Qualified Dividend Income. The Fund designates approximately $1,084,230 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $194,324 and recognized foreign source income of $2,546,316.

Capital Gains Dividends. The Fund designates $8,610,659 as a capital gain dividend.

14

Emerging Markets Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 88.8%
Security	Shares	Value
Automotive — 7.3%
Denway Motors, Ltd.	6,242,000	$2,067,236
Hyundai Mobis(1)	30,800	2,792,196
Hyundai Motor Co.(1)	38,990	3,709,201
		$8,568,633
Banks and Money Services — 15.5%
Banco do Brasil S.A.	153,000	$2,764,547
Grupo Financiero Banorte DA de CV	1,570,000	3,249,910
Kookmin Bank(1)	48,750	3,674,126
Public Bank Berhad	1,172,600	1,985,617
Standard Bank Group, Ltd.	234,000	2,801,726
Turkiye IS Bankasi-C	442,500	3,805,169
		$18,281,095
Cement — 2.2%
Siam Cement Public Company, Ltd.	405,800	$2,612,956
		$2,612,956
Chemicals — 5.6%
Nan Ya Plastics Corp.	1,812,634	$2,497,353
Reliance Industries, Ltd. GDR(2)	103,250	4,081,473
		$6,578,826
Diversified Operations — 2.1%
Sime Darby Berhad	1,542,800	$2,510,443
		$2,510,443
Electric-Integrated — 3.0%
Enersis S.A.	9,710,000	$2,123,855
Enersis S.A. ADR	18,500	203,315
RAO Unified Energy System GDR	28,000	1,187,200
		$3,514,370
Engineering and Construction — 1.5%
Daelim Industrial Co.(1)	25,700	$1,817,282
		$1,817,282
Home Furnishings — 2.5%
Steinhoff International Holdings, Ltd.	1,005,000	$2,974,697
		$2,974,697
Insurance — 5.6%
Cathay Financial Holding Co., Ltd.	1,181,000	$2,134,176
China Insurance International Holdings Co., Ltd.(1)	2,596,000	1,101,868

Security	Shares	Value
Insurance (continued)
Samsung Fire & Marine Insurance Co., Ltd.	26,280	$3,302,666
		$6,538,710
Mining — 3.1%
AngloGold Ashanti, Ltd.	74,000	$3,646,574
		$3,646,574
Oil and Gas-Equipment and Services — 2.8%
Lukoil Oil., ADR	55,500	$3,302,250
		$3,302,250
Oil Companies-Exploration & Production — 5.5%
CNOOC, Ltd.	4,736,000	$3,218,538
OAO Gazprom ADR	46,300	3,319,710
		$6,538,248
Oil Companies-Integrated — 4.5%
China Petroleum and Chemical Corp.	5,392,000	$2,686,927
PTT PCL	467,900	2,579,156
		$5,266,083
Paper Products — 1.9%
Kimberly-Clark de Mexico S.A. de C.V.	615,000	$2,196,914
		$2,196,914
Publishing — 3.0%
Hurriyet Gazetecilik ve Matbaacilik A.S.	900,000	$3,533,766
		$3,533,766
Retail — 2.5%
Wal-Mart de Mexico S.A.	530,000	$2,939,559
		$2,939,559
Semiconductor Components/Integrated Circuits — 4.3%
LG Electronics, Inc.(1)	36,250	3,163,913
United Microelectronics Corp.	3,347,035	1,882,777
		$5,046,690
Steel — 7.1%
Cia Siderurgica Nacional S.A. ADR	95,500	$2,043,700
POSCO	13,850	2,755,624
Tenaris SA ADR	31,000	3,549,500
		$8,348,824

See notes to financial statements

15

Emerging Markets Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Telecommunications Services — 2.4%
AFK Sistema GDR	118,300	$2,780,050
		$2,780,050
Telephone-Integrated — 4.2%
Chunghwa Telecom Co., Ltd.	1,289,000	$2,237,955
Magyar Telekom	378,000	1,686,322
Tele Norte Leste Participacoes S.A.	43,300	988,178
		$4,912,455
Transportation — 2.2%
Malaysia International Shipping Corp.	986,200	$2,583,247
		$2,583,247
Total Common Stocks (identified cost $75,222,135)		$104,491,672
Preferred Stocks — 4.7%
Electric-Integrated — 3.3%
Cia Energetica de Minas Gerais	94,560,000	$3,846,371
		$3,846,371
Telephone-Integrated — 1.4%
Tele Norte Leste Participacoes S.A.	92,500	$1,643,652
		$1,643,652
Total Preferred Stocks (identified cost $3,729,493)		$5,490,023
Total Investments — 93.5% (identified cost $78,951,628)		$109,981,695
Other Assets, Less Liabilities — 6.5%		$7,697,025
Net Assets — 100.0%		$117,678,720
Company descriptions are unaudited.

ADR - American Depository Receipt

GDR - Global Depository Receipt.

(1)  Non-income producing security.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate value of the securities is $4,081,473 or 3.5% of the Portfolio's net assets.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
Republic of Korea	18.0%	$21,215,008
Brazil	9.6	11,286,448
Russia	9.0	10,589,210
South Africa	8.0	9,422,997
Taiwan	7.4	8,752,261
Mexico	7.1	8,386,383
China	6.8	7,972,701
Turkey	6.2	7,338,935
Malaysia	6.0	7,079,307
Thailand	4.4	5,192,112
India	3.5	4,081,473
Argentina	3.0	3,549,500
Chile	2.0	2,327,170
Hungary	1.4	1,686,322
Hong Kong	0.9	1,101,869

See notes to financial statements

16

Emerging Markets Portfolio as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investments, at value (identified cost, $78,951,628)	$109,981,695
Cash	5,863,301
Foreign currency, at value (identified cost, $2,326,570)	2,357,671
Interest and dividends receivable	150,737
Total assets	$118,353,404
Liabilities
Liability for capital gains tax	$271,180
Payable for investments purchased	191,447
Payable to affiliate for Investment advisory fees	71,626
Payable to affiliate for administration fees	24,458
Payable to affiliate for Trustees' fees	3,106
Accrued expenses	112,867
Total liabilities	$674,684
Net Assets applicable to investors' interest in Portfolio	$117,678,720
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$86,623,074
Net unrealized appreciation (computed on the basis of identified cost)	31,055,646
Total	$117,678,720

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Dividends (net of foreign taxes, $194,324)	$2,312,178
Interest	107,910
Total investment income	$2,420,088
Expenses
Investment adviser fee	$610,009
Administration fee	203,539
Trustees' fees and expenses	12,092
Custodian fee	235,252
Legal and accounting services	57,059
Miscellaneous	6,021
Total expenses	$1,123,972
Deduct — Reduction of investment adviser fee	$1,567
Total expense reductions	$1,567
Net expenses	$1,122,405
Net investment income	$1,297,683
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$8,484,321
Foreign currency transactions	(96,329)
Net realized gain	$8,387,992
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$14,295,740
Foreign currency	20,646
Net change in unrealized appreciation (depreciation)	$14,316,386
Net realized and unrealized gain	$22,704,378
Net increase in net assets from operations	$24,002,061

See notes to financial statements

17

Emerging Markets Portfolio as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment income	$1,297,683	$496,091
Net realized gain from investments and foreign currency transactions	8,387,992	4,585,825
Net change in unrealized appreciation (depreciation) from investments and foreign currency	14,316,386	5,407,666
Net increase in net assets from operations	$24,002,061	$10,489,582
Capital transactions — Contributions	$58,682,171	$26,310,991
Withdrawals	(23,548,755)	(14,423,217)
Net increase in net assets from capital transactions	$35,133,416	$11,887,774
Net increase in net assets	$59,135,477	$22,377,356
Net Assets
At beginning of year	$58,543,243	$36,165,887
At end of year	$117,678,720	$58,543,243

See notes to financial statements

18

Emerging Markets Portfolio as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2005	2004	2003	2002	2001
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	1.38%	1.49%	1.59%	1.44%	1.93%
Net expenses after custodian fee reduction	1.38%	1.49%	1.59%	1.44%	1.69%
Net investment income	1.59%	1.16%	1.33%	0.57%	0.78%
Portfolio Turnover	32%	43%	58%	76%	125%
Total Return	31.60%	25.27%	47.68%	7.30%	1.03%
Net assets, end of year (000's omitted)	$117,679	$58,543	$36,166	$20,152	$13,597

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee and/or administration fee, an allocation of expenses to the Investment Adviser and/or Administrator, or both. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	1.38%	—	1.62%	1.88%	—
Expenses after custodian fee reduction	1.38%	—	1.62%	1.88%	—
Net investment income	1.59%	—	1.30%	0.13%	—

See notes to financial statements

19

Emerging Markets Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Emerging Markets Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 18, 1994. The Portfolio's objective is to achieve long-term capital appreciation. The Portfolio seeks to achieve its objective by investing in equity securities (primarily common stocks) of companies located in emerging market countries, which are considered to be developing. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2005, Eaton Vance Emerging Markets Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains in certain countries. During the year ended December 31, 2005, the Portfolio did not pay any Thailand capital gains taxes pursuant to such requirements.

20

Emerging Markets Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

In determining the daily net asset value, the Portfolio estimates the amount for such taxes, if any, associated with investments in certain countries. The estimated amount for capital gains is based on the net unrealized appreciation on certain portfolio securities, the related tax rates and other such factors and as of December 31, 2005, amounted to $271,180.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the year ended December 31, 2005, no credits were used to reduce the Portfolio's custodian fee.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Management (Bermuda) Limited (LGM) (the Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, LGM receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2005, the adviser fee was 0.75% of average daily net assets and amounted to $610,009. LGM has agreed to voluntarily reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended December 31, 2005, LGM waived $1,567 of its advisory fee. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administrating the

21

Emerging Markets Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2005, the administration fee was 0.25% of average daily net assets and amounted to $203,539. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $58,366,955 and $24,485,962, respectively, for the year ended December 31, 2005.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$78,951,628
Gross unrealized appreciation	$31,627,264
Gross unrealized depreciation	(597,197)
Net unrealized appreciation	$31,030,067

The net unrealized appreciation on foreign currency is $25,579.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2005.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

7  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 2005, there were no obligations under these financial instruments outstanding.

22

Emerging Markets Portfolio as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Emerging Markets Portfolio:

We have audited the accompanying statement of assets and liabilities of Emerging Markets Portfolio (the Portfolio), including the portfolio of investments, as of December 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2006

23

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Emerging Markets Portfolio (the "Portfolio") and its investment adviser, Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"), provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreement between the Portfolio and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing Portfolio advisory fees with those of comparable funds;

•  An independent report comparing the expense ratio of Eaton Vance Emerging Markets Fund (the "Fund") to those of comparable funds;

•  Information regarding Fund investment performance in comparison to a relevant universe of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Lloyd George's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets, including the use of an independent pricing service to value foreign securities that meet certain criteria, and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•  The resources devoted to compliance efforts undertaken by Lloyd George on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management ("Eaton Vance") and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the investment adviser's experience in managing equity funds investing in equity securities of companies located in emerging market countries, which include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. The Special Committee noted that the investment adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment management team with first hand knowledge of country and market factors effecting securities in which the Portfolio invests. The Special Committee evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed

24

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the size of the Fund, the expense ratio of the Fund is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio as well as Lloyd George's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolio may receive reimbursement payments in respect of third party research services obtained by Lloyd George as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates for providing administration services for the Fund and for all Eaton Vance Funds as a group. The Special Committee also noted voluntary fee reductions and/or expense reimbursements for the Portfolio and Fund by the investment adviser, manager or administrator. The Special Committee also considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the benefits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

25

Eaton Vance Emerging Markets Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Emerging Markets Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "LGM" refers to Lloyd George Management (B.V.I.) Limited, "Lloyd George" refers to Lloyd George Investment Management (Bermuda) Limited and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s)

James B. Hawkes 11/9/41	Trustee of the Trust and the Portfolio; Vice President of the Portfolio	Trustee of the Trust since 1989; Trustee and Vice President of the Portfolio since 1994	Chairman, President and Chief Executive Officer of BMR, EVM and EV; Director of EV; Chairman and Chief Executive Officer of EVC; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	161	Director of EVC

Hon. Robert Lloyd George 8/13/52	Trustee and President of the Portfolio	Since 1994	Chief Executive Officer of LGM and Lloyd George. Chairman of LGM. Mr. Lloyd George is an interested person because of his positions with LGM and Lloyd George, which are affiliates of the Portfolio.	5	None

Noninterested Trustee(s)

Edward K.Y. Chen 1/14/45	Trustee of the Portfolio	Since 1994	President of Lingnan University in Hong Kong.	5	Director of First Pacific Company, Asia Satellite Telecommunications Holdings Ltd. and Wharf Holdings Limited (property management and communications)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Edward K.Y. Chen 1/14/45	Trustee of the Portfolio	Since 1994	President of Lingnan University in Hong Kong.	5	Director of First Pacific Company, Asia Satellite Telecommunications Holdings Ltd. and Wharf Holdings Limited (property management and communications)

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1994 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

26

Eaton Vance Emerging Markets Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commerical Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1996	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998; of the Portfolio since 2003	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	Executive Vice President of EVM, BMR and EV; Chief Investment Officer of EVM and BMR and President and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

William Walter Raleigh Kerr 8/17/50	Vice President of the Portfolio	Since 1994	Director, Finance Director and Chief Operating Officer of Lloyd George. Director of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

27

Eaton Vance Emerging Markets Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

George C. Pierides 12/26/57	Vice President of the Trust	Since 2004	Senior Managing Director of Fox. Officer of 12 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Officer of 47 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustee and officers of the Fund and the Portfolio and can be obtained without charge calling 1-800-225-6265.

28

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Investment Adviser of Emerging Markets Portfolio
Lloyd George Management
(Bermuda) Limited

3808 One Exchange Square
Central, Hong Kong

Sponsor and Manager of Eaton Vance Emerging Markets Fund
and Administrator of Emerging Markets Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Emerging Markets Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

132-2/06  EMSRC

Annual Report December 31, 2005

EATON VANCE
GREATER
INDIA
FUND

IMPORTANT NOTICES REGARDING PRIVACY
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Greater India Fund as of December 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Samir Mehta, CFA

Portfolio Manager

The Fund

Performance for the Past Year

•                  During the year ended December 31, 2005, the Fund’s Class A shares had a total return of 45.42%. This return was the result of an increase in net asset value (NAV) per share to $19.34 on December 31, 2005, from $13.66 on December 31, 2004, and the reinvestment of $0.518 in capital gains distributions.(1)

•                  The Fund’s Class B shares had a total return of 44.69% during the same period, the result of an increase in NAV per share to $18.17 from $12.92 and the reinvestment of $0.518 in capital gains distributions.(1)

•                  For comparison, the Bombay Stock Exchange Index – an unmanaged index of 100 common stocks traded in the Indian market – had a total return of 34.15% for the year ended December 31, 2005.(2)

Investment Environment

•                  The Indian stock market again registered strong gains, as the economy continued to expand, growing 7.5% in 2005, the second fastest growth rate among the world’s 20 largest economies. The market was driven by continuing strong earnings growth, rising consumer spending and a large inflow of investment from foreign investors.

•                  One noteworthy theme in 2005 was the increased impact of the service sector on the economy. The service portion of India’s Gross Domestic Product increased more than 9%, nearly as fast as the industrial segment. One result of that trend has been to  reduce slightly the economy’s historical dependence on the monsoon-dependent agricultural sector.

Management Discussion

•                  The Fund currently invests in a separate registered investment company (the Portfolio) with the same objective and policies as the Fund. Engineering and industrial equipment stocks were among the Portfolio’s leading performers in 2005. Some of these companies have benefited from the Indian government’s increasing efforts to upgrade the nation’s infrastructure, including a large capital investment in its power industry and a $37 billion, 7-year campaign to improve roads.

•                  The Portfolio’s energy stocks performed well during 2005. Due to pricing controls, India remains more resilient to higher energy costs than other countries. Strong industrial demand has benefited asset-rich oil exploration companies and providers of energy services and drilling equipment.

•                  Bank stocks also fared well in 2005. India’s banking sector has expanded rapidly due to strong momentum in retail banking. The retail segment has witnessed increasing demand from small and mediumsized enterprises, as well as growth in rural and private banking.

•                  Applications software again performed well for the Portfolio. Investments included technology service and consulting companies, which have enjoyed strong revenue gains, while continuing to increase their global customer base.

•                  Rising wealth levels among India’s consumers has provided a boost to India’s auto and scooter manufacturers. One of the Portfolio’s strongest performers was the nation’s second largest manufacturer of scooters and motorcycles. The company has recently finalized a marketing agreement with a prominent Japanese motorcycle manufacturer, a move that may expand its reach to a global market.

•                  Drug stocks were among the Portfolio’s less robust performers. While the industry’s fundamentals remained generally strong, investors focused less on pharmaceutical and biotech stocks amid the strong rally in commodity-based and economically-sensitive sectors.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment advisor disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. In 1999, 2003 and 2005, the Fund’s performance benefited significantly from the exceptional performance of the Indian stock market. This performance is not typical and may not be repeated. For performance as of the most recent month-end, please refer to www.eatonvance.com.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of settlement of purchase.

(2)       It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

2

Eaton Vance Greater India Fund as of December 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A and Class B of the Fund with that of the Bombay Stock Exchange Index, an unmanaged market index of 100 common stocks traded in the Indian market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A and Class B of the Fund and the Bombay Stock Exchange Index. Class A and Class B total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B

Average Annual Total Returns (at net asset value)
One Year	45.42%	44.69%
Five Years	21.87	21.23
Ten Years	11.72	11.06
Life of Fund†	6.06	5.51

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	37.09%	39.69%
Five Years	20.44	21.04
Ten Years	11.06	11.06
Life of Fund†	5.52	5.51

†Inception date: 5/2/94

(1)       Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within three months of settlement of purchase.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. In 1999, 2003 and 2005, the Fund’s performance benefited significantly from the exceptional performance of the Indian stock market. This performance is not typical and may not be repeated. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Industry Weightings(2)

By Net Assets

Applications Software	15.1%
Energy	14.8
Drugs	10.9
Engineering	10.2
Auto and Parts	7.8
Power Converters/Equipment	5.3
Banking and Finance	3.9
Chemicals	3.6
Household Products	3.3
Retail	2.9
Tobacco	2.6%
Oil & Gas - Equipment/Services	1.9
Oil Drilling - Equipment/Services	1.8
Diversified Industry	1.8
Transportation	1.5
Telecommunications	1.2
Building Materials	1.1
Textiles	0.6
Medical Products/Biotech	0.2

(2)          As of December 31, 2005. Industry Weightings are represented as a percentage of net assets and are subject to change due to active management.

**	Source: Thomson Financial. Class A and Class B commenced investment operations on 5/2/94.

The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

Ten Largest Common Stock Holdings(3)

By Net Assets

Siemens India Ltd.	4.5%
Reliance Industries Ltd.	4.5
Tata Consultancy Services Ltd.	4.4
Infosys Technologies Ltd.	4.2
Glaxosmithkline Pharmaceuticals Ltd.	3.7
Oil and Natural Gas Corp. Ltd.	3.4
Bajaj Auto Ltd.	3.4
Sun Pharmaceutical Industries Ltd.	3.3
Hindustan Lever Ltd.	3.3
Suzlon Energy Ltd.	3.2

(3)          As of December 31, 2005. Ten Largest Common Stock Holdings are represented as a percentage of net assets and are subject to change due to active management.

3

Eaton Vance Greater India Fund as of December 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 – December 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Greater India Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/05)	(12/31/05)	(7/1/05 – 12/31/05)

Actual
Class A	$1,000.00	$1,310.30	$13.39
Class B	$1,000.00	$1,306.40	$16.22

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,013.60	$11.67
Class B	$1,000.00	$1,011.10	$14.14

*    Expenses are equal to the Fund’s annualized expense ratio of 2.37% for Class A shares and 2.86% for Class B shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Greater India Fund as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investment in South Asia Portfolio, at value (identified cost, $247,812,618)	$335,409,014
Receivable for Fund shares sold	4,242,030
Total assets	$339,651,044
Liabilities
Payable for Fund shares redeemed	$1,066,358
Payable to affiliate for distribution and service fees	182,543
Payable to affiliate for administration fees	66,388
Payable to affiliate for Trustees' fees	811
Accrued expenses	114,676
Total liabilities	$1,430,776
Net Assets	$338,220,268
Sources of Net Assets
Paid-in capital	$250,341,785
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	367,577
Accumulated net investment loss	(85,490)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	87,596,396
Total	$338,220,268
Class A Shares
Net Assets	$269,766,270
Shares Outstanding	13,952,128
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$19.34
Maximum Offering Price Per Share (100 ÷ 94.25 of $19.34)	$20.52
Class B Shares
Net Assets	$68,453,998
Shares Outstanding	3,766,806
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.17
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Dividends allocated from Portfolio	$1,725,051
Interest allocated from Portfolio	245,866
Expenses allocated from Portfolio	(2,268,663)
Net investment loss from Portfolio	$(297,746)
Expenses
Management fee	$415,545
Trustees' fees and expenses	2,589
Distribution and service fees
Class A	640,063
Class B	382,055
Transfer and dividend disbursing agent fees	263,385
Registration fees	59,982
Printing and postage	38,798
Custodian fee	28,469
Legal and accounting services	18,771
Total expenses	$1,849,657
Net investment loss	$(2,147,403)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$12,591,882
Foreign currency transactions	(161,647)
Net realized gain	$12,430,235
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$58,679,004
Foreign currency	(30,250)
Net change in unrealized appreciation (depreciation)	$58,648,754
Net realized and unrealized gain	$71,078,989
Net increase in net assets from operations	$68,931,586

See notes to financial statements

5

Eaton Vance Greater India Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment loss	$(2,147,403)	$(691,296)
Net realized gain from investment and foreign currency transactions	12,430,235	1,167,317
Net change in unrealized appreciation (depreciation) from investments and foreign currency	58,648,754	12,455,936
Net increase in net assets from operations	$68,931,586	$12,931,957
Distributions to shareholders — From net realized gain Class A	$(6,977,292)	$—
Class B	(1,879,853)	—
Total distributions to shareholders	$(8,857,145)	$—
Transactions in shares of beneficial interest — Proceeds from sale of shares
Class A	$183,584,264	$52,830,009
Class B	39,202,125	18,918,677
Net asset value of shares issued to shareholders in payment of distributions declared Class A	5,149,373	—
Class B	1,421,606	—
Cost of shares redeemed Class A	(37,929,589)	(33,793,162)
Class B	(7,684,495)	(9,557,411)
Net asset value of shares exchanged Class A	1,914,555	9,853,570
Class B	(1,914,555)	(9,853,570)
Redemption Fees	46,938	124,366
Net increase in net assets from Fund share transactions	$183,790,222	$28,522,479
Net increase in net assets	$243,864,663	$41,454,436
Net Assets
At beginning of year	$94,355,605	$52,901,169
At end of year	$338,220,268	$94,355,605
Accumulated net investment loss included in net assets
At end of year	$(85,490)	$—

See notes to financial statements

6

Eaton Vance Greater India Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value — Beginning of year	$13.660	$11.610	$5.430	$5.460	$7.390
Income (loss) from operations
Net investment loss	$(0.193)	$(0.095)	$(0.146)	$(0.150)	$(0.149)
Net realized and unrealized gain (loss)	6.386	2.122	6.326	0.120	(1.781)
Total income (loss) from operations	$6.193	$2.027	$6.180	$(0.030)	$(1.930)
Less distributions
From net realized gain	$(0.518)	$—	$—	$—	$—
Total distributions	$(0.518)	$—	$—	$—	$—
Redemption fees	$0.005	$0.023	$0.000 (2)	$—	$—
Net asset value — End of year	$19.340	$13.660	$11.610	$5.430	$5.460
Total Return(3)	45.42%	17.66%	113.81%	(0.55)%	(26.12)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$269,766	$70,537	$31,346	$2,962	$2,889
Ratios (As a percentage of average daily net assets):
Expenses(4)	2.35%	2.77%	3.35%	4.75%	3.96%
Expenses after custodian fee reduction(4)	2.35%	2.77%	3.35%	4.75%	3.90%
Net investment loss	(1.17)%	(0.86)%	(1.83)%	(2.75)%	(2.44)%
Portfolio Turnover of the Portfolio	29%	73%	87%	112%	141%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Amount rounds to less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

7

Eaton Vance Greater India Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value — Beginning of year	$12.920	$11.020	$5.150	$5.200	$7.140
Income (loss) from operations
Net investment loss	$(0.255)	$(0.158)	$(0.145)	$(0.171)	$(0.172)
Net realized and unrealized gain (loss)	6.019	2.042	6.015	0.121	(1.768)
Total income (loss) from operations	$5.764	$1.884	$5.870	$(0.050)	$(1.940)
Less distributions
From net realized gain	$(0.518)	$—	$—	$—	$—
Total distributions	$(0.518)	$—	$—	$—	$—
Redemption fees	$0.004	$0.016	$0.000 (2)	$—	$—
Net asset value — End of year	$18.170	$12.920	$11.020	$5.150	$5.200
Total Return(3)	44.69%	17.24%	113.98%	(0.96)%	(27.17)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$68,454	$23,818	$21,556	$8,094	$10,028
Ratios (As a percentage of average daily net assets):
Expenses(4)	2.85%	3.27%	3.85%	5.26%	4.46%
Expenses after custodian fee reduction(4)	2.85%	3.27%	3.85%	5.26%	4.40%
Net investment loss	(1.66)%	(1.51)%	(2.14)%	(3.28)%	(2.96)%
Portfolio Turnover of the Portfolio	29%	73%	87%	112%	141%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Amount rounds to less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

8

Eaton Vance Greater India Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Greater India Fund (the Fund) is a mutual fund seeking long-term capital appreciation through the purchase of interests in a separate investment company which invests primarily in equity securities of companies in India and surrounding countries of the Indian sub-continent. The Fund is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (See Note 7). The Trustees have adopted a conversion feature pursuant to which Class B shares of each Fund automatically convert to Class A shares eight years after purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in South Asia Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income — The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, if any. Accordingly, no provision for federal income or excise tax is necessary. During the year ended December 31, 2005 capital loss carryovers of $1,834,323 were utilized to offset the net realized gains. The Fund had net currency losses of $85,490 attributable to investment transactions incurred after October 31, 2005. These capital losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2006.

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

G  Other — Investment transactions are accounted for on a trade-date basis.

9

Eaton Vance Greater India Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the year ended December 31, 2005, there were no credit balances used to reduce the Fund's or the Portfolio's custodian fee.

I  Redemption Fees — Upon the redemption or exchange of shares held by Class A shareholders for less than three months, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

2  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended December 31, 2005, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $415,545. This fee declines at intervals above $500 million. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2005, EVM earned $16,816. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $523,361 from the Eaton Vance Greater India Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2005.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

3  Shares of Beneficial Interest

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2005	2004
Sales	10,759,219	4,609,087
Issued to shareholders electing to receive payments of distributions in Fund shares	269,742	—
Redemptions	(2,366,854)	(3,044,204)
Exchange from Class B shares	125,785	899,285
Net increase	8,787,892	2,464,168
	Year Ended December 31,
Class B	2005	2004
Sales	2,478,536	1,750,962
Issued to shareholders electing to receive payments of distributions in Fund shares	79,242	—
Redemptions	(500,709)	(917,295)
Exchange to Class A shares	(133,225)	(946,797)
Net increase (decrease)	1,923,844	(113,130)

For the year ended Decembe 31, 2005 and the year ended December 31, 2004, the fund received $46,938 and $124,366, respectively, in redemption fees on Class A shares.

4  Distributions to Shareholders

It is the present policy of the Fund to make (a) at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, if any, less the Fund's direct expenses and (b) at least one distribution annually of all or substantially all of the net realized capital gains allocated by the Portfolio to the Fund, if any (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund, without a sales charge, at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be

10

Eaton Vance Greater India Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statement and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses. Permanent differences between book and tax accounting are reclassified to paid-in capital.

The tax character of distributions paid for the year ended December 31, 2005 was as follows:

Distributions declared from:
Long-term capital gain	$8,857,145

There were no distributions for the year ended December 31, 2004.

During the year ended December 31, 2005, accumulated net realized gain was decreased by $1,170,552, accumulated net investment loss was decreased by $2,061,913 and paid-in capital was decreased by $891,361 primarily due to differences between book and tax accounting for net operating losses and foreign currency gains and losses. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed gain	$422,813
Unrealized gain	$87,541,160
Other temporary differences	$(85,490)

5  Investment Transactions

For the year ended December 31, 2005, increases and decreases in the Fund's investment in the Portfolio aggregated $219,336,961 and $48,714,831, respectively.

6  Distribution and Service Plans

The Fund has in effect distribution plans for Class A (Class A Plan) and Class B (Class B Plan) (collectively, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Class A Plan provides for the payment of a monthly distribution fee to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), in an amount equal to the aggregate of (a) 0.50% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year.

The Class B Plan provides for the payment of a monthly distribution fee to EVD at an annual rate not to exceed 0.75% of the Fund's average daily net assets attributable to Class B shares. The Fund will automatically discontinue payments to EVD under the Class B Plan during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the amount received by the Fund for each Class B share sold plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (See Note 7), daily amounts theretofore paid to EVD by Lloyd George Investment Management (Bermuda) Limited, investment adviser for the Portfolio (Adviser), in consideration of EVD's distribution effort. At December 31, 2005, the amount of Uncovered Distribution Charges EVD calculated under the Class B Plan was approximately $3,934,000. The amounts paid by the Adviser to EVD are equivalent to 0.15% of the Fund's average daily net assets attributable to Class B shares and are made from the Adviser's own resources, not Fund assets.

Distribution fee payments are made for providing ongoing distribution services to the Fund. The amount payable to EVD by the Fund with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid or accrued $517,851 and $286,541 for Class A and Class B shares, respectively, to or payable to EVD for the year ended December 31, 2005, representing 0.40% and 0.75% of average daily net assets attributable to Class A and Class B shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in an amount equal to 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year and in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class B shares. Such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. For the year ended

11

Eaton Vance Greater India Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

December 31, 2005, service fees amounted to $122,212 and $95,514 for Class A and Class B shares, respectively, representing 0.10% and 0.25% of average daily net assets attributable to Class A and Class B shares, respectively.

Certain officers and Trustees of the Fund are officers of the above organization.

7  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Investors who purchase Class A shares in a single fund purchase in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investments or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (See Note 6). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $500 and $192,000 of CDSC paid by shareholders for Class A and Class B shares, respectively, for the year ended December 31, 2005.

12

Eaton Vance Greater India Fund as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Greater India Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater India Fund (the "Fund") (one of the series of the Eaton Vance Special Investment Trust) as of December 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater India Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 21, 2006

13

Eaton Vance Greater India Fund as of December 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2006 showed the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of capital gain dividends.

Capital Gain Dividends. The Fund designates $8,857,145 as a capital gain dividend.

Foreign Tax Credit. The Fund paid foreign taxes of $420,748 and recognized foreign source income of $1,727,395.

14

South Asia Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 89.6%
Security	Shares	Value
India — 88.4%
Applications Software — 15.1%
Financial Technologies (India) Ltd.	319,443	$9,228,787
Geodesic Information Systems Ltd.	1,167,800	5,955,754
Infosys Technologies Ltd.	213,681	14,222,744
Patni Computer Systems Ltd.	565,059	6,209,483
Tata Consultancy Services Ltd.	394,630	14,902,456
		$50,519,224
Auto and Parts — 7.8%
Bajaj Auto Ltd.	255,852	$11,373,221
Maruti Udyog Ltd.	650,980	9,205,705
Motor Industries Co. Ltd.	86,685	5,525,519
		$26,104,445
Banking and Finance — 3.9%
Kotak Mahindra Bank Ltd.	1,460,625	$7,262,561
Punjab National Bank Ltd.	344,480	3,566,856
Shriram Transport Finance Co. Ltd.	857,009	2,170,607
		$13,000,024
Building Materials — 1.1%
Ultra Tech Cement Ltd.	407,912	$3,863,200
		$3,863,200
Chemicals — 3.0%
Micro Inks Ltd.	113,300	$1,576,967
United Phosphorus Ltd.	1,568,370	8,349,207
		$9,926,174
Diversified Industry — 1.8%
Sintex Industries Ltd.	1,669,420	$6,160,978
		$6,160,978
Drugs — 10.9%
Divi's Laboratories Ltd.	96,944	$3,280,587
Dr. Reddy's Laboratories Ltd.	207,200	4,485,162
Glaxosmithkline Pharmaceuticals Ltd.	496,823	12,365,385
Orchid Chemicals and Pharmaceuticals Ltd.	1,023,520	5,484,848
Sun Pharmaceutical Industries Ltd.	732,194	11,079,016
		$36,694,998

Security	Shares	Value
Energy — 14.8%
Bharat Petroleum Corp. Ltd.	1,032,270	$9,958,046
Indian Oil Corporation	474,070	5,868,334
National Thermal Power Corp. Ltd.	2,959,400	7,381,650
Oil and Natural Gas Corp. Ltd.	441,200	11,517,173
Reliance Industries Ltd.	757,200	14,930,953
		$49,656,156
Engineering — 10.2%
ABB Ltd.	131,500	$5,622,432
Gammon India Ltd.	662,843	6,086,507
Larsen & Toubro Ltd.	183,020	7,501,550
Siemens India Ltd.	188,383	15,090,518
		$34,301,007
Household Products — 3.3%
Hindustan Lever Ltd.	2,516,300	$11,001,233
		$11,001,233
Medical Products / Biotech — 0.2%
Transgene Biotek Ltd.(1)	240,000	$756,915
		$756,915
Oil and Gas-Equipment and Services — 1.9%
Indraprastha Gas Ltd.	2,135,600	$6,410,121
		$6,410,121
Oil Drilling-Equipment and Services — 1.8%
Aban Loyd Chiles Offshore Ltd.	558,000	$6,198,622
		$6,198,622
Power Converters / Power Supply Equipment — 5.3%
Bharat Heavy Electricals Ltd.	223,200	$6,881,950
Suzlon Energy Ltd.(1)	540,914	10,751,582
		$17,633,532
Retail — 2.6%
Pantaloon Retail India Ltd.	228,906	$8,579,320
		$8,579,320

See notes to financial statements

15

South Asia Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Textiles — 0.6%
Himatsingka Seide Ltd. GDR(1)(2)	701,240	$2,006,949
		$2,006,949
Tobacco — 2.6%
ITC Ltd.	2,750,400	$8,676,057
		$8,676,057
Transportation — 1.5%
Container Corporation of India Ltd.	155,600	$5,010,590
		$5,010,590
Total India (identified cost $210,404,719)		$296,499,545
Sri Lanka — 1.2%
Security	Shares	Value
Telecommunications — 1.2%
Dialog Telekom Ltd.(1)	26,026,400	$4,205,823
		$4,205,823
Total Sri Lanka (identified cost $4,167,018)		$4,205,823
Total Common Stocks (identified cost $214,571,737)		$300,705,368
Corporate Bonds & Notes — 0.6%
Security	Principal Amount	Value
India — 0.6%
Chemicals — 0.6%
United Phosphorus Ltd. Class A, 0.00%, 1/7/11(2)	1,900,000	$2,083,385
		$2,083,385
Total India (identified cost $1,900,000)		$2,083,385
Total Corporate Bonds & Notes (identified cost, $1,900,000)		$2,083,385

Rights — 0.4%
Security	Shares	Value
India — 0.4%
Retail — 0.4%
Pantaloon Retail India Ltd.(1)(2)	45,781	$1,216,543
		$1,216,543
Total India (identified cost $0)		$1,216,543
Total Rights (identified cost $0)		$1,216,543
Total Investments — 90.6% (identified cost $216,471,737)		$304,005,296
Other Assets, Less Liabilities — 9.4%		$31,404,137
Net Assets — 100.0%		$335,409,433

GDR - Global Depository Receipt.

(1)  Non-income producing security.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

See notes to financial statements

16

South Asia Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Top Ten Holdings
Company	Industry Sector	Percentage of Net Assets	Value
Siemens India Ltd.	Engineering	4.5%	$15,090,518
Reliance Industries Ltd.	Energy	4.5	14,930,953
Tata Consultancy Services Ltd.	Applications Software	4.4	14,902,456
Infosys Technologies Ltd.	Applications Software	4.2	14,222,744
Glaxosmithkline Pharmaceuticals Ltd.	Drugs	3.7	12,365,385
Oil and Natural Gas Corp. Ltd.	Energy	3.4	11,517,173
Bajaj Auto Ltd.	Auto and Parts	3.4	11,373,221
Sun Pharmaceutical Industries Ltd.	Drugs	3.3	11,079,016
Hindustan Lever Ltd.	Household Products	3.3	11,001,233
Suzlon Energy Ltd.	Power Converters/ Power Supply Equipment	3.2	10,751,582

Industry concentration — Below are the top ten industry sectors represented in the Portfolio of Investments
Company	Percentage of Net Assets	Value
Applications Software	15.1%	$50,519,224
Energy	14.8	49,656,156
Drugs	10.9	36,694,998
Engineering	10.2	34,301,007
Auto and Parts	7.8	26,104,445
Power Converters/Power Supply Equipment	5.3	17,633,532
Banking and Finance	3.9	13,000,024
Chemicals	3.6	12,009,559
Household Products	3.3	11,001,233
Retail	2.9	9,795,863

See notes to financial statements

17

South Asia Portfolio as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investments, at value (identified cost, $216,471,737)	$304,005,296
Cash	32,497,437
Foreign currency, at value (identified cost, $19,005)	19,041
Interest and dividends receivable	394,216
Foreign tax rebate	48,816
Tax claim receivable (note 6)	787,365
Total assets	$337,752,171
Liabilities
Payable for investments purchased	$1,900,000
Payable to affiliate for investment advisory fees	194,031
Payable to affiliate for administration fees	65,917
Payable to affiliate for Trustees' fees	4,242
Accrued expenses	178,548
Total liabilities	$2,342,738
Net Assets applicable to investors' interest in Portfolio	$335,409,433
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$247,878,879
Net unrealized appreciation (computed on the basis of identified cost)	87,530,554
Total	$335,409,433

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Dividends	$1,725,055
Interest	245,866
Total investment income	$1,970,921
Expenses
Investment adviser fee	$1,235,822
Administration fee	412,970
Trustees' fees and expenses	14,917
Custodian fee	549,735
Legal and accounting services	55,415
Total expenses	$2,268,859
Deduct — Reduction of custodian fee	$192
Total expense reductions	$192
Net expenses	$2,268,667
Net investment loss	$(297,746)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$12,591,907
Foreign currency transactions	(161,647)
Net realized gain	$12,430,260
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$58,679,114
Foreign currency	(30,250)
Net change in unrealized appreciation (depreciation)	$58,648,864
Net realized and unrealized gain	$71,079,124
Net increase in net assets from operations	$70,781,378

See notes to financial statements

18

South Asia Portfolio as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment income (loss)	$(297,746)	$199,855
Net realized gain from investment and foreign currency transactions	12,430,260	1,167,320
Net change in unrealized appreciation (depreciation) from investments and foreign currency	58,648,864	12,455,974
Net increase in net assets from operations	$70,781,378	$13,823,149
Capital transactions — Contributions	$221,251,516	$74,171,613
Withdrawals	(50,629,386)	(44,028,771)
Net increase in net assets from capital transactions	$170,622,130	$30,142,842
Net increase in net assets	$241,403,508	$43,965,991
Net Assets
At beginning of year	$94,005,925	$50,039,934
At end of year	$335,409,433	$94,005,925

See notes to financial statements

19

South Asia Portfolio as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2005	2004	2003	2002	2001
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	1.37%	1.56%	1.82%	2.77%	2.52%
Expenses after custodian fee reduction	1.37%	1.56%	1.82%	2.77%	2.46%
Net investment income (loss)	(0.18)%	0.31%	(0.18)%	(0.77)%	(1.02)%
Portfolio Turnover	29%	73%	87%	112%	141%
Total Return	46.82%	19.07%	120.47%	1.53%	(25.70)%
Net assets, end of year (000's omitted)	$335,409	$94,006	$50,040	$11,167	$13,650

See notes to financial statements

20

South Asia Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

South Asia Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on January 18, 1994, seeks to achieve long-term capital appreciation by investing primarily in equity securities of companies in India and surrounding countries of the Indian sub-continent. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2005, the Eaton Vance Greater India Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Federal Taxes — The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to capital gains tax in India on gains realized upon disposition of Indian securities, payable prior to repatriation of sales proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward to offset future gains. During the year ended December 31, 2005, the Portfolio made payments of tax subject to such requirements in the amount of $420,748. In addition, the Portfolio may accrue a tax liability for net unrealized gains in excess of available carryforwards on Indian securities based on existing tax rates and anticipated holding periods of the securities. As of December 31, 2005, there was no tax liability for net unrealized gains. The Portfolio has recorded a receivable of

21

South Asia Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

$48,816 for provisional tax rebate for the Indian tax year ending March 31, 2006.

C  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit (initial margin) either cash or securities in an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

D  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio.

Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the

22

South Asia Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2005, the adviser fee was 0.75% of average daily net assets and amounted to $1,235,822. In addition, an administration fee is earned by Eaton Vance Management (EVM) for administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2005, the administration fee was 0.25% of average net assets and amounted to $412,970. Except as to Trustees of the Portfolio who are not members of the Adviser's or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

For the year ended December 31, 2005, purchases and sales of investments, other than short-term obligations, aggregated $185,009,452 and $45,394,148, respectively.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2005, as computed on a federal income tax basis, are as follows:

Aggregate cost	$216,500,490
Gross unrealized appreciation	$87,757,076
Gross unrealized depreciation	(252,270)
Net unrealized appreciation	$87,504,806

The depreciation on currency is $3,005.

5  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers.

Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

Settlement of securities transactions in the Indian subcontinent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

6  India Taxes

The Portfolio is subject to certain Indian income taxes in connection with distributions from, and transactions in, Indian securities. The Indian tax authority has conducted a review of the Portfolio's tax returns filed for the years ended March 31, 2002 and 2001. In March 2004, the Indian tax authority assessed the Portfolio additional taxes for the 2000-2001 tax year and recalculated the refund owed to the Portfolio for the 2001-2002 tax year, a net assessment of approximately US $865,000. As of December 31, 2005, the value of the tax claim receivable was $787,365, based on current exchange rates. While the outcome of an appeal cannot be predicted, the Portfolio has appealed the assessment and has been advised by Indian legal counsel that it has a strong case for appeal with ultimate success. The appeal process may be lengthy and will involve expense to the Portfolio. The Indian tax authority has required the Portfolio to pay the assessed amount pending the appeal. The Portfolio has paid such amount to the tax authority. Such amount is reflected as a tax claim receivable on the Statement of Assets and Liabilities.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a committed $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment

23

South Asia Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2005.

24

South Asia Portfolio as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of South Asia Portfolio

We have audited the accompanying statement of assets and liabilities of South Asia Portfolio (the "Portfolio"), including the portfolio of investments as of December 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of South Asia Portfolio at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 21, 2006

25

Eaton Vance Greater India Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between South Asia Portfolio (the "Portfolio") and its investment adviser, Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"), provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreement between the Portfolio and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing Portfolio advisory fees with those of comparable funds;

•  An independent report comparing the expense ratio of the Eaton Vance Greater India Fund (the "Fund") to those of comparable funds;

•  Information regarding Fund investment performance in comparison to a relevant universe of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Lloyd George's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets, including the use of an independent pricing service to value foreign securities that meet certain criteria, and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•  The resources devoted to compliance efforts undertaken by Lloyd George on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management ("Eaton Vance") and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the investment adviser's experience in managing equity funds investing in Greater India securities. The Special Committee noted that the investment adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment management team with first hand knowledge of country and market factors effecting Greater India securities in which the Portfolio invests. The Special Committee evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to Fund investment performance, the Special Committee reviewed a broad universe of funds and concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Portfolio are within the range of those paid by

26

Eaton Vance Greater India Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the size of the Fund and the costs associated with investing in Greater India securities, the expense ratio of the Fund is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio, as well as Lloyd George's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolio may receive reimbursement payments in respect of third party research services obtained by Lloyd George as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates for providing administration services for the Fund and for all Eaton Vance funds as a group. The Special Committee also considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

27

Eaton Vance Greater India Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and South Asia Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "LGM" refers to Lloyd George Management (B.V.I.) Limited, and "Lloyd George" refers to Lloyd George Investment Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee of the Trust; Trustee and Vice President of the Portfolio	Trustee of the Trust since 1989; of the Portfolio since 1994	Chairman, President and Chief Executive Officer of BMR, EVM and EV; Director of EV; Chairman and Chief Executive Officer of EVC; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	161	Director of EVC

Hon. Robert Lloyd George 8/13/52	Trustee and President of the Portfolio	Since 1994	Chief Executive Officer of LGM and Lloyd George. Chairman of LGM. Mr. Lloyd George is an interested person because of his positions with LGM and Lloyd George, which are affiliates of the Portfolio.	5	None

Noninterested Trustee(s)

Edward K.Y. Chen 1/14/45	Trustee of the Portfolio	Since 1994	President of Lingnan University in Hong Kong.	5	Director of First Pacific Company, Asia Satellite Telecommunications Holdings Ltd. and Wharf Holdings Limited (property management and communications)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Ray and Elizabeth Simmons Professor of Business Adminstratration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1994 and Chairman of the board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

28

Eaton Vance Greater India Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1996	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee of the Trust	Trustee of the Trust since 1998; of the Portfolio since 2003	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	Executive Vice President of EVM, BMR, and EV; Chief Investment Officer of EVM and BMR and President and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

William Walter Raleigh Kerr 8/17/50	Vice President of the Portfolio	Since 1994	Director, Finance Director and Chief Operating Officer of Lloyd George. Director of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Samir Mehta 5/30/67	Vice President of the Portfolio	Since 2005	Chief Investment Officer for Asia of Lloyd George. Officer of 1 registered investment company managed by EVM or BMR.

29

Eaton Vance Greater India Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
George C. Pierides 12/26/57	Vice President of the Trust	Since 2004	Senior Managing Director of Fox. Officer of 12 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 47 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Mr.Austin served as Assistant Treasurer of the Portfolio since 1994. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

30

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Investment Adviser of South Asia Portfolio
Lloyd George Investment Management
(Bermuda) Limited

3808 One Exchange Square

Central, Hong Kong

Sponsor and Manager of Eaton Vance Greater India Fund
and Administrator of South Asia Portfolio

Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Greater India Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

142-2/06  GISRC

Annual Report December 31, 2005

EATON VANCE
INSTITUTIONAL
SHORT TERM
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and Portfolio will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Institutional Short Term Income Fund as of December 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Thomas H. Luster, CFA

Portfolio Manager

Investment Environment

•                  In 2005, the U.S. economy grew at a solid pace with low to moderate inflation. U.S. Gross Domestic Product (GDP), the primary indicator of growth, expanded at a robust 4.1% rate in the third quarter of 2005 and an estimated 3.5% for the year. Unemployment, meanwhile, declined to 4.9% in December 2005 from 5.4% a year earlier.

•                  At its December 2005 meeting, the Federal Reserve Board (the Fed) increased short-term interest rates by 25 basis points (0.25%). This was the Fed’s 13th consecutive increase since June 2004, and it brought the Fed Funds target rate, a key short-term interest rate benchmark, to 4.25%.

•                  In past cycles, as the Fed has moved the rate higher, market forces have pushed intermediate and long yields higher as well. In the current cycle, however, yields on intermediate and long bonds have actually declined, causing a “flattening” of the yield curve (the yield curve is a graphical depiction of bond yields across all maturities).

The Fund

•                  Eaton Vance Institutional Short Term Income Fund had a total return of 2.95% for the year ended December 31, 2005.(1) This return resulted from an increase in the Fund’s net asset value to $50.98 per share on December 31, 2005, from $50.24 per share on December 31, 2004, and the reinvestment of $0.746 in dividends. See page 3 for more performance information.

•                  By comparison, the Fund’s benchmark, the Merrill Lynch U.S. Corporate & Government, 1-3 Years, A-Rated and Above Index — a representative, unmanagedindex of U.S. Treasury securities and corporate bonds with maturities of between one and three years — had a total return of 1.75% during the same period.(2)

•                  Eaton Vance Institutional Short Term Income Fund seeks current income and liquidity. The Fund seeks to meet its investment objective by investing in U.S. Treasury obligations; U.S. agency obligations; obligations of commercial banks or savings and loan associations (such as bankers’ acceptances and fixed and variable rate certificates of deposit); repurchase agreements; auction rate securities; commercial paper; corporate bonds; preferred stock; fixed and floating-rate asset-backed securities; and mortgage-backed securities. The Fund maintains a dollar-weighted average portfolio maturity of not more than three years. The dollar-weighted average duration of the Fund will not exceed two years.

•                  Management continued to maintain a relatively short weighted average maturity in the Fund to provide flexibility for interest rate increases. This strategy was beneficial during the 12 months ended December 31, 2005, as short-term rates continued to rise. Although shorter-maturity securities typically offer lower yields, their flexibility enabled management to reinvest more quickly, helping to increase the Fund’s income stream as rates rose.

(1)       Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge.

(2)       It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month-end, please refer to www.eatonvance.com.

The views expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

Eaton Vance Institutional Short Term Income Fund as of December 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the Merrill Lynch U.S. Corporate & Government, 1-3 Years, A-Rated and Above Index, a representative, unmanaged index of U.S. Treasury securities and corporate bonds with maturities of between one and three years.  The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of the Fund and the Merrill Lynch U.S. Corporate & Government, 1-3 Years, A-Rated and Above Index. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance

SEC Average Annual Total Returns
One Year	2.95%
Life of Fund†	1.70%

†Inception Date – 1/7/03

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Asset Allocation*

By net assets

*                 Asset Allocation information may not be representative of the Fund’s current or future investments and may change due to active management.

**          Source: Thomson Financial; Lipper Inc. The Fund commenced investment operations on 1/7/03. The chart uses the closest month-end after inception.

It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

Eaton Vance Institutional Short Term Income Fund as of December 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 – December 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Institutional Short Term Income Fund

	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period* (7/1/05 – 12/1/05)

Actual	$1,000.00	$1,017.00	$1.88
Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.30	$1.89

*                 Expenses are equal to the Fund’s annualized expense ratio of 0.37% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005.

4

Eaton Vance Institutional Short Term Income Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS

Asset Backed Securities — 2.9%
Security	Principal Amount (000's omitted)	Value
AMXCA 2003-1-A, 4.48%, 9/15/10(1)	$1,000	$1,002,771
BOIT Series 2003-B1, Class B-1, 4.74%, 12/15/10(1)	1,000	1,005,568
CARAT 2004-1 A4, 2.64%, 11/17/08	1,550	1,505,571
CCCIT Series 2003-A4 Class A4, 4.57%, 3/20/09(1)	2,100	2,102,154
CHAMT Series 2004-1B, Class B, 4.57%, 5/15/09(1)	1,000	1,000,558
MBNAS, Series 2003-A3 Class A3, 4.49%, 8/16/10(1)	2,100	2,106,438
Total Asset Backed Securities (identified cost, $8,714,527)		$8,723,060
Auction-Rate Securities — 11.3%
Security	Shares/ Principal Amount	Value
Colorado Educational and Cultural Facility, 4.45%, 7/1/32(1)	$3,000,000	$3,000,000
Colorado Educational and Cultural Facility, 4.50%, 7/1/33(1)	1,100,000	1,100,000
Connecticut, 4.35%, 5/1/12(1)	1,900,000	1,900,000
ING Clarion Real Estate, Inc., 4.50%(1)(2)	80	2,000,000
Insured Muni Income Fund, Series D, 5.10%(1)(2)	77	3,850,000
Nebraska Public Power District, 4.25%, 1/1/14(1)	4,000,000	4,000,000
Nueveen NY Select Quality Fund, Series TH, 5.00%(1)(2)	240	6,000,000
Nuveen NY Investment Quality Fund, Series T, 5.00%(1)(2)	95	2,375,000
Scudder RREEF Real Estate Fund II, Series TH7, 4.45%(1)(2)	240	6,000,000
Van Kampen American Investment Fund, Series A, 4.77%(1)(2)	80	2,000,000
Van Kampen American Municipal Trust, Series D, 6.15%(1)(2)	80	2,000,000
Total Auction-Rate Securities (at amortized cost, $34,225,000)		$34,225,000

Commercial Paper — 30.4%
Security	Principal Amount (000's omitted)	Value
Abbey National North America, LLC, 4.35%, 1/3/06	$14,000	$13,996,617
Barclays US Funding, LLC, 4.14%, 1/3/06	5,000	4,998,851
Barton Capital Corp., 4.32%, 1/12/06(3)	9,000	8,988,120
CAFCO, LLC, 4.38%, 2/16/06(3)	9,000	8,949,630
Old Line Funding, LLC, 4.36%, 2/10/06(3)	9,000	8,956,400
Ranger Funding Co., LLC, 4.33%, 2/3/06(3)	9,000	8,964,278
Societe Generale N.A., 4.31%, 1/5/06	14,000	13,993,296
UBS Finance Delaware, LLC, 4.29%, 1/5/06	14,000	13,993,326
Yorktown Capital, LLC, 4.32%, 1/20/06(3)	9,000	8,979,480
Total Commercial Paper (at amortized cost, $91,819,998)		$91,819,998
Corporate Bonds — 5.6%
Security	Principal Amount (000's omitted)	Value
Alabama Power Co., 2.80%, 12/1/06	$1,550	$1,523,008
American Honda Finance Corp., 4.619%, 9/27/07(1)	2,425	2,430,597
Bear Stearns Co., Inc., 4.31%, 1/16/07(1)	2,500	2,505,313
Caterpillar Financial Service Corp., 4.392%, 2/11/08(1)	2,425	2,429,234
FleetBoston Financial Corp., 7.125%, 4/15/06	1,000	1,006,715
HSBC Bank USA, 4.509%, 12/14/06(1)	2,000	2,002,454
Lehman Brothers Inc., 7.375%, 1/15/07	2,000	2,045,006
Merrill Lynch and Co., Inc., 4.511%, 2/5/10(1)	2,835	2,840,372
		$16,782,699
Total Corporate Bonds (identified cost $16,801,979)		$16,782,699

See notes to financial statements

5

Eaton Vance Institutional Short Term Income Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Mortgage-Backed Securities — 0.1%
Security	Principal Amount (000's omitted)	Value
FHLMC, PAC CMO, Series 2571-MJ, 3.50%, 10/15/23	$211	$210,661
Total Mortgage-Backed Securities (identified cost, $211,078)		$210,661
Preferred Stocks — 3.2%
Security	Shares	Value
Financial Services — 3.0%
Bank One Capital V, 8.00%, 1/30/31(2)	40,000	$1,001,556
Citigroup Capital VII, 7.125%, 7/31/31(2)	60,000	1,506,762
Federal National Mortgage Association, Series K, 5.396%(1)	50,000	2,480,000
Morgan Stanley Capital II, 7.25%, 7/31/31(2)	80,000	2,009,780
USB Capital III, 7.75%, 5/1/31(2)	83,000	2,086,251
		$9,084,349
Telecommunication Services — 0.2%
AT&T, Inc., 7.00%, 6/01/41(2)	20,000	$496,641
		$496,641
Total Preferred Stocks (identified cost $9,717,917)		$9,580,990
U.S. Government Agency Obligations — 5.8%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Bank, 3.72%, 9/29/06(1)	$1,000	$1,000,634
Federal Home Loan Bank, 3.75%, 9/28/06	2,000	1,997,786
Federal Home Loan Bank, 4.125%, 11/15/06(2)	3,000	2,984,400
Federal Home Loan Bank, 4.20%, 11/5/08	2,000	1,968,240
Federal Home Loan Bank, 5.75%, 10/15/07	700	713,565

Security	Principal Amount (000's omitted)	Value
FHLMC, 4.06%, 7/25/08	$2,000	$1,988,516
FNMA, 2.25%, 2/28/06	2,000	1,992,818
FNMA, 2.50%, 2/17/06(1)	1,000	997,460
FNMA, 2.625%, 10/23/06	1,000	983,742
FNMA, 4.15%, 7/13/07	3,000	2,973,990
Total U.S. Government Agency Obligations (identified cost, $17,744,044)		$17,601,151
U.S. Treasury Obligations — 1.1%
Security	Principal Amount (000's omitted)	Value
US Treasury Inflation Index Note, 3.375%, 1/15/07	$1,886	$1,900,422
US Treasury Inflation Index Note, 3.375%, 2/28/07	1,500	1,482,420
Total U.S. Treasury Obligations (identified cost, $3,397,133)		$3,382,842
Repurchase Agreements — 38.8%
Security	Principal Amount (000's omitted)	Value
Merrill Lynch Repurchase Agreement, dated 12/30/05, due 1/03/06, with a maturity value of $47,211,917 and an effective yield of 4.18%, collaterized by U.S. Agency Obligations with rates of 0.00%, with maturity dates ranging from 1/26/06 to 3/30/06 and with an aggregate market value of $48,136,454.	$47,190	$47,190,000
Morgan Stanley Repurchase Agreement, dated 12/30/05, due 1/03/06, with a maturity value of $70,032,978 and an effective yield of 4.24%, collaterized by U.S. Agency Obligations with rates ranging from 0.00% to 10.25%, with maturity dates ranging from 1/06/06 to 11/19/10 and with an aggregate market value of $70,764,144.	70,000	70,000,000
Total Repurchase Agreements (identified cost $117,190,000)		$117,190,000

See notes to financial statements

6

Eaton Vance Institutional Short Term Income Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 0.7%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 4.23%, 1/3/06	$2,000	$2,000,000
Total Short-Term Investments (at amortized cost, $2,000,000)		$2,000,000
Total Investments — 99.9% (identified cost $301,821,676)		$301,516,401
Other Assets, Less Liabilities — 0.1%		$319,139
Net Assets — 100.0%		$301,835,540

AMXCA - American Express Credit Account Master Trust

BOIT - Bank One Issuance Trust

CARAT - Capital Auto Receivables Asset Trust

CCCIT - Citibank Credit Card Issuance Trust

FNMA - Federal National Mortgage Association (Fannie Mae)

MBNAS - MBNA Credit Card Master Note Trust

(1)  Variable rate security. The stated interest rate represents the rate in effect at December 31, 2005.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  A security which has been issued under section 4(2) of the Securities Act of 1933 and is generally regarded as restricted and illiquid. This security may be resold in transactions exempt from registration or to the public if the security is registered. All such securities held have been deemed by the Fund's Trustees to be liquid and were purchased with the expectation that resale would not be necessary.

See notes to financial statements

7

Eaton Vance Institutional Short Term Income Fund as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investments, at value (identified cost, $184,631,676)	$184,326,401
Repurchase Agreements, at value (cost $117,190,000)	117,190,000
Cash	457
Dividends and interest receivable	544,631
Total assets	$302,061,489
Liabilities
Payable to affiliate for investment advisory fees	$34,739
Payable to affiliate for service fees	163,975
Payable to affiliate for administration fees	27,235
Total liabilities	$225,949
Net Assets for 5,920,520 shares of beneficial interest outstanding	$301,835,540
Sources of Net Assets
Paid-in capital	$302,196,598
Accumulated net realized loss (computed on the basis of identified cost)	(55,783)
Net unrealized depreciation (computed on the basis of identified cost)	(305,275)
Total	$301,835,540
Net Asset Value, Offering Price and Redemption Price Per Share
($301,835,540 ÷ 5,920,520 shares of beneficial interest outstanding)	$50.98

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Interest	$8,438,331
Dividends	721,863
Total investment income	$9,160,194
Expenses
Investment adviser fee	$663,400
Administration fee	265,407
Service fees	663,491
Total expenses	$1,592,298
Deduct — Reduction of investment adviser fee	$462,174
Reduction of sevice fees	230,876
Total expense reductions	$693,050
Net expenses	$899,248
Net investment income	$8,260,946
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(85,551)
Realized gain distributions from auction-rate securities	29,768
Net realized loss	$(55,783)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(269,395)
Net change in unrealized appreciation (depreciation)	$(269,395)
Net realized and unrealized loss	$(325,178)
Net increase in net assets from operations	$7,935,768

See notes to financial statements

8

Eaton Vance Institutional Short Term Income Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment income	$8,260,946	$1,978,172
Net realized gain (loss) from investment transactions and realized gain distributions from auction-rate securities	(55,783)	34,349
Net change in unrealized appreciation (depreciation) from investments	(269,395)	(61,701)
Net increase in net assets from operations	$7,935,768	$1,950,820
Distributions to shareholders — From net investment income	$(1,707,891)	$(1,472,892)
Total distributions to shareholders	$(1,707,891)	$(1,472,892)
Transactions in shares of beneficial interest — Proceeds from sale of shares	$852,000,000	$109,818,609
Cost of shares redeemed	(691,419,691)	(72,383,926)
Net increase in net assets from Fund share transactions	$160,580,309	$37,434,683
Net increase in net assets	$166,808,186	$37,912,611
Net Assets
At beginning of year	$135,027,354	$97,114,743
At end of year	$301,835,540	$135,027,354

See notes to financial statements

9

Eaton Vance Institutional Short Term Income Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended December 31,
	2005(1)	2004(1)	2003(1)(2)
Net asset value — Beginning of year	$50.240	$50.190	$50.000
Income (loss) from operations
Net investment income	$1.583	$0.632	$0.422
Net realized and unrealized gain (loss)	(0.097)	(0.034)	0.048
Total income from operations	$1.486	$0.598	$0.470
Less distributions
From net investment income	$(0.746)	$(0.548)	$(0.280)
Total distributions	$(0.746)	$(0.548)	$(0.280)
Net asset value — End of year	$50.980	$50.240	$50.190
Total Return(3)	2.95%	1.19%	0.94%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$301,836	$135,027	$97,115
Ratios (As a percentage of average daily net assets):
Net expenses	0.34%	0.30%	0.55	%(4)
Net investment income	3.11%	1.25%	0.85	%(4)
Portfolio Turnover	378%	390%	429%

†  The operating expenses of the Fund reflect reductions of both the investment adviser fee and service fees. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	0.60%	0.60%	0.60	%(4)
Net investment income	2.85%	0.95%	0.80	%(4)
Net investment income per share	$1.450	$0.480	$0.397

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business January 7, 2003, to December 31, 2003.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the periods shown.

(4)  Annualized.

See notes to financial statements

10

Eaton Vance Institutional Short Term Income Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Institutional Short Term Income Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and liquidity. The Fund invests in U.S. Treasury obligations, U.S. agency obligations, obligations of commercial banks or savings and loan associations (such as bankers' acceptances and fixed and variable rate certificates of deposit), repurchase agreements, auction rate securities, commercial paper, corporate bonds, preferred securities, fixed and floating rate asset-backed securities and mortgage-backed securities, all of which must be rated A or higher (i.e., within the top three rating categories). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Marketable securities, including options, that are listed on foreign or U.S. securities exchanges generally are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of preferred debt securities that are valued by a pricing service on an equity basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Unlisted or listed securities for which closing sales prices are not available are valued at the mean between the bid and asked prices. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income — Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income tax is necessary. At December 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $(55,783), which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such loss carryover will expire on December 31, 2013.

D  Repurchase Agreements — The Fund may enter into repurchase agreements collateralized by U.S. Treasury obligations, U.S. agency obligations, commercial paper and mortgage-backed securities involving any or all of its assets with banks and broker dealers determined to be creditworthy by the investment adviser, Eaton Vance Management (EVM). Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually overnight, but may be within seven days of the original purchase date. In the event of bankruptcy of the counterparty or a third party custodian, the Fund might experience delays in recovering its cash or experience a loss.

E  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

F  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of American requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

11

Eaton Vance Institutional Short Term Income Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distribution to Shareholders

It is the present policy of the Fund to pay dividends and capital gains annually, normally in December. The Fund intends, on its tax return, to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the Fund's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and defer the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Fund's shares, the total return on a shareholder's investment will not be reduced as a result of the Fund's distribution policy.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the year ended December 31, 2005 was as follows:

	Year Ended 12/31/05	Year Ended 12/31/04
Distributions declared from:
Ordinary income	$1,707,891	$1,472,892

During the year ended December 31, 2005, accumulated net investment income was decreased by $6,553,055 and paid-in capital was increased by $6,553,055 primarily due to the Fund's utilization of tax equalization. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(55,783)
Unrealized loss	$(305,275)

3  Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31,
	2005	2004
Sales	16,696,236	2,180,106
Redemptions	(13,463,475)	(1,427,333)
Net increase	3,232,761	752,773

At December 31, 2005, Eaton Vance Management owned approximately 39% of the outstanding shares of the Fund.

4  Purchases and Sales of Investments

Purchases and sales (including maturities), other than U.S. Government securities and short-term obligations, aggregated $352,203,766 and $327,054,913, respectively for the year ended December 31, 2005. Purchases and sales of U.S. Government and Agency securities aggregated $41,210,916 and $31,501,892, respectively.

5  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management services rendered to the Fund. Under the investment advisory agreement with the Fund, EVM received a monthly advisory fee equal to 0.25% annually of the average daily net assets of the Fund. For the year ended December 31, 2005, the fee was equivalent to 0.25% of the Fund's average net assets and amounted to $663,400. Pursuant to a voluntary fee waiver, EVM made a reduction of its investment adviser fee in the amount of $462,174 for the year ended December 31, 2005. EVM also serves as administrator of the Fund, providing the Fund with administration services and

12

Eaton Vance Institutional Short Term Income Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

related office facilities. In return, the Fund pays EVM administration fees equivalent to 0.10% of average daily net assets of the Fund. For the year ended December 31, 2005, the fee was equivalent to 0.10% of the Fund's average net assets and amounted to $265,407. EVM also pays all ordinary operating expenses of the Fund (except service, administrative services and advisory fees). Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM. Trustees fees incurred by the Fund for the year ended December 31, 2005 were paid by EVM.

6  Service Plan

The Fund has adopted a service plan. Fund assets bear a service fee for personal and/or account services paid to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, in an amount not exceeding 0.25% of average daily net assets. EVD may pay up to the entire amount of the service fee to investment dealers and their employees, or to EVD employees for providing services to the Fund or its shareholders. Service fee payments from EVD to investment dealers and others will be made on new accounts only if EVD has previously authorized in writing such payments for identified accounts. For the year ended, December 31, 2005, the Fund paid or accrued service fees payable to EVD in the amount of $663,491. Pursuant to a voluntary fee waiver, EVD made a reduction of its service fee in the amount of $230,876 for the year ended December 31, 2005.

7  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$301,821,676
Gross unrealized appreciation	$29,171
Gross unrealized depreciation	(334,446)
Net unrealized depreciation	$(305,275)

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowing at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2005.

13

Eaton Vance Institutional Short Term Income Fund as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Institutional Short Term Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Institutional Short Term Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2005, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and from the period from the start of business, January 7, 2003, to December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Institutional Short Term Income Fund at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and for the period from the start of business, January 7, 2003, to December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2006

14

Eaton Vance Institutional Short Term Income Fund as of December 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2006 showed the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

15

Eaton Vance Institutional Short Term Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Eaton Vance Institutional Short Term Income Fund (the "Fund") and its manager or investment adviser, Eaton Vance Management ("Eaton Vance"), provides that the agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreement between the Fund and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing Fund advisory fees with those of comparable funds;

•  An independent report comparing the Fund's expense ratio to those of comparable funds;

•  Information regarding Fund investment performance;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Special Committee also considered the investment adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreement. Specifically, the Special Committee considered the investment adviser's experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Special Committee noted the experience of the investment professionals and other personnel who would provide services under the investment advisory agreement. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Fund.

In its review of information with respect to Fund investment performance, the Special Committee concluded that, in light of the unique management strategy of the Fund and the manner in which the strategy addresses special needs of investors, the Fund's performance has been reasonable. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information

16

Eaton Vance Institutional Short Term Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the profit levels of the investment adviser and its affiliates in providing investment management and administration services for the Fund and for all Eaton Vance funds as a group. The Special Committee also considered the other benefits realized by Eaton Vance and its affiliates in connection with the operation of the Fund and noted in particular that the Fund had benefited from a voluntary waiver of fees by Eaton Vance and its affiliates. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that, in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also concluded that, in light of the size of the Fund and the level of profitability to the adviser, the adviser and its affiliates are not realizing material economies of scale that warrant the implementation of breakpoints at this time.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

17

Eaton Vance Institutional Short Term Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Since 1989	Chairman, President and Chief Executive Officer of BMR, EVM and EV; Director of EV; Chairman and Chief Executive Officer of EVC; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons, Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee since 1989 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation ( a holding company owning institutional investment management) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

18

Eaton Vance Institutional Short Term Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Since 1989	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2002	Executive Vice President of EVM, BMR, and EV; Chief Investment Officer of EVM and BMR and President and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

George C. Pierides 12/26/57	Vice President	Since 2004	Senior Managing Director of Fox. Officer of 12 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of BMR, EVM and EVD. Officer of 161 registered investment companies managed by EVM or BMR.

19

Eaton Vance Institutional Short Term Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

20

This Page Intentionally Left Blank

Investment Adviser
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Institutional Short Term Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1555-2/06  ISTISRC

Annual Report December 31, 2005

EATON VANCE
INSTITUTIONAL
SHORT TERM
TREASURY
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Duke E. Laflamme, CFA

Portfolio Manager

Investment Environment

•                  In 2005, the U.S. economy grew at a solid pace, with low to moderate inflation. U.S. Gross Domestic Product (GDP), the primary indicator of growth, expanded at a robust 4.1% rate in the third quarter of 2005 and an estimated 3.5% for the year. Unemployment, meanwhile, declined to 4.9% in December 2005 from 5.4% a year earlier.

•                  At its December 2005 meeting, the Federal Reserve Board (the Fed) increased short-term interest rates by 25 basis points (0.25%). This was the Fed’s 13th consecutive increase since June 2004, and it brought the Fed Funds target rate, a key short-term interest rate benchmark, to 4.25%.

•                  In past cycles, as the Fed has moved the rate higher, market forces have pushed intermediate and long yields higher as well. In the current cycle, however, yields on intermediate and long bonds have actually declined, causing a “flattening” of the yield curve (the yield curve is a graphical depiction of bond yields across all maturities).

The Fund

•                  Eaton Vance Institutional Short Term Treasury Fund had a total return of 2.62% for the year ended December 31, 2005.(1) This return resulted from a decrease in the Fund’s net asset value to $72.18 per share on December 31, 2005, from $72.21 per share on December 31, 2004, and the reinvestment of $1.923 in dividends. See page 3 for more performance information.

•                  By comparison, the Fund’s benchmark, the Merrill Lynch 0-1 Year Treasury Notes and Bonds Index — an unmanaged index of U.S. Treasury Notes and Bonds with maturities of 0-1 years — had a total return of 2.84% during the same period.(2)

•                  Management continued to maintain a relatively short weighted average maturity in the Fund to provide flexibility for interest rate increases. This strategy was beneficial during the year, as short-term rates continued to rise. Although shorter-maturity securities typically offer lower yields, their flexibility enabled management to reinvest more quickly, helping to increase the Fund’s income stream as rates rose. For 2006, we remain focused on the economy, inflation, and Fed interest rate policy.

•                  Eaton Vance Institutional Short Term Treasury Fund invests exclusively in U.S. Treasury obligations (bills, notes, and bonds) with a remaining maturity of up to five years and repurchase agreements collateralized exclusively by U.S. Treasury obligations.

(1)       Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge.

(2)       It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month-end, please refer to www.eatonvance.com

The views expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the Merrill Lynch 0-1 Year Treasury Notes and Bonds Index, an unmanaged index of U.S. Treasury Notes and Bonds with maturities of 0-1 years. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of the Fund and the Merrill Lynch 0-1 Year Treasury Notes and Bonds Index. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance

SEC Average Annual Total Returns

One Year	2.62%
Five Years	1.79%
Life of Fund†	2.67%

†Inception Date – 1/4/99

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www. eatonvance.com.

Asset Allocation†

By net assets

†Asset allocation information may not be representative of the Fund’s current or future investments and may change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Institutional
Short Term Treasury Fund vs. the Merrill Lynch 0-1 Year Treasury Notes and Bonds Index*

January 31, 1999 – December 31, 2005

*  Sources: Thomson Financial; Lipper, Inc. The Fund commenced investment operations on 1/4/99. The chart uses closest month-end after inception.

It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 — December 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Institutional Short Term Treasury Fund

	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period* (7/1/05 — 12/31/05)
Actual	$1,000.00	$1,015.00	$1.57
Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.60	$1.58

*                 Expenses are equal to the Fund’s annualized expense ratio of 0.31% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005.

4

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS

U.S. Treasury Obligations — 99.4%
Security	Principal Amount (000's omitted)	Value
US Treasury Bill, 0.00%, 3/9/06	$10,000	$9,925,300
Total U.S. Treasury Obligations (identified cost, $9,927,696)		$9,925,300
Total Investments — 99.4% (identified cost $9,927,696)		$9,925,300
Other Assets, Less Liabilities — 0.6%		$59,973
Net Assets — 100.0%		$9,985,273

See notes to financial statements

5

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investments, at value (identified cost, $9,927,696)	$9,925,300
Cash	65,483
Interest receivable	560
Total assets	$9,991,343
Liabilities
Payable to affiliate for management fees	$1,700
Payable to affiliate for service fees	4,370
Total liabilities	$6,070
Net Assets for 138,330 shares of beneficial interest outstanding	$9,985,273
Sources of Net Assets
Paid-in capital	$10,364,783
Accumulated net realized loss (computed on the basis of identified cost)	(377,127)
Accumulated undistributed net investment income	13
Net unrealized depreciation (computed on the basis of identified cost)	(2,396)
Total	$9,985,273
Net Asset Value, Offering Price and Redemption Price Per Share
($9,985,273 ÷ 138,330 shares of beneficial interest outstanding)	$72.18

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Interest	$294,291
Total investment income	$294,291
Expenses
Management fee	$35,358
Service fees	25,258
Total expenses	$60,616
Deduct — Reduction of management fee	$21,196
Reduction of service fee	11,095
Total expense reductions	$32,291
Net expenses	$28,325
Net investment income	$265,966
Realized and Unrealized Gain (Loss)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(3,099)
Net change in unrealized appreciation (depreciation)	$(3,099)
Net realized and unrealized loss	$(3,099)
Net increase in net assets from operations	$262,867

See notes to financial statements

6

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations —
Net investment income	$265,966	$93,643
Net change in unrealized appreciation (depreciation) from investments	(3,099)	486
Net increase in net assets from operations	$262,867	$94,129
Distributions to shareholders — From net investment income	$(265,953)	$(93,677)
Total distributions to shareholders	$(265,953)	$(93,677)
Net increase (decrease) in net assets	$(3,086)	$452
Net Assets
At beginning of year	$9,988,359	$9,987,907
At end of year	$9,985,273	$9,988,359
Accumulated undistributed net investment income included in net assets
At end of year	$13	$—

See notes to financial statements

7

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended December 31,
	2005	2004	2003(1)		2002(1)	2001(1)
Net asset value — Beginning of year	$72.210	$72.200	$72.840		$72.710	$70.760
Income (loss) from operations
Net investment income	$1.923	$0.677	$0.696		$0.944	$2.195
Net realized and unrealized gain (loss)	(0.030)	0.010	(0.476	)(2)	(0.054)	0.555
Total income from operations	$1.893	$0.687	$0.220		$0.890	$2.750
Less distributions
From net investment income	$(1.923)	$(0.677)	$(0.860)		$(0.760)	$(0.800)
Total distributions	$(1.923)	$(0.677)	$(0.860)		$(0.760)	$(0.800)
Net asset value — End of year	$72.180	$72.210	$72.200		$72.840	$72.710
Total Return(3)	2.62%	0.95%	0.31%		1.22%	3.89%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$9,985	$9,988	$9,988		$1,002	$1,349
Ratios (As a percentage of average daily net assets):
Net expenses	0.28%	0.25%	0.25%		0.52%	0.60%
Net investment income	2.63%	0.93%	0.96%		1.29%	3.02%
Portfolio Turnover	0%	0%	0%		14%	13%

†  The operating expenses of the Fund may reflect a reduction of both the management fee and the service fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	0.60%	0.60%	0.60%	0.60%	—
Net investment income	2.31%	0.58%	0.61%	1.21%	—
Net investment income per share	$1.689	$0.422	$0.442	$0.885	—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the period.

See notes to financial statements

8

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Institutional Short Term Treasury Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund's investment objective is to seek current income and liquidity. The Fund invests exclusively in U.S. Treasury obligations (bills, notes and bonds) with a remaining maturity of up to five years and repurchase agreements collateralized exclusively by U.S. Treasury obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a broker or pricing service. Repurchase agreements are valued at cost plus accrued interest. Investments for which valuations or market quotations are unavailable and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income — Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income tax is necessary. At December 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $377,127, which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such loss carryover will expire on December 31, 2010.

D  Repurchase Agreements — The Fund may enter into repurchase agreements collateralized exclusively by U.S. Treasury obligations with banks and broker-dealers determined to be creditworthy by the Fund's Manager, Eaton Vance Management. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually overnight, but may be within seven days of the original purchase date. In the event of bankruptcy of the counterparty or a third party custodian, the Fund might experience delays in recovering its cash or experience a loss.

E  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

F  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to pay dividends and capital gains annually, normally in December. The Fund intends on its tax return to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the Fund's undistributed investment company

9

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and defer the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Fund's shares, the total return on a shareholder's investment will not be reduced as a result of the Fund's distribution policy. During the year ended December 31, 2005, equalization accounting for tax purposes was not utilized.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions declared for the years ended December 31, 2005 and December 31, 2004 was as follows:

	Year Ended December 31,2005	Year Ended December 31,2004
Distributions declared from:
Ordinary income	$265,953	$93,677

As of December 31, 2005. the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$13
Capital loss carryforwards	$(377,127)
Unrealized loss	$(2,396)

3  Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). For the years ended December 31, 2005 and December 31, 2004, the Fund had no transactions in Fund shares.

At December 31, 2005, Eaton Vance Management owned 100% of the outstanding shares of the Fund.

4  Purchases and Sales of Investments

Purchases and sales (including maturities) of short-term U.S. Government Securities aggregated $39,651,537 and $40,000,000, respectively, for the year ended December 31, 2005. There were no long term purchases or sales during the year ended December 31, 2005.

5  Management Fee and Other Transactions
with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management services rendered to the Fund. The fee is at an annual rate of 0.35% of the average daily net assets of the Fund. Eaton Vance also provides administrative services and pays all ordinary operating expenses of the Fund (except service and management fees). For the year ended December 31, 2005, the management fee was equivalent to 0.35% of the Fund's average net assets and amounted to $35,358. Pursuant to a voluntary fee waiver, EVM made a reduction of its management fee in the amount of $21,196. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund are officers of EVM. Trustees fees incurred by the Fund for the year ended December 31, 2005 were paid by EVM.

6  Service Plan

The Fund has adopted a service plan. Fund assets bear a service fee for personal and/or account services paid to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, in an amount not exceeding 0.25% of average daily net assets. EVD may pay up to the entire amount of the service fee to investment dealers and their employees, or to EVD employees for providing services to the Fund or its shareholders. Service fee payments from EVD to investment dealers and others will be made on new accounts only if EVD has previously authorized in writing such payments for identified accounts. For the year ended December 31, 2005, the Fund paid or accrued service fees payable to EVD in the amount of $25,258. Pursuant to a voluntary fee waiver, EVD made a reduction of its service fee in the amount of $11,095.

10

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

7  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowing at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2005.

8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$9,927,696
Gross unrealized appreciation	$—
Gross unrealized depreciation	(2,396)
Net unrealized depreciation	$(2,396)

11

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance
Special Investment Trust and Shareholders of
Eaton Vance Institutional Short Term Treasury Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Institutional Short Term Treasury Fund (the "Fund") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2005 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Institutional Short Term Treasury Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2006

12

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2006 showed the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

13

Eaton Vance Institutional Short Term Treasury Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE MANAGEMENT AGREEMENT

The management agreement between Eaton Vance Institutional Short Term Treasury Fund (the "Fund") and its investment manager, Eaton Vance Management ("Eaton Vance"), provides that the agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the management agreement between the Fund and the investment manager, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing Fund advisory fees with those of comparable funds;

•  An independent report comparing the Fund's expense ratio to those of comparable funds;

•  Information regarding Fund investment performance in comparison to a relevant peer group of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance's results and financial condition and the overall organization of the investment manager;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the management agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Special Committee also considered the investment manager's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the management agreement. Specifically, the Special Committee considered the investment manager's experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Special Committee noted the experience of the investment professionals and other personnel who would provide services under the management agreement. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment manager were appropriate to fulfill effectively its duties on behalf of the Fund.

In its review of information with respect to Fund investment performance, the Special Committee concluded that, in light of the the unique management strategy of the Fund and the manner in which the strategy addresses special needs of investors, the performance of the Fund has been reasonable. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Fund are

14

Eaton Vance Institutional Short Term Treasury Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE MANAGEMENT AGREEMENT CONT'D

within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the profit levels of the investment manager and its affiliates in providing investment management and administration services for the Fund and for all Eaton Vance funds as a group. The Special Committee also considered the other benefits realized by Eaton Vance and its affiliates in connection with the operation of the Fund and noted in particular that the Fund had benefited from a voluntary waiver of fees by Eaton Vance and its affiliates. In addition, the Special Committee considered the fiduciary duty assumed by the investment manager in connection with the services rendered to the Fund and the business reputation of the investment manager and its financial resources. The Trustees concluded that, in light of the services rendered, the profits realized by the investment manager are not unreasonable. The Special Committee also concluded that, in light of the size of the Fund and the level of profitability to the manager, the manager and its affiliates are not realizing material economies of scale that warrant the implementation of breakpoints at this time.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the management agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the management agreement, including the fee structure, is in the interests of shareholders.

15

Eaton Vance Institutional Short Term Treasury Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Since 1989	Chairman, President and Chief Executive Officer of BMR, EVM and EV; Chairman and Chief Executive Officer of EVC; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons, Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee since 1989 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

16

Eaton Vance Institutional Short Term Treasury Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Since 1989	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2002	Executive Vice President of EVM, BMR, and EV; Chief Investment Officer of EVM and BMR and President and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

George C. Pierides 12/26/57	Vice President	Since 2004	Senior Managing Director of Fox. Officer of 12 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

17

Manager
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Institutional Short Term Treasury Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

163-2/06  I-TYSRC

Annual Report December 31, 2005

EATON VANCE
LARGE-CAP
VALUE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Large-Cap Value Fund as of December 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Michael R. Mach, CFA

Portfolio Manager

The Fund

Performance for the Past Year

•                  For the year ended December 31, 2005, the Fund’s Class A shares had a total return of 11.47%. This return was the result of an increase in net asset value (NAV) per share to $18.42 on December 31, 2005, from $16.88 on December 31, 2004, and the reinvestment of $0.198 per share in dividend income and $0.192 per share in capital gains.(1)

•                  The Fund’s Class B shares had a total return of 10.68% for the same period, the result of an increase in NAV per share to $18.42 from $16.86, and the reinvestment of $0.047 per share in dividend income and $0.192 per share in capital gains.(1) The Class B NAVs and dividends per share have been restated to reflect the effects of a stock split effective on November 11, 2005.

•                  The Fund’s Class C shares had a total return of 10.64% for the same period, the result of an increase in NAV per share to $18.42 from $16.90, and the reinvestment of $0.085 per share in dividend income and $0.192 per share in capital gains.(1) The Class C NAVs and dividends per share have been restated to reflect the effects of a reverse stock split effective on November 11, 2005.

•                  The Fund’s Class I shares had a total return of 11.73% for the same period, the result of an increase in NAV per share to $18.42 from $16.88, and the reinvestment of $0.240 per share in dividend income and $0.192 per share in capital gains.(1)

•                  The Fund’s Class R shares had a total return of 11.17% for the same period, the result of an increase in NAV per share to $18.42 from $16.89, and the reinvestment of $0.162 per share in dividend income and $0.192 per share in capital gains.(1) The Class R NAVs and dividends per share have been restated to reflect the effects of a reverse stock split effective on November 11, 2005.

•                  For comparison, the Fund’s benchmark, the Russell 1000 Value Index – a broad-based, unmanaged index of value stocks – had a total return of 7.05% for the period, and the S&P 500 Index had a total return of 4.91% for the same period.(2)

Management Discussion

•                  During the 12-month period ended December 31, 2005, the U.S. equity markets extended their advances for a third year. While increased energy prices threatened consumer growth and U.S. economic growth in general, throughout the year, the U.S. economy continued to expand (albeit at a slower pace than in recent years) and remained an important driver of equity market strength. Continued economic growth helped corporations grow their earnings and cash flows, lower their debt levels, and strengthen their balance sheets. Over the last 12 months, a growing number of companies rewarded shareholders with increased dividend payments or common share repurchase programs.

•                  In 2005, strong stock selection was again a key driver of your Fund’s performance. Stocks making meaningful positive contributions to the Fund’s 2005 performance included the Portfolio’s holdings in the energy, utility, and financial sectors. Several of the Portfolio’s holdings in the energy sector saw their share prices advance as demand and pricing for oil and natural gas moved higher. The strong earnings and cash flow gains recorded by a number of the Portfolio’s non-regulated utility holdings helped push the dividend payments and the share prices of these holdings to higher levels. In the financial sector, the Portfolio benfited from holding shares of leading investment banks and life insurance companies. Also contributing to recent Fund performance was our decision to limit the Portfolio’s ownership of pharmaceutical stocks. Over the last year, many pharmaceutical stocks struggled, as competition from generic drugs remained intense and legal and regulatory hurdles continued to mount.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. Class I and Class R shares are offered to certain investors at net asset value.

(2)       It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•                  Over the last year, consumer discretionary and telecommunications were the only two broad economic sectors of the Russell 1000 Value Index that generated negative returns.(1) During the period, the Portfolio’s holdings of consumer discretionary stocks eked out modest gains; however, on average, telecom-related stocks held in the Portfolio declined in value.

•                  In these yearly discussions, we believe it is important to consider the Fund’s longer-term performance, along with more recent results. Looking back, both the past five- and 10-year periods have been interesting in that they included periods of significant market advance, as well as spells of troubling market decline. Over the past five- and 10-year periods, the 6.4% and 12.0% respective annualized returns of the Fund’s A shares at net asset value have been well ahead of the 0.5% and 9.1% returns of the S&P 500 Index. The returns generated by the Fund’s A shares have also been well ahead of the 5.3% annualized five-year and 10.9% annualized 10-year returns generated by the Russell 1000 Value Index.(1)

•                  Throughout the past decade, we believe the engines most responsible for driving the Fund’s strong performance have been its well-defined investment philosophy, its disciplined investment process, and its ability to take advantage of the insights generated by Eaton Vance’s stable, seasoned team of equity research analysts.

•                  In closing, I would like to thank you, my fellow shareholders, for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1)       It is not possible to invest directly in an Index. An Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

Common Stock Investments by Sector(2)

By net assets

Ten Largest Holdings(3)

By net assets

Bank of America Corp.	2.37%
Citigroup, Inc.	2.32%
JPMorgan Chase & Co.	2.28%
TXU Corp.	2.22%
Wyeth	2.20%
Transocean, Inc.	2.17%
Altria Group, Inc.	2.14%
Home Depot, Inc.	2.13%
American International Group, Inc.	2.12%
Wells Fargo & Co.	2.10%

(2)          Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

(3)          Ten Largest Holdings represented 22.05% of Portfolio net assets as of December 31, 2005. Holdings are subject to change due to active management.

Eaton Vance Large-Cap Value Fund as of December 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged index of value stocks, and the S&P 500 Index, a broad-based, unmanaged index of common stocks commonly used as a measure of U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell 1000 Value Index, and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*                 Source: Thomson Financial. Class A of the Fund commenced investment operations on 9/23/31. A $10,000 hypothetical investment at net asset value in Class B shares or Class C shares on 12/31/95, Class I shares on 12/28/04, or Class R shares on 2/18/04 would have been valued at $28,472, $27,923, $11,246, and $12,351, respectively, on 12/31/05. As of 5/1/05, the Fund’s primary benchmark has been changed to the Russell 1000 Value Index, because the stocks included therein are consistent with the management style of the Fund. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

Performance **	Class A	Class B	Class C	Class I	Class R
Average Annual Total Returns (at net asset value)
One Year	11.47%	10.68%	10.64%	11.73%	11.17%
Five Years	6.38%	5.59%	5.57%	N.A.	N.A.
Ten Years	11.97%	11.03%	10.81%	N.A.	N.A.
Life of Fund†	9.66%	11.79%	12.01%	12.33%	11.95%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	5.06%	5.68%	9.64%	11.72%	11.17%
Five Years	5.13%	5.26%	5.57%	N.A.	N.A.
Ten Years	11.31%	11.03%	10.81%	N.A.	N.A.
Life of Fund†	9.57%	11.79%	12.01%	12.33%	11.95%

†Inception Dates – Class A: 9/23/31; Class B: 8/17/94; Class C: 11/4/94; Class I: 12/28/04; Class R: 2/18/04

**          Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC. Class I and Class R shares are offered to certain investors at net asset value.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Large-Cap Value Fund as of December 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 – December 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Large-Cap Value Fund

	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period* (7/1/05 – 12/31/05)
Actual
Class A	$1,000.00	$1,075.20	$5.34
Class B	$1,000.00	$1,071.70	$9.19
Class C	$1,000.00	$1,071.60	$9.24
Class I	$1,000.00	$1,076.50	$4.13
Class R	$1,000.00	$1,074.10	$6.69

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,020.10	$5.19
Class B	$1,000.00	$1,016.30	$8.94
Class C	$1,000.00	$1,016.30	$9.00
Class I	$1,000.00	$1,021.20	$4.02
Class R	$1,000.00	$1,018.80	$6.51

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.02% for Class A shares, 1.76% for Class B shares, 1.77% for Class C shares, 0.79% for Class I shares, and 1.28% for Class R shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Large-Cap Value Fund as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investment in Large-Cap Value Portfolio, at value (identified cost, $1,720,725,229)	$2,012,718,480
Receivable for Fund shares sold	41,251,025
Prepaid expenses	15,470
Miscellaneous Receivable	2,872
Total assets	$2,053,987,847
Liabilities
Payable for Fund shares redeemed	$4,618,498
Payable to affiliate for distribution and service fees	1,352,076
Payable to affiliate for Trustees' fees	1,321
Accrued expenses	385,833
Total liabilities	$6,357,728
Net Assets	$2,047,630,119
Sources of Net Assets
Paid-in capital	$1,737,279,611
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	18,316,501
Accumulated undistributed net investment income	40,756
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	291,993,251
Total	$2,047,630,119
Class A Shares
Net Assets	$1,583,241,654
Shares Outstanding	85,958,766
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.42
Maximum Offering Price Per Share (100 ÷ 94.25 of $18.42)	$19.54
Class B Shares
Net Assets	$206,113,804
Shares Outstanding	11,191,425
Net Asset Value, Offering Price and Redemption Price Per Share (Note 6) (net assets ÷ shares of beneficial interest outstanding)	$18.42
Class C Shares
Net Assets	$234,163,797
Shares Outstanding	12,713,403
Net Asset Value, Offering Price and Redemption Price Per Share (Note 6) (net assets ÷ shares of beneficial interest outstanding)	$18.42
Class I Shares
Net Assets	$18,589,640
Shares Outstanding	1,009,279
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.42
Class R Shares
Net Assets	$5,521,224
Shares Outstanding	299,764
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.42
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $90,525)	$30,027,265
Interest allocated from Portfolio	1,745,563
Expenses allocated from Portfolio	(9,223,508)
Net investment income from Portfolio	$22,549,320
Expenses
Trustees' fees and expenses	$3,829
Distribution and service fees
Class A	2,657,392
Class B	1,814,328
Class C	1,653,452
Class R	8,870
Transfer and dividend disbursing agent fees	1,393,438
Printing and postage	212,000
Registration fees	200,149
Legal and accounting services	72,614
Custodian fee	39,191
Miscellaneous	25,445
Total expenses	$8,080,708
Net investment income	$14,468,612
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$47,042,812
Foreign currency transactions	3,124
Net realized gain	$47,045,936
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$95,997,627
Foreign currency	(18,793)
Net change in unrealized appreciation (depreciation)	$95,978,834
Net realized and unrealized gain	$143,024,770
Net increase in net assets from operations	$157,493,382

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment income	$14,468,612	$7,726,603
Net realized gain from investment and foreign currency transactions	47,045,936	27,805,635
Net change in unrealized appreciation (depreciation) from investments and foreign currency	95,978,834	85,358,304
Net increase in net assets from operations	$157,493,382	$120,890,542
Distributions to shareholders — From net investment income Class A	$(12,680,850)	$(6,544,115)
Class B	(505,097)	(574,931)
Class C	(859,805)	(516,984)
Class I	(71,352)	—
Class R	(20,772)	(3,389)
From net realized gain Class A	(15,767,394)	—
Class B	(2,126,366)	—
Class C	(2,389,354)	—
Class I	(191,879)	—
Class R	(51,033)	—
Total distributions to shareholders	$(34,663,902)	$(7,639,419)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$983,313,459	$378,352,366
Class B	57,958,843	38,442,051
Class C	122,306,334	36,327,682
Class I	18,013,327	247,603
Class R	5,680,079	645,438
Net asset value of shares issued to shareholders in payment of distributions declared Class A	21,887,714	5,374,533
Class B	2,062,357	443,674
Class C	2,013,938	304,241
Class I	263,231	—
Class R	66,858	3,389
Cost of shares redeemed Class A	(227,404,173)	(98,530,355)
Class B	(26,615,597)	(21,382,743)
Class C	(23,732,119)	(20,190,782)
Class I	(132,198)	—
Class R	(1,000,491)	(54,280)
Net asset value of shares exchanged Class A	3,278,723	12,558,694
Class B	(3,278,723)	(12,558,694)
Net increase in net assets from Fund share transactions	$934,681,562	$319,982,817
Net increase in net assets	$1,057,511,042	$433,233,940

Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
At beginning of year	$990,119,077	$556,885,137
At end of year	$2,047,630,119	$990,119,077
Accumulated undistributed net investment income included in net assets
At end of year	$40,756	$11,696

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2005(1)	2004(1)	2003	2002(1)	2001(1)
Net asset value — Beginning of year	$16.880	$14.760	$12.110	$14.530	$14.770
Income (loss) from operations
Net investment income	$0.214	$0.185	$0.146	$0.128	$0.131
Net realized and unrealized gain (loss)	1.716	2.113	2.654	(2.408)	0.100
Total income (loss) from operations	$1.930	$2.298	$2.800	$(2.280)	$0.231
Less distributions
From net investment income	$(0.198)	$(0.178)	$(0.150)	$(0.140)	$(0.125)
From net realized gain	(0.192)	—	—	—	(0.346)
Total distributions	$(0.390)	$(0.178)	$(0.150)	$(0.140)	$(0.471)
Net asset value — End of year	$18.420	$16.880	$14.760	$12.110	$14.530
Total Return(2)	11.47%	15.68%	23.30%	(15.78)%	1.73%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,583,242	$709,961	$332,662	$184,446	$177,660
Ratios (As a percentage of average daily net assets):
Net expenses(3)	1.04%†	1.07%†	1.13%	1.13%	1.13%
Net expenses after custodian fee reduction(3)	1.04%†	1.07%†	1.13%	1.13%	1.13%
Net investment income	1.21%†	1.21%†	1.24%	0.97%	0.91%
Portfolio Turnover of the Portfolio	72%	56%	57%	181%	78%

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2005(1)(2)	2004(1)(2)	2003(2)	2002(1)(2)	2001(1)(2)
Net asset value — Beginning of year	$16.860	$14.740	$12.100	$14.520	$14.700
Income (loss) from operations
Net investment income	$0.075	$0.071	$0.061	$0.029	$0.030
Net realized and unrealized gain (loss)	1.724	2.111	2.635	(2.410)	0.103
Total income (loss) from operations	$1.799	$2.182	$2.696	$(2.381)	$0.133
Less distributions
From net investment income	$(0.047)	$(0.062)	$(0.056)	$(0.039)	$(0.013)
From net realized gain	(0.192)	—	—	—	(0.300)
Total distributions	$(0.239)	$(0.062)	$(0.056)	$(0.039)	$(0.313)
Net asset value — End of year	$18.420	$16.860	$14.740	$12.100	$14.520
Total Return(3)	10.68%	14.80%	22.36%	(16.41)%	1.00%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$206,114	$159,792	$135,355	$88,907	$72,891
Ratios (As a percentage of average daily net assets):
Net expenses(4)	1.79%†	1.82%†	1.88%	1.88%	1.88%
Net expenses after custodian fee reduction(4)	1.79%†	1.82%†	1.88%	1.88%	1.88%
Net investment income	0.43%†	0.46%†	0.48%	0.21%	0.21%
Portfolio Turnover of the Portfolio	72%	56%	57%	181%	78%

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.1543108-for1 stock split effictive on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2005(1)(2)	2004(1)(2)	2003(2)	2002(1)(2)	2001(1)(2)
Net asset value — Beginning of year	$16.900	$14.790	$12.140	$14.550	$14.840
Income (loss) from operations
Net investment income	$0.080	$0.071	$0.058	$0.027	$0.034
Net realized and unrealized gain (loss)	1.717	2.117	2.647	(2.399)	0.068
Total income (loss) from operations	$1.797	$2.188	$2.705	$(2.372)	$0.102
Less distributions
From net investment income	$(0.085)	$(0.078)	$(0.055)	$(0.038)	$(0.014)
From net realized gain	(0.192)	—	—	—	(0.378)
Total distributions	$(0.277)	$(0.078)	$(0.055)	$(0.038)	$(0.392)
Net asset value — End of year	$18.420	$16.900	$14.790	$12.140	$14.550
Total Return(3)	10.64%	14.81%	22.34%	(16.35)%	0.86%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$234,164	$119,453	$88,867	$42,950	$24,396
Ratios (As a percentage of average daily net assets):
Net expenses(4)	1.79%†	1.82%†	1.88%	1.88%	1.88%
Net expenses after custodian fee reduction(4)	1.79%†	1.82%†	1.88%	1.88%	1.88%
Net investment income	0.45%†	0.46%†	0.49%	0.21%	0.24%
Portfolio Turnover of the Portfolio	72%	56%	57%	181%	78%

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 0.9159802-for-1 reverse stock split effictive on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended December 31,
	2005(1)	2004(1)(2)
Net asset value — Beginning of year	$16.880	$16.770
Income (loss) from operations
Net investment income	$0.300	$0.011
Net realized and unrealized gain	1.672	0.099
Total income from operations	$1.972	$0.110
Less distributions
From net investment income	$(0.240)	$—
From net realized gain	(0.192)	—
Total distributions	$(0.432)	$—
Net asset value — End of period	$18.420	$16.880
Total Return(3)	11.73%	0.66%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$18,590	$249
Ratios (As a percentage of average daily net assets):
Net expenses(4)	0.79%†	0.82	%(5)†
Net expenses after custodian fee reduction(4)	0.79%†	0.82	%(5)†
Net investment income	1.65%†	6.09	%(5)†
Portfolio Turnover of the Portfolio	72%	56%

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the commencement of operations, December 28, 2004, to December 31, 2004.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Year Ended December 31,
	2005(1)(2)	2004(1)(2)(3)
Net asset value — Beginning of year	$16.890	$15.310
Income (loss) from operations
Net investment income	$0.187	$0.125
Net realized and unrealized gain	1.697	1.568
Total income from operations	$1.884	$1.693
Less distributions
From net investment income	$(0.162)	$(0.113)
From net realized gain	(0.192)	—
Total distributions	$(0.354)	$(0.113)
Net asset value — End of period	$18.420	$16.890
Total Return(4)	11.17%	11.10%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$5,521	$664
Ratios (As a percentage of average daily net assets):
Net expenses(5)	1.29%†	1.32	%(6)†
Net expenses after custodian fee reduction(5)	1.29%†	1.32	%(6)†
Net investment income	1.05%†	0.93	%(6)†
Portfolio Turnover of the Portfolio	72%	56%

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 0.8489841-for-1 reverse stock split effictive on November 11, 2005.

(3)  For the period from the commencement of operations, February 18, 2004, to December 31, 2004.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Large-Cap Value Fund (the Fund), is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund offers five classes of shares: Class A, Class B, Class C, Class I and Class R shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I and Class R shares are offered at net asset value and are not subject to a sales charge. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Value Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (96.3% at December 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income — The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America.

C   Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. During the year ended December 31, 2005, capital loss carryovers of $7,763,098 were utilized to offset net realized gains.

D   Other — Investment transactions are accounted for on a trade-date basis.

E   Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the year ended December 31, 2005, there were no credit balances used to reduce the Fund's custodian fee.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of

Eaton Vance Large-Cap Value Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

income and expense during the reporting period. Actual results could differ from those estimates.

2  Distributions to Shareholders

The Fund's present policy is to pay quarterly dividends from net investment income allocated to the Fund by the Portfolio (less the Fund's direct and allocated expenses) and to distribute at least annually any net realized capital gains so allocated. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended December 31, 2005 and December 31, 2004 were as follows:

	Year Ended December 31,
	2005	2004
Distributions declared from:
Long-Term Capital Gain	$20,526,026	—
Ordinary income	$14,137,876	$7,639,419

During the year ended December 31, 2005, paid-in-capital was increased by $59,245, undistributed net investment income was decreased by $301,676, and accumulated net realized gain was increased by $242,431 primarily due to differences between book and tax accounting for currency transactions, partnership allocations of gains/losses, and distributions from REITs. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Long Term Capital Gain	$18,921,474
Unrealized Appreciation	$291,429,034

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2005	2004
Sales	55,364,339	24,794,159
Issued to shareholders electing to receive payments of distributions in Fund shares	1,191,489	345,616
Redemptions	(12,850,438)	(6,452,883)
Exchange from Class B shares	184,529	837,417
Net increase	43,889,919	19,524,309
	Year Ended December 31,
Class B	2005(1)	2004(1)
Sales	3,301,581	2,512,629
Issued to shareholders electing to receive payments of distributions in Fund shares	111,371	28,914
Redemptions	(1,514,563)	(1,406,772)
Exchange to Class A shares	(184,753)	(839,153)
Net increase	1,713,636	295,618
	Year Ended December 31,
Class C	2005(2)	2004(2)
Sales	6,877,110	2,364,945
Issued to shareholders electing to receive payments of distributions in Fund shares	109,063	19,522
Redemptions	(1,342,400)	(1,323,730)
Net increase	5,643,773	1,060,737
	Year Ended December 31,
Class I	2005	2004(3)
Sales	987,568	14,765
Issued to shareholders electing to receive payments of distributions in Fund shares	14,145	—
Redemptions	(7,199)	—
Net increase	994,514	14,765

Eaton Vance Large-Cap Value Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended December 31,
Class R	2005(4)	2004(4)(5)
Sales	312,636	42,591
Issued to shareholders electing to receive payments of distributions in Fund shares	3,609	213
Redemptions	(55,782)	(3,503)
Net increase	260,463	39,301

(1)  Transactions have been restated to reflect the effects of a 1.1543108-for-1 stock split effective on November 11, 2005.

(2)  Transactions have been restated to reflect the effects of a 0.9159802-for-1 reverse-stock split effective on November 11, 2005.

(3)  For the period from the commencement of operations of Class I shares, December 28, 2004, to December 31, 2004.

(4)  Transactions have been restated to reflect the effects of a 0.8489841-for-1 reverse-stock split effective on November 11, 2005.

(5)  For the period from the commencement of operations of Class R shares, February 18, 2004, to December 31, 2004.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but does not currently receive a fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2005, EVM earned $91,376 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $397,321 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2005.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2005, no significant amounts have been deferred.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan), and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Class R Plan requires the Fund to pay EVD amounts equal to 0.50% per annum of the Fund's average daily net assets attributable to Class R shares for the sale and distribution of Class R shares. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% of average daily net assets attributable to Class R shares. With respect to Class B and Class C, each class will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD by each respective class. The Fund paid or accrued $1,360,746, $1,240,089, and $4,435 for Class B, Class C, and Class R shares, respectively, to or payable to EVD for the year ended December 31, 2005, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively, and 0.25% of the average daily net assets for Class R Shares. At December 31, 2005, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $4,339,000 and $16,749,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class A, Class B, Class C, and Class R shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2005

Eaton Vance Large-Cap Value Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

amounted to $2,657,392, $453,582, $413,363, and $4,435 for Class A, Class B, Class C, and Class R shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on any redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Investors who purchase Class A shares in a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $300, $382,000 and $27,000 of CDSC paid by shareholders for Class A shares, Class B shares and Class C shares, respectively, for the year ended December 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $1,153,875,222 and $293,888,260, respectively, for the year ended December 31, 2005.

8   Stock Split/Reverse Stock Split

On October 17, 2005, the Trustees of the Fund approved a 1.1543108-for-1 stock split for Class B shares, and 0.9159802-for-1 and 0.8489841-for-1 reverse stock splits for Class C and Class R shares, respectively, effective November 11, 2005. The stock split and reverse stock splits had no impact on the overall value of a shareholder's investment in the Fund.

Eaton Vance Large-Cap Value Fund as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Large-Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Value Fund (the "Fund"), a series of Eaton Vance Special Investment Trust at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2006

Eaton Vance Large-Cap Value Fund as of December 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2006 showed the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $27,234,750, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2005 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Large-Cap Value Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.1%
Security	Shares	Value
Aerospace & Defense — 2.4%
General Dynamics Corp.	250,000	$28,512,500
Northrop Grumman Corp.	350,000	21,038,500
		$49,551,000
Agricultural Equipment — 1.0%
Deere & Co.	300,000	$20,433,000
		$20,433,000
Auto and Parts — 0.8%
BorgWarner, Inc.	275,000	$16,673,250
		$16,673,250
Banks — 6.9%
Bank of America Corp.	1,075,000	$49,611,250
U.S. Bancorp	500,000	14,945,000
Wachovia Corp.	700,000	37,002,000
Wells Fargo & Co.	700,000	43,981,000
		$145,539,250
Building and Construction — 0.8%
D.R. Horton, Inc.	500,000	$17,865,000
		$17,865,000
Chemicals — 1.1%
Air Products and Chemicals, Inc.	400,000	$23,676,000
		$23,676,000
Communications Services — 5.5%
Alltel Corp.	250,000	$15,775,000
AT&T, Inc.	1,100,000	26,939,000
BellSouth Corp.	900,000	24,390,000
Sprint Corp. (FON Group)	900,000	21,024,000
Verizon Communications, Inc.	900,000	27,108,000
		$115,236,000
Computers and Business Equipment — 3.2%
Hewlett-Packard Co.	950,000	$27,198,500
International Business Machines Corp.	475,000	39,045,000
		$66,243,500

Security	Shares	Value
Consumer Non-Durables — 1.3%
Kimberly-Clark Corp.	450,000	$26,842,500
		$26,842,500
Consumer Products-Miscellaneous — 2.1%
Altria Group, Inc.	600,000	$44,832,000
		$44,832,000
Diversified Manufacturing and Services — 2.0%
Eaton Corp.	250,000	$16,772,500
Tyco International, Ltd.(1)	850,000	24,531,000
		$41,303,500
Electric Utilities — 7.0%
Exelon Corp.	750,000	$39,855,000
FPL Group, Inc.	600,000	24,936,000
Southern Co. (The)	1,000,000	34,530,000
TXU Corp.	925,000	46,425,750
		$145,746,750
Financial Services — 13.2%
Citigroup, Inc.	1,000,000	$48,530,000
Countrywide Financial Corp.	850,000	29,061,500
Goldman Sachs Group, Inc.	300,000	38,313,000
JPMorgan Chase & Co.	1,200,000	47,628,000
Lehman Brothers Holdings, Inc.	250,000	32,042,500
Merrill Lynch & Co., Inc.	600,000	40,638,000
Washington Mutual, Inc.	900,000	39,150,000
		$275,363,000
Foods — 1.6%
Nestle SA(1)	110,000	$32,753,045
		$32,753,045
Healthcare — 3.1%
Fisher Scientific International, Inc.(2)	450,000	$27,837,000
HCA, Inc.	200,000	10,100,000
WellPoint, Inc.(2)	350,000	27,926,500
		$65,863,500
Information Technology Services — 0.6%
NCR Corp.(2)	400,000	$13,576,000
		$13,576,000

See notes to financial statements

Large-Cap Value Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Insurance — 8.9%
ACE Ltd.(1)	500,000	$26,720,000
American International Group, Inc.	650,000	44,349,500
First American Corp.	525,000	23,782,500
Genworth Financial, Inc., Class A	800,000	27,664,000
PartnerRe, Ltd.(1)	300,000	19,701,000
Principal Financial Group, Inc.	450,000	21,343,500
Prudential Financial, Inc.	300,000	21,957,000
		$185,517,500
Media — 2.8%
Time Warner, Inc.	2,000,000	$34,880,000
Walt Disney Co., (The)	1,000,000	23,970,000
		$58,850,000
Metals-Industrial — 2.5%
Inco, Ltd.(1)	550,000	$23,963,500
Phelps Dodge Corp.	200,000	28,774,000
		$52,737,500
Oil and Gas-Equipment and Services — 2.2%
Transocean, Inc.(1)(2)	650,000	$45,298,500
		$45,298,500
Oil and Gas-Exploration and Production — 3.7%
Burlington Resources, Inc.	500,000	$43,100,000
Williams Cos., Inc.	1,500,000	34,755,000
		$77,855,000
Oil and Gas-Integrated — 7.0%
ConocoPhillips	700,000	$40,726,000
Exxon Mobil Corp.	675,000	37,914,750
Marathon Oil Corp.	550,000	33,533,500
Occidental Petroleum Corp.	425,000	33,949,000
		$146,123,250
Oil and Gas-Refining — 1.0%
Valero Energy Corp.	400,000	$20,640,000
		$20,640,000

Security	Shares	Value
Paper and Forest Products — 1.1%
Weyerhaeuser Co.	350,000	$23,219,000
		$23,219,000
Pharmaceuticals — 4.9%
Abbott Laboratories	1,000,000	$39,430,000
Pfizer, Inc.	750,000	17,490,000
Wyeth	1,000,000	46,070,000
		$102,990,000
REITS — 2.6%
AvalonBay Communities, Inc.	150,000	$13,387,500
Boston Properties, Inc.	250,000	18,532,500
Simon Property Group, Inc.	300,000	22,989,000
		$54,909,000
Retail-General — 0.9%
Wal-Mart Stores, Inc.	400,000	$18,720,000
		$18,720,000
Retail-Restaurants — 1.3%
McDonald's Corp.	800,000	$26,976,000
		$26,976,000
Retail-Specialty and Apparel — 3.4%
Home Depot, Inc.	1,100,000	$44,528,000
NIKE, Inc., Class B	300,000	26,037,000
		$70,565,000
Semiconductors & Semiconductor Equipment — 1.3%
Intel Corp.	1,100,000	$27,456,000
		$27,456,000
Transportation — 1.9%
Burlington Northern Santa Fe Corp.	550,000	$38,951,000
		$38,951,000
Total Common Stocks (identified cost $1,740,468,947)		$2,052,305,045

See notes to financial statements

Large-Cap Value Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Commercial Paper — 3.9%
Security	Principal Amount (000's omitted)	Value
General Electric Capital Corp., 4.20%, 1/3/06	$80,990	$80,971,103
Total Commercial Paper (at amortized cost, $80,971,103)		$80,971,103
Short-Term Investments — 0.1%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 4.23%, 1/3/06	$2,000	$2,000,000
Total Short-Term Investments (at amortized cost, $2,000,000)		$2,000,000
Total Investments — 102.1% (identified cost $1,823,440,050)		$2,135,276,148
Other Assets, Less Liabilities — (2.1)%		$(44,485,475)
Net Assets — 100.0%		$2,090,790,673

(1)  Foreign security.

(2)  Non-income producing security.

See notes to financial statements

Large-Cap Value Portfolio as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investments, at value (identified cost, $1,823,440,050)	$2,135,276,148
Cash	59,398
Receivable for investments sold	37,479,067
Interest and dividends receivable	3,043,171
Tax reclaim receivable	150,537
Total assets	$2,176,008,321
Liabilities
Payable for investments purchased	$84,059,957
Payable to affiliate for investment advisory fees	1,052,817
Payable to affiliate for Trustees' fees	10,701
Accrued expenses	94,173
Total liabilities	$85,217,648
Net Assets applicable to investors' interest in Portfolio	$2,090,790,673
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$1,778,964,339
Net unrealized appreciation (computed on the basis of identified cost)	311,826,334
Total	$2,090,790,673

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Dividends (net of foreign taxes, $96,893)	$31,779,236
Interest	1,838,105
Total investment income	$33,617,341
Expenses
Investment adviser fee	$9,344,940
Trustees' fees and expenses	29,565
Custodian fee	352,484
Legal and accounting services	44,714
Miscellaneous	44,658
Total expenses	$9,816,361
Deduct — Reduction of custodian fee	$11
Reduction of investment adviser fee	46,667
Total expense reductions	$46,678
Net expenses	$9,769,683
Net investment income	$23,847,658
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$52,565,833
Foreign currency transactions	3,560
Net realized gain	$52,569,393
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$98,504,063
Foreign currency	(19,968)
Net change in unrealized appreciation (depreciation)	$98,484,095
Net realized and unrealized gain	$151,053,488
Net increase in net assets from operations	$174,901,146

See notes to financial statements

Large-Cap Value Portfolio as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment income	$23,847,658	$14,306,443
Net realized gain from investment and foreign currency transactions	52,569,393	29,025,494
Net change in unrealized appreciation (depreciation) from investments and foreign currency	98,484,095	96,356,206
Net increase in net assets from operations	$174,901,146	$139,688,143
Capital transactions — Contributions	$1,162,097,857	$461,009,666
Withdrawals	(324,238,240)	(165,550,861)
Net increase in net assets from capital transactions	$837,859,617	$295,458,805
Net increase in net assets	$1,012,760,763	$435,146,948
Net Assets
At beginning of year	$1,078,029,910	$642,882,962
At end of year	$2,090,790,673	$1,078,029,910

See notes to financial statements

Large-Cap Value Portfolio as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2005		2004		2003	2002	2001
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	0.65	%†	0.66	%†	0.69%	0.71%	0.71%
Expenses after custodian fee reduction	0.65	%†	0.66	%†	0.69%	0.71%	0.71%
Net investment income	1.59	%†	1.63	%†	1.68%	1.40%	1.35%
Portfolio Turnover	72%		56%		57%	181%	78%
Total Return	11.89%		16.16%		23.84%	(15.42)%	2.16%
Net assets, end of year (000's omitted)	$2,090,791		$1,078,030		$642,883	$326,771	$287,357

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

See notes to financial statements

Large-Cap Value Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Large-Cap Value Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1992, seeks total return by, under normal circumstances, investing primarily in value stocks of large-cap companies. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At December 31, 2005, the Eaton Vance Large-Cap Value Fund and Eaton Vance Balanced Fund held interests of 96.3% and 2.6%, respectively, in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

C  Income Taxes — The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's

Large-Cap Value Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

custodian fees are reported as a reduction of expenses on the Statement of Operations.

E  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee equal to 0.625% annually of the Portfolio's average daily net assets. For the year ended December 31, 2005, the fee amounted to $9,344,940. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2005, no significant amounts have been deferred. Effective May 1, 2004, BMR has agreed to voluntarily reduce the investment advisor fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended December 31, 2005, BMR waived $46,667 of its advisory fee.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $1,892,339,227 and $1,048,454,637, respectively, for the year ended December 31, 2005.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$1,824,029,376
Gross unrealized appreciation	$316,854,413
Gross unrealized depreciation	(5,607,641)
Net unrealized appreciation	$311,246,772

The net unrealized depreciation on foreign currency at December 31, 2005 was $9,764.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2005.

Large-Cap Value Portfolio as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Large-Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Large-Cap Value Portfolio (the "Portfolio") at December 31, 2005, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2006

Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Large-Cap Value Portfolio (the "Portfolio") and its investment adviser, Boston Management and Research, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreement, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of the Portfolio with those of comparable funds;

•  An independent report comparing the expense ratio of the Eaton Vance Large-Cap Value Fund (the "Fund") to those of comparable funds;

•  Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

In evaluating the investment advisory agreement, the Special Committee also considered information relating to the education, experience and number of investment professionals and other investment advisory personnel whose responsibilities include portfolio management. The Special Committee evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fee paid by the Portfolio is within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that

Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

the Fund's expense ratio is within a range that is competitive with comparable funds. The Special Committee also considered the extent to which the investment adviser and its affiliates appear to be realizing benefits from economies of scale in managing the Portfolio. The Special Committee noted that, although the Portfolio's assets more than doubled from the prior year, Eaton Vance's investment management margin with respect to the Portfolio did not increase materially, indicating that the investment adviser and its affiliates are not realizing material benefits from any economies of scale attributable to the increase in assets. The Special Committee also noted that the investment advisory fee paid by the Portfolio and the Fund's expense ratio are lower than the average paid by comparable funds of the same or larger size. The Special Committee concluded that the implementation of breakpoints is not warranted at this time.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio and for all Eaton Vance funds as a group, as well as the investment adviser's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolio may receive reimbursement payments in respect of third party research services obtained by the investment adviser as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Portfolio. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that, in light of the services rendered, the profits realized by the investment adviser are not unreasonable.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

Eaton Vance Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Large-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corporation, "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1992	Chairman, President and Chief Executive Officer of BMR, EVM and EV; Director of EV; Chairman and Chief Executive Officer of EVC; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1992 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation ( a holding company owning institutional investment management Firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

Eaton Vance Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	Executive Vice President of EVM, BMR and EV; Chief Investment Officer of EVM and BMR and President and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Portfolio	Since 1999	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

George C. Pierides 12/26/57	Vice President of the Trust	Since 2004	Senior Managing Director of Fox. Officer of 12 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	President of the Portfolio	Since 2002	Senior Vice President and Chief and Chief Equity Investment Officer of EVM and BMR and Executive Vice President of EVC. Officer of 51 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 47 registered investment companies managed by EVM or BMR.

Eaton Vance Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of BMR, EVM and EVD. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Austin served as Assistant Treasurer of the Portfolio since 1993. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

This Page Intentionally Left Blank

Investment Adviser of Large-Cap Value Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Large-Cap Value Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Large-Cap Value Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

173-2/06  GNCSRC

Annual Report December 31, 2005

EATON VANCE
LARGE-CAP
CORE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Large-Cap Core Fund as of December 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Lewis Piantedosi, CFA

Co-Portfolio Manager

Duncan W. Richardson, CFA

Co-Portfolio Manager

The Fund

Performance for the Past Year

•                  During the year ended December 31, 2005, the Fund’s Class A shares had a total return of 6.60%. This return was the result of an increase in net asset value (NAV) per share to $14.10 on December 31, 2005, from $13.60 on December 31, 2004, and the reinvestment of $0.4021 per share in capital gains.(1)

•                  The Fund’s Class B shares had a total return of 5.74% during the same period, the result of an increase in NAV per share to $13.73 on December 31, 2005, from $13.36 on December 31, 2004, and the reinvestment of $0.4021 per share in capital gains.(1)

•                  The Fund’s Class C shares had a total return of 5.74% during the same period, the result of an increase in NAV per share to $13.73 on December 31, 2005, from $13.36 on December 31, 2004, and the reinvestment of $0.4021 per share in capital gains.(1)

•                  For comparison, the S&P 500 Index – a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance – had a total return of 4.91% for the same period ended December 31, 2005.(2) Funds in the Lipper Large-Cap Core Classification had an average return of 4.84% for the same period.(2)

Management Discussion

•                  A late-year surge helped the stock market conclude 2005 on a positive note, locking in its third consecutive annual gain. Investor angst over rising interest rates and record-level energy prices potentially stalling the ongoing economic expansion was offset by resilient consumer spending and healthy growth of corporate profits. Double-digit growth in dividend payouts and share buybacks, coupled with continued strength in merger and acquisition activity, provided additional support for equities.

•                  For the year ended December 31, 2005, defensive sectors, such as energy and utilities, were once again the top-performing sectors in the S&P 500 Index. The energy sector was up 31% in 2005, and the utility sector rose 16% for the same period. In contrast, each of the eight remaining sectors in the S&P 500 Index recorded single-digit or negative gains.(2) The more growth-oriented consumer discretionary, telecommunications and technology sectors were the worst performers for the year. Also, small- and mid-capitalization stocks once again outperformed large-cap stocks.

•                  The Fund invests in Large-Cap Core Portfolio (the Portfolio), and its returns are determined by the performance of the Portfolio. During the period, the best relative performance came from Portfolio holdings in the materials, consumer staples, health care, information technology, and financial sectors. The worst sector performance came from industrials. Management’s de emphasis of the slower-growth, high-dividend yielding areas, such as utilities, also detracted from returns, as investors favored these defensive investments for much of 2005.

•                  Performance attribution analysis supports the conclusion that the majority of the Fund’s outperformance came from stock selection. In all but one of the nine market sectors in which the Portfolio was invested, stock selection was positive, meaning that the Portfolio’s holdings outperformed those of the index within that sector. This result is a testament to Eaton Vance’s research capabilities and our experienced analyst team.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.

(2)       It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

•     At the end of the period, the Portfolio’s sector allocations remained similar to where they were at the beginning of the period. We continue to emphasize the more growth-oriented sectors of the market, such as the technology, health care, energy and consumer sectors. Our philosophy of managing risk through broad diversification, in-house research capabilities, valuation discipline, and lastly, a strong sell discipline remain in place. The Fund continues its focus on high-quality investments, seeking companies that exhibit above-average growth and financial strength, selling at attractive valuations. As always, we thank you, our fellow shareholders, for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Common Stock Investments by Sector*

By net assets

* Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Ten Largest Holdings**

By net assets
Microsoft Corp.	2.27%
McGraw-Hill Cos., Inc. (The)	2.18%
Merrill Lynch & Co., Inc.	2.12%
Proctor & Gamble Co.	2.06%
Emerson Electric Co.	2.02%
United Technologies Corp.	1.98%
PepsiCo, Inc.	1.92%
Intel Corp.	1.89%
Medtronic, Inc.	1.85%
Citigroup, Inc.	1.77%

** Ten Largest Holdings represented 20.06% of Portfolio net assets as of December 31, 2005. Holdings are subject to change due to active management.

3

Eaton Vance Large-Cap Core Fund as of December 31, 2005

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class B, and Class C of the Fund with that of the S&P 500 Index, a broad-based, unmanaged index of common stocks commonly used as a measure of U.S. stock market performance. The lines on the graphs represent the total returns of hypothetical investments of $10,000 in each of Class A, Class B, Class C, and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance *	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	6.60%	5.74%	5.74%
Life of Fund†	12.06%	11.19%	11.19%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	0.46%	0.74%	4.74%
Life of Fund†	10.07%	10.47%	11.19%

†Inception Dates – Class A, Class B, and Class C: 9/9/02

*                 Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5%  - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1%

- 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

**     Source: Thomson Financial. Class A, Class B, and Class C of the Fund commenced investment operations on 9/9/02. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

4

Eaton Vance Large-Cap Core Fund as of December 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 - December 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Large-Cap Core Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/05)	(12/31/05)	(7/1/05 – 12/31/05)
Actual
Class A	$1,000.00	$1,081.90	$7.40
Class B	$1,000.00	$1,077.50	$11.26
Class C	$1,000.00	$1,077.50	$11.26

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.17
Class B	$1,000.00	$1,014.40	$10.92
Class C	$1,000.00	$1,014.40	$10.92

*            Expenses are equal to the Fund’s annualized expense ratio of 1.40% for Class A shares, 2.15% for Class B shares, and 2.15% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Large-Cap Core Fund as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investment in Large-Cap Core Portfolio, at value (identified cost, $33,291,550)	$39,441,326
Receivable for Fund shares sold	91,865
Receivable from affiliate	78,605
Total assets	$39,611,796
Liabilities
Payable for Fund shares redeemed	$87,512
Payable to affiliate for distribution and service fees	33,262
Payable to affiliate for administration fees	4,887
Payable to affiliate for Trustees' fees	65
Accrued expenses	34,237
Total liabilities	$159,963
Net Assets	$39,451,833
Sources of Net Assets
Paid-in capital	$33,337,390
Accumulated distributions in excess of net realized gain from Portfolio (computed on the basis of identified cost)	(35,313)
Accumulated net investment loss	(20)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	6,149,776
Total	$39,451,833
Class A Shares
Net Assets	$20,036,668
Shares Outstanding	1,421,342
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.10
Maximum Offering Price Per Share (100 ÷ 94.25 of $14.10)	$14.96
Class B Shares
Net Assets	$11,809,059
Shares Outstanding	859,845
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.73
Class C Shares
Net Assets	$7,606,106
Shares Outstanding	553,849
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.73
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $2,250)	$453,348
Interest allocated from Portfolio	31,943
Expenses allocated from Portfolio	(285,725)
Net investment income from Portfolio	$199,566
Expenses
Administration fee	$51,766
Trustees' fees and expenses	190
Distribution and service fees
Class A	43,078
Class B	108,392
Class C	65,488
Registration fees	46,741
Transfer and dividend disbursing agent fees	34,619
Printing and postage	21,184
Legal and accounting services	18,340
Custodian fee	13,195
Miscellaneous	4,997
Total expenses	$407,990
Deduct — Reimbursement of expenses by affiliate	$78,605
Total expense reductions	$78,605
Net expenses	$329,385
Net investment loss	$(129,819)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$904,624
Foreign currency transactions	(194)
Net realized gain	$904,430
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$1,438,438
Foreign currency	(461)
Net change in unrealized appreciation (depreciation)	$1,437,977
Net realized and unrealized gain	$2,342,407
Net increase in net assets from operations	$2,212,588

See notes to financial statements

6

Eaton Vance Large-Cap Core Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment loss	$(129,819)	$(89,330)
Net realized gain from investment transactions and foreign currency transactions	904,430	426,682
Net change in unrealized appreciation (depreciation) of investments and foreign currency	1,437,977	2,265,927
Net increase in net assets from operations	$2,212,588	$2,603,279
Distributions to shareholders — From net realized gain Class A	$(556,672)	$(85,280)
Class B	(332,412)	(55,082)
Class C	(215,494)	(33,918)
Total distributions to shareholders	$(1,104,578)	$(174,280)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$8,705,020	$10,382,944
Class B	3,083,942	5,240,187
Class C	2,680,446	3,549,702
Net asset value of shares issued to shareholders in payment of distributions declared Class A	496,088	76,502
Class B	277,960	45,345
Class C	175,649	28,531
Cost of shares redeemed Class A	(5,791,916)	(4,555,332)
Class B	(1,790,801)	(1,099,211)
Class C	(1,641,716)	(1,570,820)
Net asset value of shares exchanged Class A	172,463	138,223
Class B	(172,463)	(138,223)
Net increase in net assets from Fund share transactions	$6,194,672	$12,097,848
Net increase in net assets	$7,302,682	$14,526,847

Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
At beginning of year	$32,149,151	$17,622,304
At end of year	$39,451,833	$32,149,151
Accumulated net investment loss included in net assets
At end of year	$(20)	$—

See notes to financial statements

7

Eaton Vance Large-Cap Core Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,				Period Ended
	2005		2004	2003	December 31, 2002(1)
Net asset value — Beginning of year	$13.600		$12.390	$10.030	$10.000
Income (loss) from operations
Net investment income (loss)(2)	$0.000	(3)	$0.007	$(0.007)	$0.000	(3)
Net realized and unrealized gain	0.902		1.277 (4)	2.367	0.030	(4)
Total income from operations	$0.902		$1.284	$2.360	$0.030
Less distributions
From net realized gain	$(0.402)		$(0.074)	$—	$—
Total distributions	$(0.402)		$(0.074)	$—	$—
Net asset value — End of year	$14.100		$13.600	$12.390	$10.030
Total Return(5)	6.60%		10.37%	23.53%	0.30%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$20,037		$15,829	$8,503	$3,060
Ratios (As a percentage of average daily net assets):
Net expenses(6)	1.40%		1.40%	1.40%	1.41	%(7)
Net expenses after custodian fee reduction(6)	1.40%		1.40%	1.40%	1.40	%(7)
Net investment income (loss)	0.00	%(8)	0.06%	(0.06)%	0.00	%(7)(8)
Portfolio Turnover of the Portfolio	55%		45%	64%	11%

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(6)	1.63%	1.73%	2.76%	10.08	%(7)
Expenses after custodian fee reduction(6)	1.63%	1.73%	2.76%	10.07	%(7)
Net investment loss	(0.23)%	(0.27)%	(1.42)%	(8.67	)%(7)
Net investment loss per share(2)	$(0.032)	$(0.033)	$(0.166)	$(0.272)

(1)  For the period from the start of business, September 9, 2002, to December 31, 2002.

(2)  Net investment income (loss) per share was computed using average shares outstanding.

(3)  Less than $0.001 per share.

(4)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Annualized.

(8)  Less than 0.01%.

See notes to financial statements

8

Eaton Vance Large-Cap Core Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,			Period Ended
	2005	2004	2003	December, 31 2002(1)
Net asset value — Beginning of year	$13.360	$12.260	$10.000	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.101)	$(0.091)	$(0.090)	$(0.021)
Net realized and unrealized gain	0.873	1.265 (3)	2.350	0.021	(3)
Total income from operations	$0.772	$1.174	$2.260	$—
Less distributions
From net realized gain	$(0.402)	$(0.074)	$—	$—
Total distributions	$(0.402)	$(0.074)	$—	$—
Net asset value — End of year	$13.730	$13.360	$12.260	$10.000
Total Return(4)	5.74%	9.58%	22.60%	0.00%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$11,809	$10,104	$5,349	$1,595
Ratios (As a percentage of average daily net assets):
Net expenses(5)	2.15%	2.15%	2.15%	2.16	%(6)
Net expenses after custodian fee reduction(5)	2.15%	2.15%	2.15%	2.15	%(6)
Net investment loss	(0.75)%	(0.72)%	(0.81)%	(0.67	)%(6)
Portfolio Turnover of the Portfolio	55%	45%	64%	11%

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(5)	2.38%	2.48%	3.51%	10.83	%(6)
Expenses after custodian fee reduction(5)	2.38%	2.48%	3.51%	10.82	%(6)
Net investment loss	(0.98)%	(1.05)%	(2.17)%	(9.34	)%(6)
Net investment loss per share(2)	$(0.131)	$(0.131)	$(0.239)	$(0.293)

(1)  For the period from the start of business, September 9, 2002, to December 31, 2002.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

See notes to financial statements

9

Eaton Vance Large-Cap Core Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,			Period Ended
	2005	2004	2003	December 31, 2002(1)
Net asset value — Beginning of year	$13.360	$12.270	$10.010	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.101)	$(0.092)	$(0.089)	$(0.023)
Net realized and unrealized gain	0.873	1.256 (3)	2.349	0.033	(3)
Total income from operations	$0.772	$1.164	$2.260	$0.010
Less distributions
From net realized gain	$(0.402)	$(0.074)	$—	$—
Total distributions	$(0.402)	$(0.074)	$—	$—
Net asset value — End of year	$13.730	$13.360	$12.270	$10.010
Total Return(4)	5.74%	9.49%	22.58%	0.10%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$7,606	$6,217	$3,770	$1,161
Ratios (As a percentage of average daily net assets):
Net expenses(5)	2.15%	2.15%	2.15%	2.16	%(6)
Net expenses after custodian fee reduction(5)	2.15%	2.15%	2.15%	2.15	%(6)
Net investment loss	(0.75)%	(0.73)%	(0.81)%	(0.71	)%(6)
Portfolio Turnover of the Portfolio	55%	45%	64%	11%

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(5)	2.38%	2.48%	3.51%	10.83	%(6)
Expenses after custodian fee reduction(5)	2.38%	2.48%	3.51%	10.82	%(6)
Net investment loss	(0.98)%	(1.06)%	(2.17)%	(9.38	)%(6)
Net investment loss per share(2)	$(0.131)	$(0.133)	$(0.239)	$(0.304)

(1)  For the period from the start of business, September 9, 2002, to December 31, 2002.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

See notes to financial statements

10

Eaton Vance Large-Cap Core Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Large-Cap Core Fund (the Fund), is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of Large-Cap Core Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.6% at December 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund had net capital losses of $27,219 attributable to investment transactions incurred after October 31, 2005. These capital losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2006.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

11

Eaton Vance Large-Cap Core Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended December 31, 2005 and December 31, 2004 was as follows:

	Year Ended December 31,
	2005	2004
Distributions declared from:
Long-term capital gain	$1,104,578	$174,280

During the year ended December 31, 2005, accumulated distributions in excess of net realized gain was decreased by $194, accumulated net investment loss was decreased by $129,799 and paid-in capital was decreased by $129,993 primarily due to differences between book and tax accounting for net operating losses and foreign currency gains and losses. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed gain	$4,013
Unrealized appreciation	$6,137,669
Other temporary differences	$(27,239)

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2005	2004
Sales	635,893	820,423
Issued to shareholders electing to receive payment of distributions in Fund shares	34,740	5,658
Redemptions	(425,331)	(361,371)
Exchanges from Class B shares	12,228	12,833
Net increase	257,530	477,543
	Year Ended December 31,
Class B	2005	2004
Sales	229,666	414,551
Issued to shareholders electing to receive payment of distributions in Fund shares	19,968	3,415
Redemptions	(133,592)	(85,809)
Exchanges to Class A shares	(12,516)	(12,072)
Net increase	103,526	320,085
	Year Ended December 31,
Class C	2005	2004
Sales	197,302	281,792
Issued to shareholders electing to receive payment of distributions in Fund shares	12,619	2,148
Redemptions	(121,455)	(125,959)
Net increase	88,466	157,981

4  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended December 31, 2005, the administration fee amounted to $51,766. For the fiscal year ending December 31, 2005, the administrator has agreed to reimburse the Fund's expenses to the extent that total annual fund expenses exceed 1.40% of average net assets for Class A shares and 2.15% of average net assets for Class B and Class C shares. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM was allocated $78,605 of the Fund's operating expenses for the year ended December 31, 2005.

12

Eaton Vance Large-Cap Core Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2005, EVM earned $3,357 in sub-transfer agent fees.

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2005, no significant amounts have been deferred.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $13,177 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2005.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD by each respective class. The Fund paid or accrued $81,294 and $49,116 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2005, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At December 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $85,000 and $231,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2005 amounted to $43,078, $27,098 and $16,372 for Class A, Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $22,000 and $200 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended December 31, 2005. EVD did not receive any CDSC for Class A shares for the year ended December 31, 2005.

13

Eaton Vance Large-Cap Core Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $14,462,559 and $9,589,403, respectively, for the year ended December 31, 2005.

14

Eaton Vance Large-Cap Core Fund as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Large-Cap Core Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Core Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust) as of December 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, and for the period from the start of business, September 9, 2002, to December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Core Fund as of December 31, 2005, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and for the period from the start of business September 9, 2002 to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2006

15

Eaton Vance Large-Cap Core Fund as of December 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2006 showed the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of capital gain dividends.

Capital Gain Dividends. The Fund designates $1,104,578 as a capital gain dividend.

16

Large-Cap Core Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.0%
Security	Shares	Value
Advertising — 1.0%
Clear Channel Outdoor Holdings, Inc., Class A(1)	20,000	$401,000
		$401,000
Aerospace & Defense — 3.7%
General Dynamics Corp.	5,850	$667,192
United Technologies Corp.	14,000	782,740
		$1,449,932
Beverages — 3.0%
Coca-Cola Co. (The)	10,400	$419,224
PepsiCo, Inc.	12,850	759,178
		$1,178,402
Biotechnology — 1.7%
Amgen, Inc.(1)	8,500	$670,310
		$670,310
Capital Markets — 4.9%
Franklin Resources, Inc.	5,700	$535,857
Goldman Sachs Group, Inc.	4,400	561,924
Merrill Lynch & Co., Inc.	12,400	839,852
		$1,937,633
Chemicals — 1.1%
Ecolab, Inc.	11,500	$417,105
		$417,105
Commercial Banks — 3.9%
Anglo Irish Bank Corp. PLC(2)	29,000	$436,609
Commerce Bancorp, Inc.	11,200	385,392
Wachovia Corp.	6,000	317,160
Wells Fargo & Co.	6,150	386,405
		$1,525,566
Commercial Services & Supplies — 1.0%
Cintas Corp.	10,000	$411,800
		$411,800

Security	Shares	Value
Communications Equipment — 3.7%
Cisco Systems, Inc.(1)	33,200	$568,384
Corning, Inc.(1)	19,600	385,336
QUALCOMM, Inc.	11,900	512,652
		$1,466,372
Diversified Financial Services — 6.0%
American Express Co.	12,300	$632,958
Citigroup, Inc.	14,400	698,832
Moody's Corp.	8,400	515,928
Paychex, Inc.	14,000	533,680
		$2,381,398
Electrical Equipment — 2.0%
Emerson Electric Co.	10,700	$799,290
		$799,290
Electronic Equipment & Instruments — 1.4%
Agilent Technologies, Inc.(1)	17,000	$565,930
		$565,930
Energy Equipment & Services — 1.0%
Halliburton Co.	6,700	$415,132
		$415,132
Food & Staples Retailing — 2.5%
Walgreen Co.	11,400	$504,564
Wal-Mart Stores, Inc.	10,050	470,340
		$974,904
Food Products — 1.4%
Nestle SA(2)	1,900	$565,734
		$565,734
Health Care-Equipment & Supplies — 2.8%
Baxter International, Inc.	10,200	$384,030
Medtronic, Inc.	12,700	731,139
		$1,115,169

See notes to financial statements

17

Large-Cap Core Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Providers & Services — 2.8%
Caremark Rx, Inc.(1)	9,700	$502,363
WellPoint, Inc.(1)	7,500	598,425
		$1,100,788
Hotels, Restaurants & Leisure — 2.3%
Carnival Corp.	8,300	$443,801
Starwood Hotels & Resorts Worldwide, Inc.	7,200	459,792
		$903,593
Household Products — 3.5%
Colgate-Palmolive Co.	10,300	$564,955
Procter & Gamble Co.	14,068	814,256
		$1,379,211
Industrial Conglomerate — 3.0%
3M Co.	6,600	$511,500
General Electric Co.	18,900	662,445
		$1,173,945
Insurance — 5.7%
ACE Ltd.(2)	9,100	$486,304
Aflac Corp.	7,700	357,434
Allstate Corp. (The)	9,900	535,293
Berkshire Hathaway, Inc., Class B(1)	125	366,938
PartnerRe Ltd.(2)	7,700	505,659
		$2,251,628
Internet Services — 0.6%
Google, Inc., Class A(1)	600	$248,916
		$248,916
Machinery — 1.1%
Danaher Corp.	7,500	$418,350
		$418,350
Media — 5.7%
McGraw-Hill Cos., Inc., (The)	16,700	$862,221
Omnicom Group, Inc.	4,100	349,033
Time Warner, Inc.	32,700	570,288
Walt Disney Co., (The)	20,200	484,194
		$2,265,736

Security	Shares	Value
Metals & Mining — 3.5%
Alcoa, Inc.	15,500	$458,335
Freeport-McMoRan Copper & Gold, Inc., Class B	10,000	538,000
Inco, Ltd.(1)(2)	9,100	396,487
		$1,392,822
Oil & Gas — 8.2%
Apache Corp.	4,800	$328,896
BP PLC ADR	9,420	604,952
ConocoPhillips	6,500	378,170
Exxon Mobil Corp.	9,210	517,326
Marathon Oil Corp.	6,200	378,014
Noble Corp.(2)	6,800	479,672
Williams Co., Inc. (The)	24,000	556,080
		$3,243,110
Pharmaceuticals — 6.3%
Abbott Laboratories	10,200	$402,186
Schering-Plough Corp.	25,700	535,845
Teva Pharmaceuticals Industries Ltd. ADR	14,400	619,344
Watson Pharmaceuticals, Inc.(1)	12,600	409,626
Wyeth Corp.	11,300	520,591
		$2,487,592
Retail — 1.4%
Bed Bath and Beyond, Inc.(1)	15,900	$574,785
		$574,785
Semiconductors & Semiconductor Equipment — 6.1%
Analog Devices, Inc.	10,600	$380,222
Applied Materials, Inc.	21,200	380,328
Broadcom Corp., Class A(1)	10,000	471,500
Intel Corp.	30,000	748,800
Texas Instruments, Inc.	13,100	420,117
		$2,400,967
Software — 3.1%
Microsoft Corp.	34,420	$900,083
Oracle Corp.(1)	28,500	347,985
		$1,248,068

See notes to financial statements

18

Large-Cap Core Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Telecommunications Services — 1.2%
Sprint Corp.	20,000	$467,200
		$467,200
Textiles, Apparel & Luxury Goods — 1.4%
Nike, Inc., Class B	6,600	$572,814
		$572,814
Total Common Stocks (identified cost $32,224,026)		$38,405,202
Commercial Paper — 1.0%
Security	Principal Amount (000's omitted)	Value
General Electric Capital Corp., 4.20%, 1/3/06	$392	$391,908
Total Commercial Paper (at amortized cost, $391,908)		$391,908
Short-Term Investments — 2.0%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 4.23%, 1/3/06	$793	$793,000
Total Short-Term Investments (at amortized cost, $793,000)		$793,000
Total Investments — 100.0% (identified cost $33,408,934)		$39,590,110
Other Assets, Less Liabilities — (0.0)%		$(2,524)
Net Assets — 100.0%		$39,587,586

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Foreign security.

See notes to financial statements

19

Large-Cap Core Portfolio as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investments, at value (identified cost, $33,408,934)	$39,590,110
Cash	333
Dividends and interest receivable	46,508
Tax reclaim receivable	3,311
Total assets	$39,640,262
Liabilities
Payable to affiliate for investment advisory fees	$21,530
Payable to affiliate for Trustees' fees	467
Accrued expenses	30,679
Total liabilities	$52,676
Net Assets applicable to investors' interest in Portfolio	$39,587,586
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$33,406,602
Net unrealized appreciation (computed on the basis of identified cost)	6,180,984
Total	$39,587,586

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Dividends (net of foreign taxes, $2,260)	$455,151
Interest	32,069
Total investment income	$487,220
Expenses
Investment adviser fee	$226,061
Trustees' fees and expenses	2,020
Custodian fee	31,423
Legal and accounting services	23,808
Miscellaneous	3,703
Total expenses	$287,015
Deduct — Reduction of investment adviser fee	$154
Total expense reductions	$154
Net expenses	$286,861
Net investment income	$200,359
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$914,322
Foreign currency transactions	(197)
Net realized gain	$914,125
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$1,437,913
Foreign currency	(462)
Net change in unrealized appreciation (depreciation)	$1,437,451
Net realized and unrealized gain	$2,351,576
Net increase in net assets from operations	$2,551,935

See notes to financial statements

20

Large-Cap Core Portfolio as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment income	$200,359	$144,984
Net realized gain from investment transactions and foreign currency transactions	914,125	432,734
Net change in unrealized appreciation (depreciation) of investments and foreign currency	1,437,451	2,272,616
Net increase in net assets from operations	$2,551,935	$2,850,334
Capital transactions — Contributions	$14,462,559	$19,232,332
Withdrawals	(9,589,403)	(7,499,376)
Net increase in net assets from capital transactions	$4,873,156	$11,732,956
Net increase in net assets	$7,425,091	$14,583,290
Net Assets
At beginning of year	$32,162,495	$17,579,205
At end of year	$39,587,586	$32,162,495

See notes to financial statements

21

Large-Cap Core Portfolio as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,			Period Ended
	2005	2004	2003	December 31,2002(1)
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.82%	0.85%	1.15%	4.48	%(2)
Net expenses after custodian fee reduction	0.82%	0.85%	1.15%	4.47	%(2)
Net investment income (loss)	0.58%	0.58%	0.19%	(3.03	)%(2)
Portfolio Turnover	55%	45%	64%	11%
Total Return(3)	7.23%	10.98%	23.83%	(0.73)%
Net assets, end of year (000's omitted)	$39,588	$32,162	$17,579	$5,699

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):

Expenses	0.82%	0.86%	—	—
Expenses after custodian fee reduction	0.82%	0.86%	—	—
Net investment income	0.58%	0.57%	—	—

(1)  For the period from the start of business, September 9, 2002, to December 31, 2002.

(2)  Annualized.

(3)  Total return is historical and is not computed on an annualized basis.

See notes to financial statements

22

Large-Cap Core Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Large-Cap Core Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 18, 2002, seeks to achieve total return by investing in a broadly diversified selection of equity securities and by seeking companies with above-average growth and financial strength. The Portfolio normally invests at least 80% of its net assets in large-cap companies, which are companies with a market capitalization equal to or greater than the median capitalization of companies included in the S&P 500 Index. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At December 31, 2005, the Eaton Vance Large-Cap Core Fund held an approximate 99.6% interest in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2005, there were no credit balances used to reduce the Portfolio's custodian fee.

D  Income Taxes — The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each

23

Large-Cap Core Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

E  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F  Put Options — Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an asset in the Statement of Assets and Liabilities, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium paid. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

G  Securities Sold Short — The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short. Such transactions are done in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold short increases before the securities are delivered.

H  Foreign Currency Translation — Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

K  Other — Investment transactions are accounted for on a trade-date basis. Realized gains and losses are

24

Large-Cap Core Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

computed based on the specific identification of the securities sold.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 0.65% annually of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2005, the advisory fee amounted to $226,061. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio security transactions that is consideration for third-party research services. For the year ended December 31, 2005, BMR waived $154 of its advisory fee. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $22,939,135 and $18,678,431, respectively, for the year ended December 31, 2005.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$33,420,297
Gross unrealized appreciation	$6,423,991
Gross unrealized depreciation	(254,178)
Net unrealized appreciation	$6,169,813

The unrealized depreciation on foreign currency at December 31, 2005 on a federal income tax basis was $192.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at December 31, 2005.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees for the year ended December 31, 2005.

25

Large-Cap Core Portfolio as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Large-Cap Core Portfolio:

We have audited the accompanying statement of assets and liabilities of Large-Cap Core Portfolio (the "Portfolio"), including the portfolio of investments as of December 31, 2005, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the three years in the period then ended and for the period from the start of business, September 9, 2002, to December 31, 2002. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Large-Cap Core Portfolio at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended and the supplementary data for each of the three years in the period then ended and for the period from the start of business September 9, 2002 to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2006

26

Eaton Vance Large-Cap Core Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Large-Cap Core Portfolio (the "Portfolio") and its investment adviser, Boston Management and Research, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreement, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of the Portfolio with those of comparable funds;

•  An independent report comparing the expense ratio of the Eaton Vance Large-Cap Core Fund (the "Fund") to those of comparable funds;

•  Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

In evaluating the investment advisory agreement, the Special Committee also considered information relating to the education, experience and number of investment professionals and other investment advisory personnel whose responsibilities include portfolio management. The Special Committee evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fee paid by the Portfolio is within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of its size of the Fund, the Fund's expense ratio is reasonable. The Special Committee also considered

27

Eaton Vance Large-Cap Core Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

the extent to which the investment adviser and its affiliates appear to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place for the Portfolio will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio and for all Eaton Vance funds as a group, as well as the investment adviser's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolio may receive reimbursement payments in respect of third party research services obtained by the investment adviser as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Portfolio and noted the voluntary expense reimbursements for the Fund by the administrator. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that, in light of the services rendered, the profits realized by the investment adviser are not unreasonable.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

28

Eaton Vance Large-Cap Core Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Special Investment Trust (the Trust) and Large-Cap Core Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio as that term is defined under the 1940 Act. The business address of each Trustee and officer is the Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989; of the Portfolio since 2002	Chairman, President and Chief Executive Officer of BMR, EVM and EV; Director of EV; Chairman and Chief Executive Officer of EVC; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 2002 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

29

Eaton Vance Large-Cap Core Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 2002	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998; of the Portfolio since 2002	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	Executive Vice President of EVM, BMR and EV; Chief Investment Officer of EVM and BMR and President and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

Gregory Greene 11/13/66	Vice President of the Trust	Since 2006(3)	Managing Director of Fox. Officer of 12 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

George C. Pierides 12/26/57	Vice President of the Trust	Since 2004	Senior Managing Director of Fox. Officer of 12 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	President of the Portfolio	Since 2002	Senior Vice President and Chief Equity Investment Officer of EVM and BMR and Executive Vice President of EVC. Officer of 51 registered investment companies managed by EVM or BMR.

30

Eaton Vance Large-Cap Core Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997; of the Portfolio since 2002	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Michelle A. Green 8/25/69	Treasurer of the Portfolio	Since 2002	Vice President of EVM and BMR. Chief Financial Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 56 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

(3)  Effective March 1, 2006.

The SAI for the Fund includes additional information about the Trustee and officers of the Fund and the Portfolio and can be obtained without charge calling 1-800-225-6265.

31

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Investment Adviser of Large-Cap Core Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Large-Cap Core Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Large-Cap Core Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1559-2/06  LCCSRC

Annual Report December 31, 2005

EATON VANCE

SMALL-CAP

GROWTH

FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Small-Cap Growth Fund as of December 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Martha Locke

Portfolio Manager

The Fund

Performance for the Past Year

•       The Fund’s Class A shares had a total return of 6.11% during the year ended December 31, 2005.(1) This return resulted from an increase in net asset value (NAV) per share to $10.62 on December 31, 2005 from $10.01 on December 31, 2004. The Class A NAVs have been restated to reflect the effects of a stock split effective on November 11, 2005.

•       The Fund’s Class B shares had a total return of 5.32% during the same period.(1) This return resulted from an increase in NAV per share to $10.89 on December 31, 2005 from $10.34 on December 31, 2004.

•       The Fund’s Class C shares had a total return of 5.37% during the same period.(1) This return resulted from an increase in NAV per share to $10.60 on December 31, 2005 from $10.06 on December 31, 2004.

•       For comparison, the Russell 2000 Growth Index – an unmanaged market index of small-cap growth stocks – had a total return of 4.15% during the same period, while the S&P SmallCap 600 Index – a broad-based, unmanaged market index of both growth and value small-capitalization stocks – had a total return of 7.68% during the year ended December 31, 2005.(2)

Management Discussion

•       The Fund seeks long-term capital appreciation by investing in a portfolio of small-cap companies. During the year ended December 31, 2005, the Portfolio continued to focus on small companies that management believes have the potential for above-average earnings growth and profit margins within their respective industries.

•       Over the past year, the U.S. economy remained strong, despite eight successive interest rate hikes by the Federal Reserve and surging energy prices since summer. Small-cap stocks in general outperformed large-cap stocks, and the value style of investing outperformed the growth style, due to the strong advances of the energy, basic materials and industrial sectors. The information technology sector, which accounts for a quarter of the benchmark Russell 2000 Growth Index,(2) lagged most other sectors and was the primary factor in growth stocks’ lagging value stocks in 2005.

•       Energy-related stocks were the Portfolio’s leading contributors to performance, reflecting an overweighting in the sector and favorable stock selection, especially among oil and gas stocks. These companies benefited from the surge in energy prices in 2005, a trend supported by strong global demand and concerns over disruptions of supply following Hurricane Katrina.

•       The Portfolio also achieved favorable returns in the health care and consumer discretionary sectors. Health care was an area where it paid to be especially selective. While generally underweighted in the health care segment, the Portfolio had success focusing on medical equipment and supply companies, drug companies and selected biotech companies. Within the consumer discretionary sector, the Portfolio had a weighting generally equal to that of the Index,(2) realizing strong performances from certain media and apparel stocks. Performance was also boosted by good stock selection in the telecom sector and by an underweighting in the financial sector, which was challenged by rising short-term interest rates.

•       For much of the year, the Portfolio was underweighted in the information technology sector, a group that significantly lagged the overall market during the year. However, the underperformance of some of the Portfolio’s semiconductor, internet software and electronic equipment manufacturers was a drag on performance.

•       Effective February 1, 2006, Nancy B. Tooke became vice president of Eaton Vance Management and portfolio manager of Small-Cap Growth Portfolio. Prior to joining Eaton Vance in 2006, Ms. Tooke was senior managing director and portfolio manager at ForstmannLeff Associates, where she managed small-and mid-cap institutional assets.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment advisor disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)  These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.

(2)  It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.

2

Eaton Vance Small-Cap Growth Fund as of December 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of both growth and value small-capitalization stocks, and the Russell 2000 Growth Index, an unmanaged market index of small-cap growth stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P SmallCap 600 Index, and the Russell 2000 Growth Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	6.11%	5.32%	5.37%
Five Years	-6.47	N.A.	N.A.
Life of Fund†	8.67	2.36	1.60

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	0.01%	0.32%	4.37%
Five Years	-7.58	N.A.	N.A.
Life of Fund†	7.96	1.58	1.60

†Inception dates: Class A: 1/2/97; Class B: 5/7/02; Class C: 5/3/02

(1)  Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were included, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the  applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Ten Largest Holdings(2)

By total investment

NII Holdings Inc.	2.1%
Central European Media Enterprises, Ltd.	2.1
MoneyGram International, Inc.	1.8
Novatel Wireless, Inc.	1.7
Student Loan Corp.	1.7
Southwestern Energy Co.	1.7
Peabody Energy Corp.	1.6
Greenhill & Co., Inc	1.5
Actuant Corp. Class A	1.5
Goodrich Petroleum Corp.	1.4

(2)   Ten Largest Holdings represented 17.1% of net assets as of December 31, 2005. Holdings are subject to change due to active management.

*      Source: Thomson Financial. Class A of the Fund commenced investment operations on 1/2/97.

A $10,000 hypothetical investment at net asset value in the Fund’s Class B shares on 5/7/02 and the Fund’s Class C shares on 5/3/02 would have been valued at $10,890 ($10,590 after the deduction of the applicable CDSC) and $10,600, respectively, on December 31, 2005. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Sector Weightings(3)

By total net assets

(3)   Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

3

Eaton Vance Small-Cap Growth Fund as of December 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 – December 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Small-Cap Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/05)	(12/31/05)	(7/1/05 – 12/31/05)

Actual
Class A	$1,000.00	$1,104.00	$10.55
Class B	$1,000.00	$1,100.00	$14.50
Class C	$1,000.00	$1,100.70	$14.51
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,015.20	$10.11
Class B	$1,000.00	$1,011.40	$13.89
Class C	$1,000.00	$1,011.40	$13.89

*      Expenses are equal to the Fund’s annualized expense ratio of 1.99% for Class A shares, 2.74% for Class B shares, and 2.74% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Small-Cap Growth Fund as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investment in Small-Cap Growth Portfolio, at value (identified cost, $9,831,587)	$11,874,755
Receivable for Fund shares sold	12,901
Receivable from the Administrator	66,609
Prepaid expenses	6,963
Total assets	$11,961,228
Liabilities
Payable for Fund shares redeemed	$21,827
Payable to affiliate for distribution and service fees	9,381
Payable to affiliate for Trustees' fees	47
Accrued expenses	31,719
Total liabilities	$62,974
Net Assets	$11,898,254
Sources of Net Assets
Paid-in capital	$12,146,519
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(2,291,433)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	2,043,168
Total	$11,898,254
Class A Shares
Net Assets	$7,508,075
Shares Outstanding	706,663
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.62
Maximum Offering Price Per Share (100 ÷ 94.25 of $10.62)	$11.27
Class B Shares
Net Assets	$2,439,936
Shares Outstanding	223,978
Net Asset Value, Offering Price and Redemption Price Per Share (Note 6) (net assets ÷ shares of beneficial interest outstanding)	$10.89
Class C Shares
Net Assets	$1,950,243
Shares Outstanding	183,983
Net Asset Value, Offering Price and Redemption Price Per Share (Note 6) (net assets ÷ shares of beneficial interest outstanding)	$10.60
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $650)	$46,216
Interest allocated from Portfolio	21,493
Expenses allocated from Portfolio	(141,196)
Net investment loss from Portfolio	$(73,487)
Expenses
Administration fee	$18,588
Trustees' fees and expenses	167
Distribution and service fees
Class A	20,136
Class B	23,460
Class C	19,916
Legal and accounting services	44,541
Transfer and dividend disbursing agent fees	33,057
Registration fees	29,130
Custodian fee	15,709
Printing and postage	14,623
Miscellaneous	4,610
Total expenses	$223,937
Deduct — Waiver and reimbursement of expenses by the Administrator	$85,197
Total expense reductions	$85,197
Net expenses	$138,740
Net investment loss	$(212,227)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$1,493,567
Foreign currency transactions	(264)
Net realized gain	$1,493,303
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(693,159)
Foreign currency	(6)
Net change in unrealized appreciation (depreciation)	$(693,165)
Net realized and unrealized gain	$800,138
Net increase in net assets from operations	$587,911

See notes to financial statements

5

Eaton Vance Small-Cap Growth Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment loss	$(212,227)	$(282,724)
Net realized gain from investment and foreign currency transactions	1,493,303	284,998
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(693,165)	298,766
Net increase in net assets from operations	$587,911	$301,040
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$1,322,467	$2,365,612
Class B	452,287	860,831
Class C	500,211	871,605
Cost of shares redeemed Class A	(3,661,724)	(4,316,160)
Class B	(554,872)	(842,277)
Class C	(977,666)	(790,446)
Net asset value of shares exchanged Class A	39,542	46,369
Class B	(39,542)	(46,369)
Net decrease in net assets from Fund share transactions	$(2,919,297)	$(1,850,835)
Net decrease in net assets	$(2,331,386)	$(1,549,795)
Net Assets
At beginning of year	$14,229,640	$15,779,435
At end of year	$11,898,254	$14,229,640

See notes to financial statements

6

Eaton Vance Small-Cap Growth Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2005(1)(2)	2004(1)(2)		2003(1)(2)	2002(1)(2)	2001(1)(2)
Net asset value — Beginning of year	$10.010	$9.680		$7.440	$11.250	$14.840
Income (loss) from operations
Net investment loss	$(0.143)	$(0.160)		$(0.148)	$(0.150)	$(0.152)
Net realized and unrealized gain (loss)	0.753	0.490		2.388	(3.660)	(3.438)
Total income (loss) from operations	$0.610	$0.330		$2.240	$(3.810)	$(3.590)
Net asset value — End of year	$10.620	$10.010		$9.680	$7.440	$11.250
Total Return(3)	6.11%	3.36	%(4)	30.20%	(33.92)%	(24.17)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$7,508	$9,418		$11,103	$9,426	$9,551
Ratios (As a percentage of average daily net assets):
Net expenses(5)	2.00%	2.00%		2.00%	2.00%	1.70%
Net expenses after custodian fee reduction(5)	2.00%	2.00%		2.00%	2.00%	1.70%
Net investment loss	(1.45)%	(1.72)%		(1.78)%	(1.74)%	(1.36)%
Portfolio Turnover of the Portfolio	218%	276%		308%	225%	117%

†  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, a waiver and/or reimbursement of expenses by the Administrator and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, net investment loss per share and the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(5)	2.69%	2.49%	2.81%	2.86%	2.76%
Expenses after custodian fee reduction(5)	2.69%	2.49%	2.81%	2.86%	2.76%
Net investment loss	(2.14)%	(2.22)%	(2.59)%	(2.60)%	(2.43)%
Net investment loss per share	$(0.211)	$(0.261)	$(0.272)	$(0.282)	$(0.342)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.2599805-for-1 stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4)  The net increase from gains through the Fund's investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

7

Eaton Vance Small-Cap Growth Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2005(1)	2004(1)		2003(1)	2002(1)(2)
Net asset value — Beginning of year	$10.340	$10.080		$7.800	$10.000
Income (loss) from operations
Net investment loss	$(0.223)	$(0.239)		$(0.231)	$(0.134)
Net realized and unrealized gain (loss)	0.773	0.499		2.511	(2.066)
Total income (loss) from operations	$0.550	$0.260		$2.280	$(2.200)
Net asset value — End of year	$10.890	$10.340		$10.080	$7.800
Total Return(3)	5.32%	2.58	%(4)	29.23%	(22.00)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$2,440	$2,458		$2,439	$459
Ratios (As a percentage of average daily net assets):
Net expenses(5)	2.75%	2.75%		2.75%	2.75	%(6)
Net expenses after custodian fee reduction(5)	2.75%	2.75%		2.75%	2.75	%(6)
Net investment loss	(2.20)%	(2.47)%		(2.54)%	(2.56	)%(6)
Portfolio Turnover of the Portfolio	218%	276%		308%	225%

†  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, and a waiver and/or reimbursement of expenses by the Administrator. Had such action not been taken, net investment loss per share and the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(5)	3.44%	3.24%	3.54%	4.10	%(6)
Expenses after custodian fee reduction(5)	3.44%	3.24%	3.54%	4.10	%(6)
Net investment loss	(2.89)%	(2.96)%	(3.33)%	(3.91	)%(6)
Net investment loss per share	$(0.293)	$(0.286)	$(0.303)	$(0.205)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  For the period from commencement of offering of Class B shares, May 7, 2002 to December 31, 2002.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4)  The net increase from gains through the Fund's investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

See notes to financial statements

8

Eaton Vance Small-Cap Growth Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2005(1)	2004(1)		2003(1)	2002(1)(2)
Net asset value — Beginning of year	$10.060	$9.800		$7.590	$10.000
Income (loss) from operations
Net investment loss	$(0.218)	$(0.232)		$(0.218)	$(0.129)
Net realized and unrealized gain (loss)	0.758	0.492		2.428	(2.281)
Total income (loss) from operations	$0.540	$0.260		$2.210	$(2.410)
Net asset value — End of period	$10.600	$10.060		$9.800	$7.590
Total Return(3)	5.37%	2.65	%(4)	29.12%	(24.10)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$1,950	$2,353		$2,238	$1,118
Ratios (As a percentage of average daily net assets):
Net expenses(5)	2.75%	2.75%		2.75%	2.75	%(6)
Net expenses after custodian fee reduction(5)	2.75%	2.75%		2.75%	2.75	%(6)
Net investment loss	(2.20)%	(2.47)%		(2.53)%	(2.53	)%(6)
Portfolio Turnover of the Portfolio	218%	276%		308%	225%

†  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, and a waiver and/or reimbursement of expenses by the Administrator. Had such actions not been taken, net investment loss per share and the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(5)	3.44%	3.24%	3.55%	4.03	%(6)
Expenses after custodian fee reduction(5)	3.44%	3.24%	3.55%	4.03	%(6)
Net investment loss	(2.89)%	(2.96)%	(3.33)%	(3.81	)%(6)
Net investment loss per share	$(0.286)	$(0.278)	$(0.287)	$(0.194)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  For the period from commencement of offering of Class C shares, May 3, 2002 to December 31, 2002.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4)  The net increase from gains through the Fund's investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

See notes to financial statements

9

Eaton Vance Small-Cap Growth Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Small-Cap Growth Fund (the Fund), is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Small-Cap Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (40.9% at December 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income — The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $2,282,629 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire on December 31, 2010.

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. There were no balance credits for the year ended December 31, 2005.

10

Eaton Vance Small-Cap Growth Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Other — Investment transactions are accounted for on a trade-date basis.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, and at least one distribution annually of all or substantially all of the net realized capital gains allocated to the Fund by the Portfolio, (reduced by any available capital loss carryforwards from prior years) if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended December 31, 2005, accumulated net investment loss was decreased by $212,227, accumulated net realized loss was increased by $15,885, and paid-in capital was decreased by $196,342 primarily due to differences between book and tax policies for net operating losses and currency transactions. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized appreciation	$2,034,364
Capital loss carryforwards	$(2,282,629)

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2005(1)	2004(1)
Sales	133,134	252,155
Redemptions	(371,494)	(462,601)
Exchange from Class B shares	4,082	4,688
Net decrease	(234,278)	(205,758)
	Year Ended December 31,
Class B	2005	2004
Sales	44,895	88,064
Redemptions	(54,696)	(87,779)
Exchange to Class A shares	(3,965)	(4,510)
Net decrease	(13,766)	(4,225)
	Year Ended December 31,
Class C	2005	2004
Sales	50,115	90,580
Redemptions	(100,090)	(84,852)
Net increase (decrease)	(49,975)	5,728

(1)  Transactions have been restated to reflect the effects of a 1.2599805-for-1 stock split effective on November 11, 2005.

4  Transactions with Affiliates

Eaton Vance Management (EVM) earns an administration fee as compensation for providing the Fund with administrative services. The fee is at an annual rate of 0.15% of the Fund's average daily net assets and amounted to $18,588 for the year ended December 31, 2005, all of which was waived. For the year ending December 31, 2005, the administrator has agreed to reimburse the Fund's expenses to the extent that Total Annual Fund Operating Expenses exceed 2.00% for Class A and 2.75% for Class B and C shares. Thereafter, the reimbursement may be terminated at any time. Pursuant to this agreement, EVM reimbursed $66,609 of the Fund's operating expenses for the year ended December 31, 2005. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of the services. For the year ended

11

Eaton Vance Small-Cap Growth Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

December 31, 2005, EVM earned $2,776 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $3,048 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2005.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $17,595 and $14,937 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2005, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2005, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $84,000 and $138,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2005 amounted to $20,136, $5,865 and $4,979 for Class A, Class B, and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Investors who purchase Class A shares in a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Distribution Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $9,000 and $500 of CDSC paid by shareholders for Class B shares and Class C shares, for the year ended December 31, 2005.

12

Eaton Vance Small-Cap Growth Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $2,272,235 and $5,342,462, respectively, for the year ended December 31, 2005.

8  Stock Split

On October 17, 2005, the Trustees of the Fund approved a 1.2599805-for-1stock split for Class A shares, effective November 11, 2005. The stock split had no impact on the overall value of a shareholder's investment in the Fund.

13

Eaton Vance Small-Cap Growth Fund as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Small-Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Growth Fund (the "Fund"), a series of Eaton Vance Special Investment Trust at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2006

14

Small-Cap Growth Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 95.4%
Security	Shares	Value
Aerospace & Defense — 2.5%
Aviall, Inc.(1)	12,345	$355,536
DRS Technologies, Inc.	5,200	267,384
Teledyne Technologies, Inc.(1)	3,600	104,760
		$727,680
Air Freight & Logistics — 2.0%
Hub Group, Inc., Class A(1)	7,800	$275,730
UTI Worldwide, Inc.	3,250	301,730
		$577,460
Beverages — 0.9%
Cott Corp.(1)	8,550	$125,685
Hansen Natural Corp.(1)	1,638	129,091
		$254,776
Biotechnology — 0.7%
United Therapeutics Corp.(1)	3,000	$207,360
		$207,360
Building Products — 1.0%
Simpson Manufacturing Co., Inc.	7,713	$280,368
		$280,368
Capital Markets — 2.2%
Affiliated Managers Group, Inc.(1)	2,600	$208,650
Greenhill & Co., Inc.	7,570	425,131
		$633,781
Commercial Banks — 0.5%
Western Alliance Bancorp(1)	5,300	$158,311
		$158,311
Commercial Services & Supplies — 1.1%
Resources Connection, Inc.(1)	12,300	$320,538
		$320,538
Communications Equipment — 0.5%
NICE Systems, Ltd.(1)	3,000	$144,480
		$144,480

Security	Shares	Value
Computers & Peripherals — 3.2%
Novatel Wireless, Inc.(1)	40,454	$489,898
Palm, Inc.(1)	6,884	218,911
Synaptics, Inc.(1)	8,344	206,264
		$915,073
Construction Materials — 1.2%
Florida Rock Industries, Inc.	6,991	$342,978
		$342,978
Consumer Finance — 1.7%
Student Loan Corp., (The)	2,330	$487,506
		$487,506
Diversified Consumer Services — 3.0%
Bright Horizons Family Solutions, Inc.(1)	5,160	$191,178
DeVry, Inc.(1)	15,100	302,000
Education Management Corp.(1)	6,100	204,411
Regis Corp.	4,400	169,708
		$867,297
Electric Utilities — 0.6%
Westar Energy, Inc.	8,000	$172,000
		$172,000
Electrical Equipment — 2.1%
AMETEK, Inc.	5,900	$250,986
Roper Industries, Inc.	8,970	354,405
		$605,391
Electronic Equipment & Instruments — 0.8%
Photon Dynamics, Inc.(1)	12,600	$230,328
		$230,328
Energy Equipment & Services — 1.1%
Todco, Class A	8,480	$322,749
		$322,749
Food & Staples Retailing — 0.7%
Wild Oats Markets, Inc.(1)	17,997	$217,404
		$217,404

See notes to financial statements

15

Small-Cap Growth Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Equipment & Supplies — 6.8%
Aspect Medical Systems, Inc.(1)	9,200	$316,020
DJ Orthopedics, Inc.(1)	7,700	212,366
Hologic, Inc.(1)	5,000	189,600
IDEXX Laboratories, Inc.(1)	3,100	223,138
Intuitive Surgical, Inc.(1)	3,000	351,810
ResMed, Inc.(1)	3,252	124,584
Respironics, Inc.(1)	9,100	337,337
Ventana Medical Systems, Inc.(1)	5,050	213,867
		$1,968,722
Health Care Providers & Services — 7.1%
Chemed Corp.	7,400	$367,632
Community Health Systems, Inc.(1)	6,600	253,044
eResearch Technology, Inc.(1)	14,200	214,420
Health Net, Inc.(1)	4,200	216,510
LifePoint Hospitals, Inc.(1)	3,100	116,250
Pediatrix Medical Group, Inc.(1)	2,150	190,425
Psychiatric Solutions, Inc.(1)	3,100	182,094
United Surgical Partners International, Inc.(1)	8,450	271,667
VCA Antech, Inc.(1)	9,100	256,620
		$2,068,662
Hotels, Restaurants & Leisure — 6.1%
Aztar Corp.(1)	8,400	$255,276
Cheesecake Factory, Inc. (The)(1)	3,200	119,648
Choice Hotels International, Inc.	7,250	302,760
CKE Restaurants, Inc.	10,500	141,855
Gaylord Entertainment Co.(1)	5,600	244,104
Penn National Gaming, Inc.(1)	3,502	115,391
Sonic Corp.(1)	4,800	141,600
Starwood Hotels & Resorts Worldwide, Inc.	4,700	300,142
Station Casinos, Inc.	2,100	142,380
		$1,763,156
Household Products — 0.6%
Central Garden & Pet Co.(1)	4,080	$187,435
		$187,435
Insurance — 1.4%
Philadelphia Consolidated Holding Corp.(1)	2,050	$198,214
PXRE Group, Ltd.	15,607	202,267
		$400,481

Security	Shares	Value
Internet Software & Services — 0.4%
SINA Corp.(1)	5,368	$129,691
		$129,691
IT Services — 4.6%
Cognizant Technology Solutions Corp.(1)	5,950	$299,582
Euronet Worldwide, Inc.(1)	10,600	294,680
MoneyGram International, Inc.	19,605	511,298
SRA International, Inc., Class A(1)	7,800	238,212
		$1,343,772
Machinery — 3.3%
Actuant Corp., Class A	7,560	$421,848
Bucyrus International, Inc., Class A	3,900	205,530
Joy Global, Inc.	8,250	330,000
		$957,378
Media — 2.1%
Central European Media Enterprises, Ltd.(1)	10,650	$616,635
		$616,635
Multi-Utilities — 0.9%
CMS Energy Corp.(1)	17,000	$246,670
		$246,670
Oil, Gas & Consumable Fuels — 9.4%
Alon USA Energy, Inc.(1)	16,678	$327,723
Denbury Resources, Inc.(1)	17,410	396,600
Goodrich Petroleum Corp.(1)	15,841	398,401
Parallel Petroleum Corp.(1)	20,950	356,360
Peabody Energy Corp.	5,600	461,552
Quicksilver Resources, Inc.(1)	7,600	319,276
Southwestern Energy Co.(1)	13,400	481,596
		$2,741,508
Personal Products — 1.0%
Chattem, Inc.(1)	7,844	$285,443
		$285,443
Pharmaceuticals — 4.7%
Cypress Bioscience, Inc.(1)	36,430	$210,565
Hi-Tech Pharmacal Co., Inc.(1)	4,900	217,021

See notes to financial statements

16

Small-Cap Growth Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Pharmaceuticals (continued)
MGI Pharma, Inc.(1)	11,922	$204,582
Par Pharmaceutical Cos., Inc.(1)	9,561	299,642
Penwest Pharmaceuticals Co.(1)	7,400	144,447
Shire Pharmaceuticals Group PLC ADR	7,200	279,288
		$1,355,545
Real Estate — 2.4%
SL Green Realty Corp.	2,700	$206,253
Strategic Hotel Capital, Inc.	12,100	249,018
Taubman Centers, Inc.	7,200	250,200
		$705,471
Semiconductors & Semiconductor Equipment — 6.0%
Advanced Analogic Technologies, Inc.(1)	23,087	$319,755
Advanced Energy Industries, Inc.(1)	27,530	325,680
Atheros Communications, Inc.(1)	27,100	352,300
Silicon Image, Inc.(1)	22,500	203,625
Teradyne, Inc.(1)	17,700	257,889
Veeco Instruments, Inc.(1)	16,900	292,877
		$1,752,126
Software — 3.8%
Blackbaud, Inc.	7,841	$133,924
i2 Technologies, Inc.(1)	22,000	310,420
Intellisync Corp.(1)	54,400	280,704
MICROS Systems, Inc.(1)	5,500	265,760
NAVTEQ Corp.(1)	2,500	109,675
		$1,100,483
Specialty Retail — 2.9%
Hibbet Sporting Goods, Inc.(1)	10,500	$299,040
O'Reilly Automotive, Inc.(1)	8,300	265,683
Sherwin-Williams Co. (The)	6,349	288,372
		$853,095
Textiles, Apparel & Luxury Goods — 1.6%
Gildan Activewear, Inc.(1)	7,094	$303,978
Warnaco Group, Inc. (The)(1)	6,000	160,320
		$464,298

Security	Shares	Value
Thrifts & Mortgage Finance — 1.9%
PFF Bancorp, Inc.	5,100	$155,652
R&G Financial Corp.	18,400	242,880
WSFS Financial Corp.	2,500	153,125
		$551,657
Wireless Telecommunication Services — 2.6%
NII Holdings, Inc.(1)	14,150	$618,072
OAO Vimpel-Communications ADR(1)	3,000	132,690
		$750,762
Total Common Stocks (identified cost $23,137,585)		$27,708,470
Commercial Paper — 2.4%
Security	Principal Amount (000's omitted)	Value
General Electric Capital Corp., 4.20%, 1/3/06	$698	$697,838
Total Commercial Paper (at amortized cost, $697,838)		$697,838
Short-Term Investments — 2.0%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 4.23%, 1/3/06	$582	$582,000
Total Short-Term Investments (at amortized cost, $582,000)		$582,000
Total Investments — 99.8% (identified cost $24,417,423)		$28,988,308
Other Assets, Less Liabilities — 0.2%		$56,588
Net Assets — 100.0%		$29,044,896

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

17

Small-Cap Growth Portfolio as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investments, at value (identified cost, $24,417,423)	$28,988,308
Receivable for investments sold	84,128
Interest and dividends receivable	15,501
Total assets	$29,087,937
Liabilities
Payable to affiliate for investment advisory fee	$17,779
Due to custodian	2,873
Payable to affiliate for Trustees' fees	472
Accrued expenses	21,917
Total liabilities	$43,041
Net Assets applicable to investors' interest in Portfolio	$29,044,896
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$24,474,011
Net unrealized appreciation (computed on the basis of identified cost)	4,570,885
Total	$29,044,896

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Dividends (net of foreign taxes, $1,422)	$104,566
Interest	48,503
Total investment income	$153,069
Expenses
Investment adviser fee	$208,254
Trustees' fees and expenses	1,737
Custodian fee	56,779
Legal and accounting services	45,305
Miscellaneous	3,800
Total expenses	$315,875
Deduct — Reduction of custodian fee	$7
Reduction of investment adviser fee	380
Total expense reductions	$387
Net expenses	$315,488
Net investment loss	$(162,419)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$2,752,142
Foreign currency transactions	(567)
Net realized gain	$2,751,575
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(695,696)
Foreign currency	(4)
Net change in unrealized appreciation (depreciation)	$(695,700)
Net realized and unrealized gain	$2,055,875
Net increase in net assets from operations	$1,893,456

See notes to financial statements

18

Small-Cap Growth Portfolio as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment loss	$(162,419)	$(241,820)
Net realized gain from investment and foreign currency transactions	2,751,575	371,484
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(695,700)	918,708
Net increase in net assets from operations	$1,893,456	$1,048,372
Capital transactions — Contributions	$7,713,680	$7,841,442
Withdrawals	(9,366,533)	(8,005,226)
Net decrease in net assets from capital transactions	$(1,652,853)	$(163,784)
Net increase in net assets	$240,603	$884,588
Net Assets
At beginning of year	$28,804,293	$27,919,705
At end of year	$29,044,896	$28,804,293

See notes to financial statements

19

Small-Cap Growth Portfolio as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2005	2004		2003	2002	2001
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	1.14%	1.18%		1.23%	1.18%	1.23%
Net expenses after custodian fee reduction	1.14%	1.18%		1.23%	1.18%	1.23%
Net investment loss	(0.59)%	(0.90)%		(1.01)%	(0.91)%	(0.88)%
Portfolio Turnover	218%	276%		308%	225%	117%
Total Return	7.02%	4.23	%(1)	31.20%	(33.36)%	(23.80)%
Net assets, end of year (000's omitted)	$29,045	$28,804		$27,920	$19,759	$19,058

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	1.14%	1.18%
Expenses after custodian fee reduction	1.14%	1.18%
Net investment loss	(0.59)%	(0.91)%

(1)  The net gains realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines had no effect on total return for the year ended December 31, 2004.

See notes to financial statements

20

Small-Cap Growth Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Small-Cap Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks long-term capital appreciation by investing in a diversified portfolio of publicly traded stocks of small-cap companies that in the opinion of the investment adviser are expected to achieve earnings growth over the long-term that substantially exceeds the average of all publicly traded companies in the United States. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2005, the Eaton Vance Small-Cap Growth Fund held an approximate 40.9% interest in the Portfolio and three other investors owned an interest greater than 10% that aggregated 41.2%. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

C  Income Taxes — The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee

21

Small-Cap Growth Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

E  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly fee at the annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2005, the fee was equivalent to 0.75% of the Portfolio's average daily net assets and amounted to $208,254. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio security transactions that is consideration for third-party research services. For the year ended December 31, 2005, BMR waived $380 of its advisory fee. Except as to the Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2005, no amounts have been deferred.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $57,567,421 and $59,603,640, respectively, for the year ended December 31, 2005.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$24,435,134
Gross unrealized appreciation	$4,879,816
Gross unrealized depreciation	(326,642)
Net unrealized appreciation	$4,553,174

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2005.

22

Small-Cap Growth Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

6  Overdraft Advances

Pursuant to the custodian agreement between the Portfolio and IBT, IBT may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft by the Portfolio, the Portfolio is obligated to repay IBT at the current rate of interest charged by IBT for secured loans, (currently, a rate above federal funds rate). This obligation is payable on demand to IBT. IBT has a lien on the Portfolio's assets to the extent of any overdraft. At December 31, 2005, the Portfolio had a payment due to IBT pursuant to the foregoing arrangement of $2,873.

23

Small-Cap Growth Portfolio as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Small-Cap Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Small-Cap Growth Portfolio (the "Portfolio") at December 31, 2005, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2006

24

Eaton Vance Small-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Small-Cap Growth Portfolio (the "Portfolio") and its investment adviser, Boston Management and Research, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreement, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of the Portfolio with those of comparable funds;

•  An independent report comparing the expense ratio of the Eaton Vance Small-Cap Growth Fund (the "Fund") to those of comparable funds;

•  Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

In evaluating the investment advisory agreement, the Special Committee also considered information relating to the education, experience and number of investment professionals and other investment advisory personnel whose responsibilities include portfolio management. The Special Committee evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to investment performance, the Special Committee noted that the investment adviser has taken action to improve performance, such as the hiring of a new portfolio manager in June 2003. The Special Committee concluded that it is appropriate to allow reasonable time to evaluate the effectiveness of this action. With respect to its review of investment advisory fees, the

25

Eaton Vance Small-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Special Committee concluded that the fee paid by the Portfolio is within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the size of the Fund, the expense ratio of the Fund is reasonable. The Special Committee also considered the extent to which the investment adviser and its affiliates appear to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place for the Portfolio will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio and for all Eaton Vance funds as a group, as well as the investment adviser's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Fund may receive reimbursement payments in respect of third party research services obtained by the investment adviser as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Portfolio and noted the voluntary expense reimbursements for the Fund by the investment adviser and/or administrator. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that, in light of the services rendered, the profits realized by the investment adviser are not unreasonable.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

26

Eaton Vance Small-Cap Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Special Investment Trust (the Trust) and Small-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is the Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corporation, "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989; of the Portfolio since 2000	Chairman, President and Chief Executive Officer of BMR, EVM and EV; Director of EV; Chairman and Chief Executive Officer of EVC; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 2000 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

27

Eaton Vance Small-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and the Portfolio since 2000	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998; of the Portfolio since 2000	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	Executive Vice President of EVM, BMR and EV; Chief Investment Officer of EVM and BMR and President and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM and BMR.

George C. Pierides 12/26/57	Vice President of the Trust	Since 2004	Senior Managing Director of Fox. Officer of 12 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	President of the Portfolio	Since 2002	Senior Vice President and Chief Equity Investment Officer of EVM and BMR and Executive Vice President of EVC. Officer of 51 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 47 registered investment companies managed by EVM or BMR.

28

Eaton Vance Small-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997; of the Portfolio since 2000	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Austin served as Assistant Treasurer of the Portfolio since 2000. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustee and officers of the Fund and the Portfolio and can be obtained without charge calling 1-800-225-6265.

29

Investment Adviser of Small-Cap Growth Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Small-Cap Growth Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

Eaton Vance Small-Cap Growth Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

164-2/06  SCGSRC

Annual Report December 31, 2005

EATON VANCE
SMALL-CAP
VALUE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Small-Cap Value Fund as of December 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Past Year

•                  For the year ended December 31, 2005, the Fund’s Class A shares had a total return of 4.28%. This return was the result of an increase in net asset value (NAV) per share to $14.85 on December 31, 2005, from $14.24 on December 31, 2004.(1)

•                  The Fund’s Class B shares had a total return of 3.60% for the same period, the result of an increase in NAV per share to $14.95 from $14.43.(1)

•                  The Fund’s Class C shares had a total return of 3.54% for the same period, the result of an increase in NAV per share to $14.91 from $14.40.(1)

•                  For comparison, the Fund’s benchmark, the S&P SmallCap 600 Index (the S&P 600) – a broad-based, unmanaged market index of both growth and value small-capitalization stocks – had a total return of 7.68% during the period, while the Russell 2000 Index, a larger basket of small-cap stocks, had a return of 4.55%.(2) The Fund’s peer group – the Lipper SmallCap Value funds Classification – had a total return of 6.16% during the same period.(2)

Management Discussion

•                  During the year ended December 31, 2005, the Fund continued to focus on small-cap companies that management believed to be undervalued relative to the overall stock market. In addition to relative valuation, management considers companies’ earnings and cash flow capabilities, the strength of their business franchises and financial positions, and the quality of their managements.

•                  The U.S. economy remained strong in 2005, despite eight interest rate hikes by the Federal Reserve, surging energy and raw material prices and the disruptive effects of two major hurricanes in the Gulf Coast region. Although the economy was strong, momentum remained uneven, with various segments of the economy growing at disparate rates. During the year, the Portfolio maintained a well balanced mix of stocks that included economy-sensitive areas, defen consumer-related sectors, and exposure to energy. Accordingly, the Portfolio maintained significant industry weightings at December 31, 2005, in materials and processing, consumer staples, transportation and energy.

•                  The Fund posted positive returns during the year ended December 31, 2005, but lagged the S&P 600, which has a larger growth stock component.(2) The energy, materials and processing, and consumer staples sectors generally outperformed the benchmark, while financial services, technology, and consumer discretionary sectors were some notable relative underperformers. The Fund’s investment returns benefited from its significant exposure to energy stocks, which were its best performers during the year. An underweighting in financial services and technology further bolstered results.

•                  Energy stocks remained the largest contributor to the Fund’s returns for the year, benefiting from surging oil and natural gas prices. Strong worldwide demand for oil, combined with ongoing concerns about supply, briefly pushed the price of oil above $70 per barrel – levels not seen since the early 1980s on an inflation-adjusted basis. Natural gas prices also surged late in the year, as hurricane activity disrupted gas refining capabilities in the Gulf Coast region.

•                  The Fund remained underweighted in the financial services sector, which again lagged the broader market. With the Federal Reserve continuing its rate hikes throughout 2005, the yield curve – the difference between short-term and long-term interest rates – flattened significantly. That trend was exacerbated by strong buying of long-term Treasury securities by foreign investors. A flattening yield curve was unfavorable for banks and other financial service providers whose earnings are largely dependent on net interest margins. The potential for deterioration in credit quality, given heightened competition among lenders and loose lending standards in the financial services area, remained another area of concern during the year.

•                  Consumer discretionary companies were among the Fund’s less-stellar performers during the year. While fundamentals remained favorable, with

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.

(2)       It is not possible to invest directly in an Index or a Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

positive job growth and rising incomes, investor concerns over rising energy costs and their impact on consumer spending weighed heavily on the sector.

•                  Effective March 1, 2006, Gregory R. Greene will become co-portfolio manager of Eaton Vance Small-Cap Value Portfolio. Mr. Greene is a Managing Director and a member of Fox Asset Management’s Investment Committee, as well as the lead manager of its mid-cap effort. Mr. Greene joined Fox Asset Management in 1998.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Sector Weightings(1)

By total investments

(1)          Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Ten Largest Holdings(2)

By net assets

Arkansas Best Corp.	4.0%
Belden, Inc.	3.3
A. O. Smith Corp.	3.3
AptarGroup, Inc.	3.2
Piedmont Natural Gas Co., Inc.	3.2
Teleflex, Inc.	3.1
Maverick Tube, Inc.	3.1
Albany International Corp. Class A	2.9
RPM, Int’l.	2.9
Church & Dwight Co., Inc.	2.8

(2)          Ten Largest Holdings represented 31.8% of the Fund’s net assets as of December 31, 2005. Holdings may not be representative of current or furture investments and are subject to change due to active management.

3

Eaton Vance Small-Cap Value Fund as of December 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of both growth and value small-capitalization stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P SmallCap 600 Index. Class A total returns are presented at net asset value and including maximum sales charge. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One year	4.28%	3.60%	3.54%
Life of Fund†	11.97	12.25	12.13

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One year	-1.72%	-1.40%	2.54%
Life of Fund†	10.09	11.60	12.13

†Inception dates: Class A: 6/28/02; Class B: 7/9/02; Class C: 7/3/02

(1) Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*                 Sources: Thomson Financial. Class A of the Fund commenced operations on 6/28/02. A $10,000 hypothetical investment at net asset value in Class B shares on 7/9/02 and Class C shares on 7/3/02 would have been valued at $14,969 ($14,669 after the deduction of the applicable CDSC) and $14,929, respectively, on 12/31/05. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Because Index is based on month-end data, chart begins on 6/30/02.

4

Eaton Vance Small-Cap Value Fund as of December 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 – December 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Small-Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/05)	(12/31/05)	(7/1/05 – 12/31/05)

Actual
Class A	$1,000.00	$1,033.40	$8.92
Class B	$1,000.00	$1,029.60	$12.74
Class C	$1,000.00	$1,029.70	$12.79

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,016.40	$8.84
Class B	$1,000.00	$1,012.70	$12.63
Class C	$1,000.00	$1,012.60	$12.68

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.74% for Class A shares, 2.49% for Class B shares, and 2.50% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005.

5

Eaton Vance Small-Cap Value Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 93.2%
Security	Shares	Value
Auto and Parts — 2.5%
BorgWarner, Inc.	8,500	$515,355
		$515,355
Cement — 1.9%
Lafarge North America, Inc.	7,200	$396,144
		$396,144
Chemical — 2.9%
RPM, Inc.	34,000	$590,580
		$590,580
Computer / Communications Related — 1.8%
International Rectifier Corp.(1)	11,900	$379,610
		$379,610
Construction / Engineering — 1.9%
Granite Construction, Inc.	11,000	$395,010
		$395,010
Electrical Equipment — 3.3%
Belden, Inc.	28,000	$684,040
		$684,040
Electronics — 3.5%
Bel Fuse, Inc. Class B	13,500	$429,300
Technitrol, Inc.	16,700	285,570
		$714,870
Energy — 10.0%
Cimarex Energy Co.(1)	4,100	$176,341
Newfield Exploration Co.(1)	8,800	440,616
Piedmont Natural Gas Co., Inc.	27,000	652,320
Questar Corp.	6,700	507,190
Remington Oil and Gas Corp.(1)	7,800	284,700
		$2,061,167
Energy / Oilfield Services — 5.0%
Grey Wolf, Inc.(1)	51,200	$395,776
Maverick Tube Corp.(1)	15,900	633,774
		$1,029,550

Security	Shares	Value
Food Wholesalers / Retailers — 3.8%
Nash Finch Co.	12,500	$318,500
Performance Food Group Co.(1)	12,000	340,440
SUPERVALU, Inc.	3,800	123,424
		$782,364
Household Products — 7.4%
Chattem, Inc.(1)	6,500	$236,535
Church & Dwight Co., Inc.	17,500	578,025
Prestige Brands Holdings, Inc.(1)	33,300	416,250
Tupperware Corp.	13,500	302,400
		$1,533,210
Industrial Products — 10.3%
A.O. Smith Corp.	19,200	$673,920
Albany International Corp.	16,500	596,640
CLARCOR, Inc.	7,200	213,912
Teleflex, Inc.	10,000	649,800
		$2,134,272
Insurance — 5.6%
IPC Holdings Ltd.	6,700	$183,446
Protective Life Corp.	12,500	547,125
Scottish Re Group Ltd.	17,500	429,625
		$1,160,196
Medical Services / Supplies — 10.8%
CONMED Corp.(1)	17,900	$423,514
Mentor Corp.	7,600	350,208
Owens & Minor, Inc.	19,000	523,070
PolyMedica Corp.	15,000	502,050
West Pharmaceutical Services, Inc.	17,000	425,510
		$2,224,352
Packaging — 3.2%
AptarGroup, Inc.	12,500	$652,500
		$652,500
Restaurant — 4.4%
Applebee's International, Inc.	8,500	$192,015
CBRL Group, Inc.	11,500	404,225
Landry's Restaurants, Inc.	11,500	307,165
		$903,405

See notes to financial statements

6

Eaton Vance Small-Cap Value Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Retailing — 3.5%
BJ's Wholesale Club, Inc.(1)	14,000	$413,840
Claire's Stores, Inc.	10,300	300,966
		$714,806
Telecommunications — 1.3%
InPhonic, Inc.(1)	30,900	$268,521
		$268,521
Toys — 2.1%
RC2 Corp.(1)	12,000	$426,240
		$426,240
Transportation — 8.0%
Arkansas Best Corp.	19,000	$829,920
Offshore Logistics, Inc.(1)	14,300	417,560
OMI Corp.	11,300	205,095
Yellow Roadway Corp.(1)	4,500	200,745
		$1,653,320
Total Common Stocks (identified cost $15,781,322)		$19,219,512
Total Investments — 93.2% (identified cost $15,781,322)		$19,219,512
Other Assets, Less Liabilities — 6.8%		$1,470,651
Net Assets — 100.0%		$20,690,163

(1)  Non-income producing security.

See notes to financial statements

7

Eaton Vance Small-Cap Value Fund as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investments, at value (identified cost, $15,781,322)	$19,219,512
Cash	1,421,622
Receivable for Fund shares sold	37,363
Receivable from the Administrator	97,897
Dividends and interest receivable	23,540
Total assets	$20,799,934
Liabilities
Payable for Fund shares redeemed	$24,528
Payable to affiliate for investment advisory fees	17,817
Payable to affiliate for distribution and service fees	16,883
Payable to affiliate for administration fees	2,673
Payable to affiliate for Trustees' fees	1,635
Accrued expenses	46,235
Total liabilities	$109,771
Net Assets	$20,690,163
Sources of Net Assets
Paid-in capital	$16,632,374
Undistributed net realized gain (computed on the basis of identified cost)	627,850
Net unrealized appreciation (computed on the basis of identified cost)	3,429,939
Total	$20,690,163
Class A Shares
Net Assets	$10,283,747
Shares Outstanding	692,308
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.85
Maximum Offering Price Per Share (100 ÷ 94.25 of $14.85)	$15.76
Class B Shares
Net Assets	$4,905,100
Shares Outstanding	328,059
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.95
Class C Shares
Net Assets	$5,501,316
Shares Outstanding	368,862
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.91
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Dividends	$190,942
Interest	30,383
Total investment income	$221,325
Expenses
Investment adviser fee	$170,705
Administration fee	25,606
Distribution and service fees Class A	19,299
Class B	42,807
Class C	50,703
Registration fees	53,738
Legal and accounting services	31,416
Custodian fee	27,808
Transfer and dividend disbursing agent fees	24,850
Printing and postage	12,124
Miscellaneous	7,339
Total expenses	$466,395
Deduct — Allocation of expenses to the Administrator	$97,897
Total expense reductions	$97,897
Net expenses	$368,498
Net investment loss	$(147,173)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$779,167
Net realized gain	$779,167
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$37,032
Net change in unrealized appreciation (depreciation)	$37,032
Net realized and unrealized gain	$816,199
Net increase in net assets from operations	$669,026

See notes to financial statements

8

Eaton Vance Small-Cap Value Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment loss	$(147,173)	$(102,788)
Net realized gain (loss) from investment transactions	779,167	(76,502)
Net change in unrealized appreciation (depreciation) from investments	37,032	2,220,675
Net increase in net assets from operations	$669,026	$2,041,385
Distributions to shareholders — From net realized gain Class A	$—	$(6,012)
Class B	—	(2,467)
Class C	—	(3,053)
Total distributions to shareholders	$—	$(11,532)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$6,054,663	$4,878,438
Class B	2,147,610	1,961,243
Class C	2,519,757	2,368,989
Net asset value of shares issued to shareholders in payment of distributions declared Class A	—	3,062
Class B	—	1,928
Class C	—	2,991
Cost of shares redeemed Class A	(3,755,945)	(2,394,222)
Class B	(744,239)	(519,783)
Class C	(1,256,593)	(750,575)
Net asset value of shares exchanged Class A	66,501	18,044
Class B	(66,501)	(18,044)
Net increase in net assets from Fund share transactions	$4,965,253	$5,552,071
Net increase in net assets	$5,634,279	$7,581,924
Net Assets
At beginning of year	$15,055,884	$7,473,960
At end of year	$20,690,163	$15,055,884

See notes to financial statements

9

Eaton Vance Small-Cap Value Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value — Beginning of year	$14.240	$12.050	$9.080	$10.000
Income (loss) from operations
Net investment loss	$(0.065)	$(0.073)	$(0.063)	$(0.023)
Net realized and unrealized gain (loss)	0.675	2.279	3.033	(0.897	)(3)
Total income (loss) from operations	$0.610	$2.206	$2.970	$(0.920)
Less distributions
From net realized gain	$—	$(0.016)	$—	$—
Total distributions	$—	$(0.016)	$—	$—
Net asset value — End of year	$14.850	$14.240	$12.050	$9.080
Total Return(4)	4.28%	18.33%	32.71%	(9.20)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$10,284	$7,635	$4,047	$1,742
Ratios (As a percentage of average daily net assets):
Net expenses(5)	1.75%	1.75%	1.75%	1.75	%(6)
Net investment loss	(0.45)%	(0.58)%	(0.60)%	(0.51	)%(6)
Portfolio Turnover of the Portfolio(7)	—	1%	24%	2%
Portfolio Turnover of the Fund	28%	5%	—	—

†  The operating expenses of the Portfolio and the Fund reflect an allocation of expenses to the Investment Adviser and/or Administrator. Had such actions not been taken the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(5)	2.32%	2.49%	4.78%	37.05	%(6)
Net investment loss	(1.02)%	(1.32)%	(3.63)%	(35.81	)%(6)
Net investment loss per share	$(0.148)	$(0.166)	$(0.381)	$(1.615)

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  For the period from the start of business, June 28, 2002, to December 31, 2002.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of fund shares and the amount of the per share realized and unrealized gain and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's shares of the Portfolio's expenses while the Fund was making investments directly into the Portfolio.

(6)  Annualized.

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

10

Eaton Vance Small-Cap Value Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value — Beginning of year	$14.430	$12.310	$9.340	$10.000
Income (loss) from operations
Net investment loss	$(0.175)	$(0.172)	$(0.149)	$(0.058)
Net realized and unrealized gain (loss)	0.695	2.308	3.119	(0.602	)(3)
Total income (loss) from operations	$0.520	$2.136	$2.970	$(0.660)
Less distributions
From net realized gain	$—	$(0.016)	$—	$—
Total distributions	$—	$(0.016)	$—	$—
Net asset value — End of year	$14.950	$14.430	$12.310	$9.340
Total Return(4)	3.60%	17.37%	31.80%	(6.60)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$4,905	$3,391	$1,554	$255
Ratios (As a percentage of average daily net assets):
Net expenses(5)	2.50%	2.50%	2.50%	2.50	%(6)
Net investment loss	(1.20)%	(1.33)%	(1.37)%	(1.30	)%(6)
Portfolio Turnover of the Portfolio(7)	—	1%	24%	2%
Portfolio Turnover of the Fund	28%	5%	—	—

†  The operating expenses of the Portfolio and the Fund reflect an allocation of expenses to the Investment Adviser and/or Administrator. Had such actions not been taken the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(5)	3.07%	3.24%	5.53%	37.80	%(6)
Net investment loss	(1.77)%	(2.07)%	(4.40)%	(36.60	)%(6)
Net investment loss per share	$(0.258)	$(0.267)	$(0.479)	$(1.633)

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  For the period from the commencement of operations of Class B shares, July 9, 2002, to December 31, 2002.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of fund shares and the amount of the per share realized and unrealized gain and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's shares of the Portfolio's expenses while the Fund was making investments directly into the Portfolio.

(6)  Annualized.

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

11

Eaton Vance Small-Cap Value Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value — Beginning of year	$14.400	$12.280	$9.320	$10.000
Income (loss) from operations
Net investment loss	$(0.175)	$(0.171)	$(0.153)	$(0.060)
Net realized and unrealized gain (loss)	0.685	2.307	3.113	(0.620	)(3)
Total income (loss) from operations	$0.510	$2.136	$2.960	$(0.680)
Less distributions
From net realized gain	$—	$(0.016)	$—	$—
Total distributions	$—	$(0.016)	$—	$—
Net asset value — End of year	$14.910	$14.400	$12.280	$9.320
Total Return(4)	3.54%	17.41%	31.76%	(6.80)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$5,501	$4,030	$1,873	$91
Ratios (As a percentage of average daily net assets):
Net expenses(5)	2.50%	2.50%	2.50%	2.50	%(6)
Net investment loss	(1.20)%	(1.32)%	(1.38)%	(1.31	)%(6)
Portfolio Turnover of the Portfolio(7)	—	1%	24%	2%
Portfolio Turnover of the Fund	28%	5%	—	—

†  The operating expenses of the Portfolio and the Fund reflect an allocation of expenses to the Investment Adviser and/or Administrator. Had such actions not been taken the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(5)	3.07%	3.24%	5.53%	37.80	%(6)
Net investment loss	(1.77)%	(2.06)%	(4.41)%	(36.61	)%(6)
Net investment loss per share	$(0.258)	$(0.266)	$(0.489)	$(1.677)

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  For the period from the commencement of operations of Class C shares, July 3, 2002, to December 31, 2002.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of fund shares and the amount of the per share realized and unrealized gain and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's shares of the Portfolio's expenses while the Fund was making investments directly into the Portfolio.

(6)  Annualized.

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

12

Eaton Vance Small-Cap Value Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks to achieve long-term total return by investing primarily in value stocks of small-cap companies. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

On April 30, 2004, the Fund received its pro rata share of cash and securities from the Small-Cap Value Portfolio (the Portfolio) in a complete liquidation of its interest in the Portfolio. Subsequent to April 30, 2004, the Fund has invested directly in securities rather than through the Portfolio and maintains the same investment objective.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

13

Eaton Vance Small-Cap Value Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

E  Financial Futures Contracts — Upon entering a financial futures contract, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Fund positions. Should prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Put Options — Upon the purchase of a put option by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

H  Securities Sold Short — The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short. Such transactions are done in anticipation of a decline in the market price of the securities or in order to hedge Fund positions. The Fund will generally borrow the security sold in order to make a delivery to the buyer. Upon executing the transaction, the Fund records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market and the Fund is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Fund may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the year ended December 31, 2005, no credits were used to reduce the Fund's custodian fee.

J  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

K  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

14

Eaton Vance Small-Cap Value Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

L  Other — Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date. Realized gains and losses are computed on the specific identification of securities sold.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended December 31, 2005 and December 31, 2004 was as follows:

	Year Ended December 31,
	2005	2004
Distributions declared from:
Long-term capital gain	$—	$11,532

During the year ended December 31, 2005, paid-in capital was decreased by $74,532, accumulated net investment loss was decreased by $147,173, and undistributed net realized gain was decreased by $72,641 primarily due to differences between book and tax accounting for investment transactions. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$630,002
Unrealized appreciation	$3,427,787

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2005	2004
Sales	419,247	390,458
Issued to shareholders electing to receive payments of distributions in Fund shares	—	255
Redemptions	(267,867)	(191,665)
Exchange from Class B shares	4,632	1,454
Net increase	156,012	200,502
	Year Ended December 31,
Class B	2005	2004
Sales	148,572	151,343
Issued to shareholders electing to receive payments of distributions in Fund shares	—	157
Redemptions	(50,875)	(41,350)
Exchange to Class A shares	(4,590)	(1,428)
Net increase	93,107	108,722
	Year Ended December 31,
Class C	2005	2004
Sales	174,109	185,416
Issued to shareholders electing to receive payments of distributions in Fund shares	—	245
Redemptions	(85,132)	(58,297)
Net increase	88,977	127,364

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, BMR receives a monthly advisory fee in the amount of 1.00% annually of average daily net assets of the Fund up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended

15

Eaton Vance Small-Cap Value Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

December 31, 2005, the fee amounted to $170,705. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Fund to Fox Asset Management LLC (Fox), a majority-owned subsidiary of EVM. BMR pays Fox a portion of the advisory fee for sub-advisory services provided to the Fund. An administration fee is earned by EVM as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended December 31, 2005, the administration fee amounted to $25,606. For the fiscal year ending December 31, 2005, the administrator has agreed to reimburse the Fund's expenses to the extent that Total Annual Fund Expenses exceed 1.75% for Class A shares and 2.50% for Class B and Class C shares. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM was preliminarily allocated $97,897 of the Fund's operating expenses for the year ended December 31, 2005.

EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2005, EVM earned $2,875 in sub-transfer agent fees.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $6,786 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2005.

Except for Trustees of the Fund who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan), and Class C shares (Class C Plan), pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, of each respective Class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective Class. The Fund paid or accrued $32,105 and $38,027 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2005, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At December 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $83,000 and $258,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2005 amounted to $19,299, $10,702, and $12,676 for Class A, Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase,

16

Eaton Vance Small-Cap Value Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. The Fund was informed that EVD received $10,000 and $1,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended December 31, 2005.

7  Investment Transactions

Purchases and sales of investments by the Fund, other than short-term obligations, aggregated $9,167,766 and $4,332,175 respectively, for the year ended December 31, 2005.

8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$15,783,474
Gross unrealized appreciation	$3,719,578
Gross unrealized depreciation	(283,540)
Net unrealized appreciation	$3,436,038

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at December 31, 2005.

10 Line of Credit

The Fund participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees for the year ended December 31, 2005.

17

Eaton Vance Small-Cap Value Fund as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Small-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Value Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from the start of business June 28, 2002 to December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Value Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and for the period from the start of business June 28, 2002 to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2006

18

Eaton Vance Small-Cap Value Fund as of December 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2006 will show the tax status of all distributions paid to your account in the calendar year 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

19

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between the Eaton Vance Small-Cap Value Fund (the "Fund") and its investment adviser, Boston Management and Research, and the investment sub-advisory agreement between the Fund and the investment sub-adviser, Fox Asset Management LLC ("Fox"), each provide that the agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreement and the sub-advisory agreement, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory and the sub-advisory agreements. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of the Fund with those of comparable funds;

•  An independent report comparing the expense ratio of the Fund to those of comparable funds;

•  Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance and Fox on behalf of the funds they manage and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory and sub-advisory agreements and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

In evaluating the investment advisory agreement, the Special Committee also considered information relating to the education, experience and number of investment professionals and other investment advisory personnel whose responsibilities include supervising Fox's activities. The Special Committee evaluated the level of skill and expertise required to supervise Fox and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Fund.

When reviewing the Fund's sub-advisory agreement, the Trustees also reviewed information relating to the education, experience and number of investment professionals and other personnel at Fox who would provide services under the sub-advisory agreement. The Special Committee took into account the resources

20

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

available to Fox in fulfilling its duties under the sub-advisory agreement. The Special Committee noted Fox's experience in managing equity portfolios.

In its review of comparative information with respect to investment performance, the Special Committee noted that Fox has taken or will be taking actions to improve performance, such as making changes to its investment team. The Special Committee concluded that it is appropriate to allow reasonable time to evaluate the effectiveness of these actions. With respect to its review of investment advisory fees, the Special Committee concluded that the fee paid by the Fund is within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the size of the Fund, the expense ratio of the Fund is reasonable. The Special Committee also considered the extent to which Fox appears to be realizing benefits from economies of scale in managing the Fund, and concluded that the fee breakpoints which are in place for the Fund will allow for an equitable sharing of such benefits, when realized, with the shareholders of the Fund.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's and sub-advisor's profits in providing investment management services for the Fund and for all Eaton Vance funds as a group, as well as the investment adviser's or sub-adviser's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Fund may receive reimbursement payments in respect of third party research services obtained by the investment adviser or sub-adviser as a result of soft dollar credits generated through trading on behalf of the Fund. The Special Committee also considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund and noted that voluntary expense reimbursements for the Fund by the administrator. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser or sub-adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser or sub-adviser and its financial resources. The Trustees concluded that, in light of the services rendered, the profits realized by the investment adviser and sub-adviser are not unreasonable.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory and sub-advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory and sub-advisory agreements, including the fee structure, is in the interests of shareholders.

21

Eaton Vance Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust as that term is defined under the 1940 Act. The business address of each Trustee and officer is the Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Since 1989	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Chairman and Chief Executive Officer of EVC; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Adminstration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee since 1989 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

Norton H. Reamer 9/21/35	Trustee	Since 1989	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

22

Eaton Vance Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2002	Executive Vice President of EVM, BMR and EV; Chief Investment Officer of EVM and BMR and President and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

George C. Pierides 12/26/57	Vice President	Since 2004	Senior Managing Director of Fox. Officer of 12 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustee and officers of the Fund and the Portfolio and can be obtained without charge calling 1-800-225-6265.

23

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Investment Adviser of Eaton Vance Small-Cap Value Fund
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Sub-Adviser of Eaton Vance Small-Cap Value Fund
Fox Asset Management

44 Sicamore Avenue

Little Silver, NJ 07739

Administrator of Eaton Vance Small-Cap Value Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Small-Cap Value Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1303-2/06  SCVSRC

Annual Report December 31, 2005

EATON VANCE
SPECIAL
EQUITIES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at www.sec.gov.

Eaton Vance Special Equities Fund as of December 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Martha Locke

Portfolio Manager

The Fund

Performance for the Past Year

•                  The Fund’s Class A shares had a total return of 6.96% during the year ended December 31, 2005.(1) This return resulted from an increase in net asset value (NAV) per share to $11.49 on December 31, 2005 from $10.74 on December 31, 2004. The Class A NAVs have been restated to reflect the effects of a reverse stock split effective on November 11, 2005.

•                  The Fund’s Class B shares had a total return of 6.11% during the same period.(1) This return resulted from an increase in NAV per share to $11.46 on December 31, 2005 from $10.80 on December 31, 2004.

•                  The Fund’s Class C shares had a total return of 6.10% during the same period.(1) This return resulted from an increase in NAV per share to $11.46 on December 31, 2005 from $10.80 on December 31, 2004. The Class C NAVs have been restated to reflect the effects of a reverse stock split effective on November 11, 2005.

•                  For comparison, the Russell 2000 Growth Index – an unmanaged market index of small-cap growth stocks – had a total return of 4.15% during the same period, while the S&P SmallCap 600 Index – a broad-based, unmanaged market index of both growth and value small-capitalization stocks – had a total return of 7.68% during the year ended December 31, 2005.(2)

Management Discussion

•                  The Fund seeks growth of capital by investing primarily in emerging growth companies. During the year ended December 31, 2005, the Portfolio continued to focus on small companies that management believes have the potential for above-average earnings growth over the long-term.

•                  Over the past year, the U.S. economy remained strong, despite eight successive interest rate hikes by the Federal Reserve and surging energy prices since summer. Small-cap stocks in general outperformed large-cap stocks, and the value style of investing outperformed the growth style, due to the strong advances of the energy, basic materials and industrial sectors. The information technology sector, which accounts for a quarter of the benchmark Russell 2000 Growth Index,(2) lagged most other sectors and was the primary factor in growth stocks’ lagging value stocks in 2005.

•                  Energy-related stocks were the Portfolio’s leading contributors to performance, reflecting an overweighting in the sector and favorable stock selection, especially among oil and gas stocks. These companies benefited from the surge in energy prices in 2005, a trend supported by strong global demand and concerns over disruptions of supply following Hurricane Katrina.

•                  The Portfolio also achieved favorable returns in the health care and consumer discretionary sectors. Health care was an area where it paid to be especially selective. While generally underweighted in the health care segment, the Portfolio had success focusing on medical equipment and supply companies, drug companies and selected biotech companies. Within the consumer discretionary sector, the Portfolio had a weighting generally equal to that of the Index,(2) realizing strong performances from certain media and apparel stocks. Performance was also boosted by good stock selection in the telecom sector and by an underweighting in the financial sector, which was hurt by rising short-term interest rates.

•                  For much of the year, the Portfolio was underweighted in the information technology sector, a group that significantly lagged the overall market during the year. However, the underperformance of some of the Portfolio’s semiconductor, internet software and electronic equipment manufacturers was a drag on performance.

•                  Effective February 1, 2006, Nancy B. Tooke became vice president of Eaton Vance Management and portfolio manager of Eaton Vance Special Equities Portfolio. Prior to joining Eaton Vance in 2006, Ms. Tooke was senior managing director and portfolio manager at ForstmannLeff Associates, where she managed small- and mid-cap institutional assets.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment advisor disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.

(2)       It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

Eaton Vance Special Equities Fund as of December 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of both growth and value small-capitalization stocks, and the Russell 2000 Growth Index, an unmanaged market index of small-cap growth stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P SmallCap 600 Index, and the Russell 2000 Growth Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	6.96%	6.11%	6.10%
Five Years	-5.78	-6.49	-6.48
Ten Years	4.62	3.51	3.49
Life of Fund†	7.37	4.55	4.62

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	0.79%	1.11%	5.10%
Five Years	-6.89	-6.86	-6.48
Ten Years	4.00	3.51	3.49
Life of Fund†	7.20	4.55	4.62

†Inception dates: Class A: 4/22/68; Class B: 8/22/94; Class C: 11/17/94

(1)       Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were included, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Ten Largest Holdings(2)

By total investments

Central European Media Enterprises, Ltd.	2.3%
NII Holdings Inc.	2.2
MoneyGram International, Inc.	1.6
Southwestern Energy Co.	1.6
Novatel Wireless, Inc.	1.6
Peabody Energy Corp.	1.5
Bucyrus International, Inc. Class A	1.5
Student Loan Corp.	1.5
Greenhill & Co., Inc	1.4
Denbury Resources, Inc.	1.4

(2)          Ten Largest Holdings represented 16.6% of net assets as of December 31, 2005. Holdings are subject to change due to active management.

*                 Source: Thomson Financial. Class A of the Fund commenced investment operations on 4/22/68.

A $10,000 hypothetical investment at net asset value in the Fund’s Class B shares and Class C shares on 12/31/95 would have been valued at $14,118 and $14,092, respectively, on December 31, 2005. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Sector Weightings(3)

By total investments

3

Eaton Vance Special Equities Fund as of December 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 – December 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, these transactional costs were included, your costs would have been higher.

Eaton Vance Special Equities Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/05)	(12/31/05)	(7/1/05 – 12/31/05)
Actual
Class A	$1,000.00	$1,109.40	$9.30
Class B	$1,000.00	$1,105.10	$13.27
Class C	$1,000.00	$1,105.20	$13.32

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,016.40	$8.89
Class B	$1,000.00	$1,012.60	$12.68
Class C	$1,000.00	$1,012.60	$12.73

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.75% for Class A shares, 2.50% for Class B shares, and 2.51% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Special Equities Fund as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investment in Special Equities Portfolio, at value (identified cost, $36,240,062)	$43,701,977
Receivable for Fund shares sold	8,229
Total assets	$43,710,206
Liabilities
Payable for Fund shares redeemed	$178,709
Payable to affiliate for distribution and service fees	29,557
Payable to affiliate for Trustees' fees	283
Accrued expenses	59,940
Total liabilities	$268,489
Net Assets	$43,441,717
Sources of Net Assets
Paid-in capital	$64,834,815
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(28,855,013)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	7,461,915
Total	$43,441,717
Class A Shares
Net Assets	$38,627,132
Shares Outstanding	3,362,421
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.49
Maximum Offering Price Per Share (100 ÷ 94.25 of $11.49)	$12.19
Class B Shares
Net Assets	$2,623,885
Shares Outstanding	228,894
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.46
Class C Shares
Net Assets	$2,190,700
Shares Outstanding	191,118
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.46
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $2,372)	$167,785
Interest allocated from Portfolio	61,399
Expenses allocated from Portfolio	(387,390)
Net investment loss from Portfolio	$(158,206)
Expenses
Trustees' fees and expenses	$111
Distribution and service fees Class A	97,418
Class B	29,027
Class C	23,427
Transfer and dividend disbursing agent fees	106,016
Registration fees	100,185
Legal and accounting services	34,023
Printing and postage	20,921
Custodian fee	12,433
Miscellaneous	4,420
Total expenses	$427,981
Net investment loss	$(586,187)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$5,260,798
Foreign currency transactions	(983)
Net realized gain	$5,259,815
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(2,060,184)
Foreign currency	(8)
Net change in unrealized appreciation (depreciation)	$(2,060,192)
Net realized and unrealized gain	$3,199,623
Net increase in net assets from operations	$2,613,436

See notes to financial statements

5

Eaton Vance Special Equities Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment loss	$(586,187)	$(729,250)
Net realized gain from investments and foreign currency transactions	5,259,815	1,784,708
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(2,060,192)	328,477
Net increase in net assets from operations	$2,613,436	$1,383,935
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$1,053,042	$1,440,487
Class B	121,657	385,120
Class C	345,605	370,266
Cost of shares redeemed Class A	(7,729,368)	(7,313,045)
Class B	(916,339)	(1,227,388)
Class C	(1,017,440)	(1,777,005)
Net asset value of shares exchanged Class A	148,953	1,035,823
Class B	(148,953)	(1,035,823)
Net decrease in net assets from Fund share transactions	$(8,142,843)	$(8,121,565)
Net decrease in net assets	$(5,529,407)	$(6,737,630)
Net Assets
At beginning of year	$48,971,124	$55,708,754
At end of year	$43,441,717	$48,971,124

See notes to financial statements

6

Eaton Vance Special Equities Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2005(1)	2004(1)(2)	2003(1)(2)	2002(1)(2)	2001(1)(2)
Net asset value — Beginning of year	$10.740	$10.360	$7.910	$11.790	$15.520
Income (loss) from operations
Net investment loss	$(0.132)	$(0.136)	$(0.127)	$(0.118)	$(0.131)
Net realized and unrealized gain (loss)	0.882	0.516	2.577	(3.762)	(3.560)
Total income (loss) from operations	$0.750	$0.380	$2.450	$(3.880)	$(3.691)
Less distributions
From net realized gain	$—	$—	$—	$—	$(0.039)
Total distributions	$—	$—	$—	$—	$(0.039)
Net asset value — End of year	$11.490	$10.740	$10.360	$7.910	$11.790
Total Return(3)	6.96%	3.72%	30.95%	(32.88)%	(23.83)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$38,627	$42,778	$46,244	$41,575	$68,770
Ratios (As a percentage of average daily net assets):
Net expenses(4)	1.76%	1.63%	1.64%	1.51%	1.29%
Net expenses after custodian fee reduction(4)	1.76%	1.63%	1.64%	1.51%	1.29%
Net investment loss	(1.24)%	(1.36)%	(1.42)%	(1.26)%	(1.07)%
Portfolio Turnover of the Portfolio	207%	264%	292%	188%	92%
† The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(4)		1.64%
Expenses after custodian fee reduction(4)		1.64%
Net investment loss		(1.37)%
Net investment loss per share		$(0.060)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 0.4412297-for-1 reverse stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the period.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

7

Eaton Vance Special Equities Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value — Beginning of year	$10.800	$10.500	$8.080	$12.120	$16.050
Income (loss) from operations
Net investment loss	$(0.212)	$(0.214)	$(0.195)	$(0.191)	$(0.230)
Net realized and unrealized gain (loss)	0.872	0.514	2.615	(3.849)	(3.683)
Total income (loss) from operations	$0.660	$0.300	$2.420	$(4.040)	$(3.913)
Less distributions
From net realized gain	$—	$—	$—	$—	$(0.017)
Total distributions	$—	$—	$—	$—	$(0.017)
Net asset value — End of year	$11.460	$10.800	$10.500	$8.080	$12.120
Total Return(2)	6.11%	2.86%	29.95%	(33.33)%	(24.38)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$2,624	$3,436	$5,297	$5,066	$8,046
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.51%	2.38%	2.39%	2.26%	2.04%
Net expenses after custodian fee reduction(3)	2.51%	2.38%	2.39%	2.26%	2.04%
Net investment loss	(1.99)%	(2.12)%	(2.17)%	(2.01)%	(1.82)%
Portfolio Turnover of the Portfolio	207%	264%	292%	188%	92%
† The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(3)		2.39%
Expenses after custodian fee reduction(3)		2.39%
Net investment loss		(2.13)%
Net investment loss per share		$(0.214)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the period.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

8

Eaton Vance Special Equities Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2005(1)	2004(1)(2)	2003(1)(2)	2002(1)(2)	2001(1)(2)
Net asset value — Beginning of year	$10.800	$10.500	$8.070	$12.110	$16.050
Income (loss) from operations
Net investment loss	$(0.212)	$(0.214)	$(0.197)	$(0.190)	$(0.228)
Net realized and unrealized gain (loss)	0.872	0.514	2.627	(3.850)	(3.688)
Total income (loss) from operations	$0.660	$0.300	$2.430	$(4.040)	$(3.916)
Less distributions
From net realized gain	$—	$—	$—	$—	$(0.024)
Total distributions	$—	$—	$—	$—	$(0.024)
Net asset value — End of year	$11.460	$10.800	$10.500	$8.070	$12.110
Total Return(3)	6.10%	2.88%	30.12%	(33.37)%	(24.40)%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$2,191	$2,757	$4,168	$3,824	$5,338
Ratios (As a percentage of average daily net assets):
Net expenses(4)	2.51%	2.38%	2.39%	2.26%	2.04%
Net expenses after custodian fee reduction(4)	2.51%	2.38%	2.39%	2.26%	2.04%
Net investment loss	(1.99)%	(2.12)%	(2.18)%	(2.01)%	(1.83)%
Portfolio Turnover of the Portfolio	207%	264%	292%	188%	92%
† The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(4)		2.39%
Expenses after custodian fee reduction(4)		2.39%
Net investment loss		(2.13)%
Net investment loss per share		$(0.149)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 0.6952984-for-1 reverse stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had had certain expenses not been reduced during the period.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

9

Eaton Vance Special Equities Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Special Equities Fund (the Fund), is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Special Equities Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income — The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $28,834,965 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire on December 31, 2009 ($8,609,856) and December 31, 2010 ($20,225,109).

D  Other — Investment transactions are accounted for on a trade-date basis.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Expenses Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

For the year ended December 31, 2005, there were no credit balances used to reduce the Fund's custodian fees.

10

Eaton Vance Special Equities Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2  Distributions to Shareholders

The Fund's policy is to distribute annually (normally in December) all or substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct and allocated expenses) and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) so allocated. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended December 31, 2005, accumulated net investment loss was decreased by $586,187 accumulated undistributed net realized loss was decreased by $983 and paid-in capital was decreased by $587,170 primarily due to differences between book and tax accounting for net operating losses and foreign currency gains and losses. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized appreciation	$7,441,867
Capital loss carryforwards	$(28,834,965)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2005	2004(1)
Sales	100,623	142,917
Redemptions	(733,091)	(728,987)
Exchange from Class B shares	13,752	103,548
Net decrease	(618,716)	(482,522)
	Year Ended December 31,
Class B	2005	2004
Sales	10,957	38,002
Redemptions	(86,345)	(122,296)
Exchange to Class A shares	(13,745)	(102,394)
Net decrease	(89,133)	(186,688)
	Year Ended December 31,
Class C	2005	2004(2)
Sales	32,477	36,555
Redemptions	(96,615)	(178,517)
Net decrease	(64,138)	(141,962)

(1)  Transactions have been restated to reflect the effects of a 0.4412297-for-1 reverse stock split effective November 11, 2005.

(2)  Transactions have been restated to reflect the effects of a 0.6952984-for-1 reverse stock split effective November 11, 2005.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but does not currently receive a fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer

11

Eaton Vance Special Equities Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2005, EVM earned $8,050 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $433 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2005.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $21,770 and $17,570 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2005, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At December 31, 2005, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $269,000 and $1,205,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% (annualized) of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2005 amounted to $97,418, $7,257 and $5,857 for Class A, Class B, and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C shares are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Distribution Plans (see Note 5). CDSC accessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective class will be retained by the Fund. The fund was informed that EVD received approximately $0, $7,000 and $500 of CDSC paid by shareholders for Class A shares, Class B shares and Class C shares, respectively, for the year ended December 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $1,671,522 and $10,089,907, respectively, for the year ended December 31, 2005.

8  Reverse Stock Split

On October 17, 2005, the Trustees of the Fund approved a 0.4412297-for-1 reverse stock split for Class A shares, and 0.6952984-for-1 reverse stock split for Class C shares, effective November 11, 2005. The reverse stock split had no impact on the overall value of a shareholder's investment in the Fund.

12

Eaton Vance Special Equities Fund as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Special Equities Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Special Equities Fund, a series of Eaton Vance Special Investment Trust (the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2006

13

Special Equities Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.4%
Security	Shares	Value
Aerospace & Defense — 2.6%
Aviall, Inc.(1)	18,295	$526,896
DRS Technologies, Inc.	8,500	437,070
Teledyne Technologies, Inc.(1)	5,800	168,780
		$1,132,746
Air Freight & Logistics — 2.0%
Hub Group, Inc., Class A(1)	11,560	$408,646
UTI Worldwide, Inc.	4,970	461,415
		$870,061
Beverages — 0.7%
Cott Corp.(1)	7,400	$108,780
Hansen Natural Corp.(1)	2,532	199,547
		$308,327
Biotechnology — 0.7%
United Therapeutics Corp.(1)	4,700	$324,864
		$324,864
Building Products — 1.0%
Simpson Manufacturing Co., Inc.	11,813	$429,403
		$429,403
Capital Markets — 2.2%
Affiliated Managers Group, Inc.(1)	4,100	$329,025
Greenhill & Co., Inc.	11,100	623,376
		$952,401
Commercial Banks — 0.6%
Western Alliance Bancorp(1)	8,200	$244,934
		$244,934
Commercial Services & Supplies — 1.2%
Resources Connection, Inc.(1)	19,500	$508,170
		$508,170
Communications Equipment — 0.5%
NICE Systems, Ltd.(1)	4,700	$226,352
		$226,352

Security	Shares	Value
Computers & Peripherals — 3.1%
Novatel Wireless, Inc.(1)	57,300	$693,903
Palm One, Inc.(1)	10,542	335,236
Synaptics, Inc.(1)	12,930	319,630
		$1,348,769
Construction Materials — 1.1%
Florida Rock Industries, Inc.	9,848	$483,143
		$483,143
Consumer Finance — 1.5%
Student Loan Corp.	3,050	$638,152
		$638,152
Diversified Consumer Services — 3.0%
Bright Horizons Family Solutions, Inc.(1)	7,300	$270,465
DeVry, Inc.(1)	23,900	478,000
Education Management Corp.(1)	9,070	303,936
Regis Corp.	6,900	266,133
		$1,318,534
Electric Utilities — 0.6%
Westar Energy, Inc.	12,700	$273,050
		$273,050
Electrical Equipment — 2.0%
AMETEK, Inc.	9,400	$399,876
Roper Industries, Inc.	12,400	489,924
		$889,800
Electronic Equipment & Instruments — 0.7%
Photon Dynamics, Inc.(1)	17,700	$323,556
		$323,556
Energy Equipment & Services — 1.1%
Todco, Class A	12,340	$469,660
		$469,660
Food & Staples Retailing — 0.8%
Wild Oats Markets, Inc.(1)	27,561	$332,937
		$332,937

See notes to financial statements

14

Special Equities Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Equipment & Supplies — 7.0%
Aspect Medical Systems, Inc.(1)	14,600	$501,510
DJ Orthopedics, Inc.(1)	12,600	347,508
Hologic, Inc.(1)	5,600	212,352
IDEXX Laboratories, Inc.(1)	4,800	345,504
Intuitive Surgical, Inc.(1)	4,800	562,896
ResMed, Inc.(1)	5,025	192,508
Respironics, Inc.(1)	14,500	537,515
Ventana Medical Systems, Inc.(1)	8,100	343,035
		$3,042,828
Health Care Providers & Services — 7.4%
Chemed Corp.	10,500	$521,640
Community Health Systems, Inc.(1)	10,400	398,736
eResearch Technology, Inc.(1)	22,400	338,240
Health Net, Inc.(1)	6,500	335,075
LifePoint Hospitals, Inc.(1)	4,900	183,750
Pediatrix Medical Group, Inc.(1)	3,500	309,995
Psychiatric Solutions, Inc.(1)	4,900	287,826
United Surgical Partners International, Inc.(1)	13,400	430,810
VCA Antech, Inc.(1)	14,600	411,720
		$3,217,792
Hotels, Restaurants & Leisure — 6.4%
Aztar Corp.(1)	12,000	$364,680
Cheesecake Factory, Inc.(1)	5,500	205,645
Choice Hotels International, Inc.	11,800	492,768
CKE Restaurants, Inc.	16,700	225,617
Gaylord Entertainment Co.(1)	9,100	396,669
Penn National Gaming, Inc.(1)	5,594	184,322
Sonic Corp.(1)	7,600	224,200
Starwood Hotels & Resorts Worldwide, Inc.	7,400	472,564
Station Casinos, Inc.	3,250	220,350
		$2,786,815
Household Durables — 0.6%
Central Garden & Pet Co.(1)	5,960	$273,802
		$273,802
Insurance — 1.4%
Philadelphia Consolidated Holding Corp.(1)	3,300	$319,077
PXRE Group, Ltd.	24,118	312,569
		$631,646

Security	Shares	Value
Internet Software & Services — 0.5%
SINA Corp.(1)	8,715	$210,554
		$210,554
IT Services — 4.6%
Cognizant Technology Solutions Corp.(1)	9,500	$478,325
Euronet Worldwide, Inc.(1)	16,800	467,040
MoneyGram International, Inc.	27,100	706,768
SRA International, Inc., Class A(1)	12,400	378,696
		$2,030,829
Machinery — 4.0%
Actuant Corp., Class A	10,100	$563,580
Bucyrus International, Inc., Class A	12,400	653,480
Joy Global, Inc.	12,975	519,000
		$1,736,060
Media — 2.3%
Central European Media Enterprises, Ltd.(1)	17,400	$1,007,460
		$1,007,460
Multi-Utilities — 0.9%
CMS Energy Corp.(1)	27,000	$391,770
		$391,770
Oil, Gas & Consumable Fuels — 9.2%
Alon USA Energy, Inc.(1)	26,248	$515,773
Denbury Resources, Inc.(1)	26,850	611,643
Goodrich Petroleum Corp.(1)	21,843	549,351
Parallel Petroleum Corp.(1)	30,100	512,001
Peabody Energy Corp.	8,100	667,602
Quicksilver Resources, Inc.(1)	11,340	476,393
Southwestern Energy Co.(1)	19,400	697,236
		$4,029,999
Personal Products — 1.0%
Chattem, Inc.(1)	12,516	$455,457
		$455,457
Pharmaceuticals — 4.7%
Cypress Bioscience, Inc.(1)	51,800	$299,404
Hi-Tech Pharmacal Co., Inc.(1)	7,800	345,462

See notes to financial statements

15

Special Equities Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Pharmaceuticals (continued)
MGI Pharma, Inc.(1)	16,892	$289,867
Par Pharmaceutical Cos., Inc.(1)	14,775	463,049
Penwest Pharmaceuticals Co.(1)	12,100	236,191
Shire Pharmaceuticals Group PLC ADR	11,400	442,206
		$2,076,179
Real Estate — 2.5%
SL Green Realty Corp.	3,900	$297,921
Strategic Hotel Capital, Inc.	19,100	393,078
Taubman Centers, Inc.	11,400	396,150
		$1,087,149
Semiconductors & Semiconductor Equipment — 6.3%
Advanced Analogic Technologies, Inc.(1)	35,178	$487,215
Advanced Energy Industries, Inc.(1)	43,121	510,121
Atheros Communications, Inc.(1)	42,900	557,700
Silicon Image, Inc.(1)	33,300	301,365
Teradyne, Inc.(1)	28,300	412,331
Veeco Instruments, Inc.(1)	26,800	464,444
		$2,733,176
Software — 4.0%
Blackbaud, Inc.	12,118	$206,975
i2 Technologies, Inc.(1)	34,600	488,206
Intellisync Corp.(1)	86,800	447,888
MICROS Systems, Inc.(1)	8,800	425,216
NAVTEQ Corp.(1)	3,900	171,093
		$1,739,378
Specialty Retail — 3.0%
Hibbet Sporting Goods, Inc.(1)	16,500	$469,920
O'Reilly Automotive, Inc.(1)	12,800	409,728
Sherwin-Williams Co.	9,812	445,661
		$1,325,309
Textiles, Apparel & Luxury Goods — 1.7%
Gildan Activewear, Inc.(1)	11,248	$481,977
Warnaco Group, Inc.(1)	9,600	256,512
		$738,489

Security	Shares	Value
Thrifts & Mortgage Finance — 1.8%
PFF Bancorp, Inc.	6,700	$204,484
R&G Financial Corp.	25,800	340,560
WSFS Financial Corp.	3,900	238,875
		$783,919
Wireless Telecommunication Services — 2.7%
NII Holdings, Inc., Class B(1)	22,400	$978,432
OAO Vimpel-Communications ADR(1)	4,900	216,727
		$1,195,159
Total Common Stocks (identified cost $35,106,716)		$42,568,629
Commercial Paper — 0.4%
Security	Principal Amount (000's omitted)	Value
General Electric Capital Corp., 4.20%, 1/3/06	$158	$157,963
Total Commercial Paper (at amortized cost, $157,963)		$157,963
Short-Term Investments — 2.0%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 4.23%, 1/3/06	$879	$879,000
Total Short-Term Investments (at amortized cost, $879,000)		$879,000
Total Investments — 99.8% (identified cost $36,143,679)		$43,605,592
Other Assets, Less Liabilities — 0.2%		$96,408
Net Assets — 100.0%		$43,702,000

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

16

Special Equities Portfolio as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investments, at value (identified cost, $36,143,679)	$43,605,592
Cash	623
Receivable for investments sold	124,280
Interest and dividends receivable	24,189
Total assets	$43,754,684
Liabilities
Payable to affiliate for investment adviser fee	$23,140
Payable to affiliate for Trustees' fees	41
Accrued expenses	29,503
Total liabilities	$52,684
Net Assets applicable to investors' interest in Portfolio	$43,702,000
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$36,240,087
Net unrealized appreciation (computed on the basis of identified cost)	7,461,913
Total	$43,702,000

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Dividends (net of foreign taxes, $2,372)	$167,785
Interest	61,399
Total investment income	$229,184
Expenses
Investment adviser fee	$276,958
Trustees' fees and expenses	225
Custodian fee	65,893
Legal and accounting services	39,999
Miscellaneous	4,325
Total expenses	$387,400
Deduct — Reduction of custodian fee	$10
Total expense reductions	$10
Net expenses	$387,390
Net investment loss	$(158,206)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$5,260,801
Foreign currency transactions	(983)
Net realized gain	$5,259,818
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(2,060,185)
Foreign currency	(8)
Net change in unrealized appreciation (depreciation)	$(2,060,193)
Net realized and unrealized gain	$3,199,625
Net increase in net assets from operations	$3,041,419

See notes to financial statements

17

Special Equities Portfolio as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment loss	$(158,206)	$(301,458)
Net realized gain from investments and foreign currency transactions	5,259,818	1,784,708
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(2,060,193)	328,477
Net increase in net assets from operations	$3,041,419	$1,811,727
Capital transactions — Contributions	$1,671,522	$2,218,090
Withdrawals	(10,089,907)	(10,768,954)
Net decrease in net assets from capital transactions	$(8,418,385)	$(8,550,864)
Net decrease in net assets	$(5,376,966)	$(6,739,137)
Net Assets
At beginning of year	$49,078,966	$55,818,103
At end of year	$43,702,000	$49,078,966

See notes to financial statements

18

Special Equities Portfolio as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2005	2004	2003	2002	2001
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.88%	0.87%	0.89%	0.82%	0.75%
Net expenses after custodian fee reduction	0.88%	0.87%	0.89%	0.82%	0.75%
Net investment loss	(0.36)%	(0.61)%	(0.68)%	(0.57)%	(0.53)%
Portfolio Turnover	207%	264%	292%	188%	92%
Total Return	7.91%	4.49%	31.90%	(32.40)%	(23.40)%
Net assets, end of year (000's omitted)	$43,702	$49,079	$55,818	$50,758	$82,862
† The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses		0.88%
Expenses after custodian fee reduction		0.88%
Net investment loss		(0.62)%

See notes to financial statements

19

Special Equities Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Special Equities Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the state of New York on May 1, 1992. The Portfolio seeks to provide growth of capital by investing primarily in common stocks of emerging growth companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2005, Eaton Vance Special Equities Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Income Taxes — The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

E  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

20

Special Equities Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

F  Foreign Currency Translation — Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 0.625% annually of the Portfolio's average daily net assets. For the year ended December 31, 2005, the fee amounted to $276,958. Effective May 1, 2004, BMR has agreed to voluntarily reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended December 31, 2005, BMR did not waive any of its advisory fee. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organization. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2005, no significant amounts have been deferred.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $88,271,381 and $96,753,341, respectively, for the year ended December 31, 2005.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$36,163,691
Gross unrealized appreciation	$7,928,557
Gross unrealized depreciation	(486,656)
Net unrealized appreciation	$7,441,901

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2005.

21

Special Equities Portfolio as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Special Equities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Special Equities Portfolio (the "Portfolio") at December 31, 2005, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2006

22

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Special Equities Portfolio (the "Portfolio") and its investment adviser, Boston Management and Research, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreements agreement, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of the Portfolio with those of comparable funds;

•  An independent report comparing the expense ratio of the Eaton Vance Special Equities Fund (the "Fund") to those of comparable funds;

•  Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

In evaluating the investment advisory agreement, the Special Committee also considered information relating to the education, experience and number of investment professionals and other investment advisory personnel whose responsibilities include portfolio management. The Special Committee evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to investment performance, the Special Committee noted that the investment adviser has taken action to improve performance, such as the hiring of a new portfolio manager in June 2003. The Special Committee concluded that it is appropriate to allow reasonable time to evaluate the effectiveness of this action. With respect to its review of investment advisory fees, the

23

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Special Committee concluded that the fee paid by the Portfolio is within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds. The Special Committee also considered the extent to which the investment adviser and its affiliates appear to be realizing benefits from economies of scale in managing the Portfolio. The Special Committee concluded that, in light of the size of the Portfolio and the level of profitability to the adviser, the adviser and its affiliates are not realizing material economies of scale.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio and for all Eaton Vance funds as a group, as well as the investment adviser's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolio may receive reimbursement payments in respect of third party research services obtained by the investment adviser as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Portfolio. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that, in light of the services rendered, the profits realized by the investment adviser are not unreasonable.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

24

Eaton Vance Special Equities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Special Equities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is the Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1992	Chairman, President and Chief Executive Officer of BMR, EVM and EV; Director of EV; Chairman and Chief Executive Officer of EVC; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	161	Director of EVC

Noninterested Trustee

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1993 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

25

Eaton Vance Special Equities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003)). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	Executive Vice President of EVM, BMR and EV; Chief Investment Officer of EVM and BMR and President and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

George C. Pierides 12/26/57	Vice President of the Trust	Since 2004	Senior Managing Director of Fox. Officer of 12 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	President of the Portfolio	Since 2002	Senior Vice President and Chief Equity Investment Officer of EVM and BMR and Executive Vice President of EVC. Officer of 51 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2002(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Kevin M. Connerty 4/20/64	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Director and Vice President of PFPC Inc. (1999-2005). Officer of 91 registered investment companies managed by EVM or BMR.

26

Eaton Vance Special Equities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

27

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Investment Adviser of Special Equities Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Special Equities Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

Eaton Vance Special Equities Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

172-2/06  SESRC

Annual Report December 31, 2005

EATON VANCE
UTILITIES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

• Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

• None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

• Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

• We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Utilities Fund as of December 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Judith A. Saryan

Portfolio Manager

The Fund

Performance for the Past Year

•                  For the year ended December 31, 2005, the Fund’s Class A shares had a total return of 20.24%. This return was the result of an increase in net asset value (NAV) per share to $11.48 on December 31, 2005, from $9.79 on December 31, 2004, and the reinvestment of $0.270 per share in dividends.(1)

•                  The Fund’s Class B shares had a total return of 19.40% for the same period, the result of an increase in NAV per share to $11.49 on December 31, 2005, from $9.75 on December 31, 2004, and the reinvestment of $0.142 per share in dividends.(1) The Class B NAVs and dividends per share have been restated to reflect the effects of a stock split effective on November 11, 2005.

•                  The Fund’s Class C shares had a total return of 19.48% for the same period, the result of an increase in NAV pershare to $11.50 on December 31, 2005, from $9.74 on December 31, 2004, and the reinvestment of $0.125 per share in dividends.(1) The Class C NAVs and dividends pershare have been restated to reflect the effects of a stock split effective on November 11, 2005.

•                  The Fund’s Class I shares had a total return of 10.31% from inception on June 20, 2005 through December 31, 2005, the result of an increase in NAV per share to $11.48 on December 31, 2005, from $10.57 on June 20, 2005, and the reinvestment of $0.176 per share in dividends.(1)

•                  For comparison, for the year ended December 31, 2005, the S&P of utility stocks — had a total return of 16.84%. The average return for the Fund’s Lipper Classification, Lipper Utilities Funds, was 13.37%.(2)

Management Discussion

•                  Utility stocks had another strong year, significantly outperforming major market indices during 2005. While utilities were expected to underperform in 2005 due to increasing interest rates and a growing economy, inflation concerns and mixed economic data kept investors jittery, as they continued to favor defensive, higher-yielding stocks such as utilities.

•                  Eaton Vance Utilities Fund continued to outpace its benchmark and the average return of its peers during 2005, posting strong double-digit growth for the third consecutive year. The Fund’s above-benchmark returns for the year were boosted by the Portfolio’s overall positive stock selection, as well as broad diversification across the utilities, telecommunication, and energy sectors.

•                  Energy stocks continued to advance, driven by historically high crude oil and natural gas prices. The Fund benefited from overweighting the energy sector and from management’s stock selection decisions.

•                  While investors were attracted to the defensive, higher yielding characteristics of utility stocks, the Fund also benefited from investing in integrated utilities with low-cost generation that profit from rising commodity prices. Though telecommunication stocks continued to be pressured by the competitive and technological backdrop, causing the sector to underperform the broader markets, the Portfolio’s selectiveness within the sector was advantageous.

•                  Since the dollar rallied for much of the period, compared to several major foreign currencies (especially in Europe), the performance of the Portfolio’s foreign securities — while generally strong — was dampened by this strengthening.

•                  During the year ended December 31, 2005, we remained positive about the utilities sector, despite higher valuations after three strong years of performance. Fundamentals for the group remained strong. Long-term interest rates were still low, despite numerous increases in the federal funds rate. Commodity prices remained high, benefiting utility companies having coal-fired and nuclear generation capacity. A long-awaited energy bill was passed, providing numerous tax incentives for investments in the sector. Finally, several major utility mergers and asset acquisitions were announced during the year.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1)  These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. Class I shares generally have no sales charge.

(2)  It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

Eaton Vance Utilities Fund as of December 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P Utilities Index, an unmanaged market index of utilities stocks, and the S&P 500 Index, an unmanaged index commonly used to measure the performance of U.S. stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P Utilities Index, and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C	Class I

Average Annual Total Returns (at net asset value)
One Year	20.24%	19.40%	19.48%	N/A
Five Years	6.09	5.29	5.29	N/A
Ten Years	11.97	11.10	10.91	N/A
Life of Fund†	13.13	9.92	9.73	10.31	††
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	13.29%	14.40%	18.48%	N/A
Five Years	4.84	4.97	5.29	N/A
Ten Years	11.31	11.10	10.91	N/A
Life of Fund†	12.85	9.92	9.73	10.31	††

†Inception Dates – Class A: 12/18/81; Class B and Class C: 11/1/93; Class I: 6/20/05

††Since 6/20/05, not annualized

(1)          Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC. Class I shares generally have no sales charge.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Top Ten Holdings(3)

By net assets

TXU Corp	3.37%
Edison International	2.92
Exelon Corp	2.74
William Companies	2.46
Southwestern Energy	2.43
PG&E Corp	2.39
AT&T Inc	2.33
TELUS Corp	2.25
TDC A/S	2.24
FirstEnergy Corp	2.19

(3)          Top Ten Holdings represented 25.32% of Portfolio net assets as of 12/31/05. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

(2)          Source: Thomson Financial. Class A of the Fund commenced investment operations on 12/18/81.

A $10,000 hypothetical investment at net asset value in the Fund’s Class B and Class C shares (on 12/31/95) and Class I shares (on 6/20/05) would have been valued at $28,663, $28,169, and $11,031, respectively, on 12/31/05. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Common Stock Investments by Sector(4)

By net assets

(4)          Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

3

Eaton Vance Utilities Fund as of December 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 — December 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Utilities Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/05)	(12/31/05)	(7/1/05 – 12/31/05)

Actual
Class A	$1,000.00	$1,087.30	$5.58
Class B	$1,000.00	$1,083.50	$9.51
Class C	$1,000.00	$1,084.00	$9.51
Class I	$1,000.00	$1,088.70	$4.37
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.40
Class B	$1,000.00	$1,016.10	$9.20
Class C	$1,000.00	$1,016.10	$9.20
Class I	$1,000.00	$1,021.00	$4.23

*                 Expenses are equal to the Fund’s annualized expense ratio of 1.06% for Class A shares, 1.81% for Class B shares, 1.81% for Class C shares, and 0.83% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Utilities Fund as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investment in Utilities Portfolio, at value (identified cost, $657,688,876)	$894,532,089
Receivable for Fund shares sold	2,414,881
Prepaid expenses	6,998
Total assets	$896,953,968
Liabilities
Payable for Fund shares redeemed	$1,765,058
Payable to affiliate for distribution and service fees	643,310
Payable to affiliate for Trustees' fees	991
Accrued expenses	171,721
Total liabilities	$2,581,080
Net Assets	$894,372,888
Sources of Net Assets
Paid-in capital	$639,724,103
Accumulated net realized gain from Portfolio (computed on the basis of identified cost)	16,389,222
Undistributed net investment income	1,416,350
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	236,843,213
Total	$894,372,888
Class A Shares
Net Assets	$664,966,466
Shares Outstanding	57,911,267
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.48
Maximum Offering Price Per Share (100 ÷ 94.25 of $11.48)	$12.18
Class B Shares
Net Assets	$102,514,925
Shares Outstanding	8,919,644
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.49
Class C Shares
Net Assets	$122,098,979
Shares Outstanding	10,621,268
Net Asset Value, Offering Price and Redemption Price Per Share (Note 6) (net assets ÷ shares of beneficial interest outstanding)	$11.50
Class I Shares
Net Assets	$4,792,518
Shares Outstanding	417,336
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.48
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $1,309,426)	$25,843,567
Interest allocated from Portfolio	316,690
Expenses allocated from Portfolio	(5,350,476)
Net investment income from Portfolio	$20,809,781
Expenses
Trustees' fees and expenses	$3,501
Distribution and service fees Class A	1,440,392
Class B	892,093
Class C	975,027
Transfer and dividend disbursing agent fees	674,960
Printing and postage	103,128
Registration fees	100,559
Legal and accounting services	54,788
Custodian fee	35,268
Miscellaneous	15,265
Total expenses	$4,294,981
Net investment income	$16,514,800
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$39,360,304
Foreign currency transactions	(159,413)
Net realized gain	$39,200,891
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$81,955,668
Foreign currency	(64,893)
Net change in unrealized appreciation (depreciation)	$81,890,775
Net realized and unrealized gain	$121,091,666
Net increase in net assets from operations	$137,606,466

See notes to financial statements

5

Eaton Vance Utilities Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment income	$16,514,800	$13,630,381
Net realized gain from investment and foreign currency transactions	39,200,891	30,445,303
Net change in unrealized appreciation (depreciation) from investments and foreign currency	81,890,775	76,946,656
Net increase in net assets from operations	$137,606,466	$121,022,340
Distributions to shareholders — From net investment income Class A	$(14,610,423)	$(11,208,645)
Class B	(1,205,670)	(1,166,702)
Class C	(1,184,353)	(848,866)
Class I	(61,315)	—
Total distributions to shareholders	$(17,061,761)	$(13,224,213)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$173,999,699	$77,123,087
Class B	34,484,459	21,845,949
Class C	61,859,954	34,137,706
Class I	4,584,156	—
Net asset value of shares issued to shareholders in payment of distributions declared Class A	10,262,514	7,565,186
Class B	752,240	746,831
Class C	571,671	466,803
Class I	61,315	—
Cost of shares redeemed Class A	(100,140,078)	(62,097,179)
Class B	(17,590,873)	(11,550,301)
Class C	(20,875,653)	(8,248,153)
Class I	(133,808)	—
Net asset value of shares exchanged Class A	2,003,789	22,478,034
Class B	(2,003,789)	(22,478,034)
Net increase in net assets from Fund share transactions	$147,835,596	$59,989,929
Net increase in net assets	$268,380,301	$167,788,056
Net Assets
At beginning of year	$625,992,587	$458,204,531
At end of year	$894,372,888	$625,992,587
Undistributed net investment income included in net assets
At end of year	$1,416,350	$861,557

See notes to financial statements

6

Eaton Vance Utilities Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2005(1)		2004(1)		2003(1)	2002(1)	2001(1)
Net asset value — Beginning of year	$9.790		$8.040		$6.580	$7.740	$10.060
Income (loss) from operations
Net investment income	$0.252		$0.238		$0.196	$0.207	$0.141
Net realized and unrealized gain (loss)	1.708		1.743		1.474	(1.174)	(1.997)
Total income (loss) from operations	$1.960		$1.981		$1.670	$(0.967)	$(1.856)
Less distributions
From net investment income	$(0.270)		$(0.231)		$(0.210)	$(0.193)	$(0.155)
From net realized gain	—		—		—	—	(0.309)
Total distributions	$(0.270)		$(0.231)		$(0.210)	$(0.193)	$(0.464)
Net asset value — End of year	$11.480		$9.790		$8.040	$6.580	$7.740
Total Return(2)	20.24%		25.11%		25.92%	(12.50)%	(18.93)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$664,966		$488,659		$358,460	$295,493	$360,738
Ratios (As a percentage of average daily net assets):
Expenses(3)	1.08	%†	1.10	%†	1.15%	1.14%	1.10%
Expenses after custodian fee reduction(3)	1.08	%†	1.10	%†	1.15%	1.14%	1.10%
Interest expense(3)	—	(4)	—	(4)	— (4)	— (4)	0.01%
Net investment income	2.35	%†	2.79	%†	2.81%	2.99%	1.62%
Portfolio Turnover of the Portfolio	54%		59%		106%	146%	169%

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Represents less than 0.01%.

See notes to financial statements

7

Eaton Vance Utilities Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2005(1)(2)		2004(1)(2)		2003(1)(2)	2002(1)(2)	2001(1)(2)
Net asset value — Beginning of year	$9.750		$8.010		$6.560	$7.730	$9.970
Income (loss) from operations
Net investment income	$0.171		$0.166		$0.142	$0.155	$0.075
Net realized and unrealized gain (loss)	1.711		1.736		1.472	(1.178)	(1.980)
Total income (loss) from operations	$1.882		$1.902		$1.614	$(1.023)	$(1.905)
Less distributions
From net investment income	$(0.142)		$(0.162)		$(0.164)	$(0.147)	$(0.082)
From net realized gain	—		—		—	—	(0.253)
Total distributions	$(0.142)		$(0.162)		$(0.164)	$(0.147)	$(0.335)
Net asset value — End of year	$11.490		$9.750		$8.010	$6.560	$7.730
Total Return(3)	19.40%		24.15%		25.03%	(13.24)%	(19.51)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$102,515		$72,435		$71,199	$43,244	$54,199
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.83	%†	1.85	%†	1.90%	1.89%	1.85%
Expenses after custodian fee reduction(4)	1.83	%†	1.85	%†	1.90%	1.89%	1.85%
Interest expense(4)	—	(5)	—	(5)	— (5)	— (5)	0.01%
Net investment income	1.59	%†	1.96	%†	2.03%	2.24%	0.87%
Portfolio Turnover of the Portfolio	54%		59%		106%	146%	169%

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per Share data have been restated to reflect the effects of a 1.2215569-for-1 stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Represents less than 0.01%.

See notes to financial statements

8

Eaton Vance Utilities Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2005(1)(2)		2004(1)(2)		2003(1)(2)	2002(1)(2)	2001(1)(2)
Net asset value — Beginning of year	$9.740		$7.990		$6.540	$7.690	$9.900
Income (loss) from operations
Net investment income	$0.165		$0.170		$0.138	$0.154	$0.075
Net realized and unrealized gain (loss)	1.720		1.741		1.467	(1.164)	(1.977)
Total income (loss) from operations	$1.885		$1.911		$1.605	$(1.010)	$(1.902)
Less distributions
From net investment income	$(0.125)		$(0.161)		$(0.155)	$(0.140)	$(0.075)
From net realized gain	—		—		—	—	(0.233)
Total distributions	$(0.125)		$(0.161)		$(0.155)	$(0.140)	$(0.308)
Net asset value — End of year	$11.500		$9.740		$7.990	$6.540	$7.690
Total Return(3)	19.48%		24.13%		25.03%	(13.24)%	(19.55)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$122,099		$64,898		$28,546	$11,363	$9,652
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.83	%†	1.85	%†	1.90%	1.89%	1.85%
Expenses after custodian fee reduction(4)	1.83	%†	1.85	%†	1.90%	1.89%	1.85%
Interest expense(4)	—	(5)	—	(5)	— (5)	— (5)	0.01%
Net investment income	1.54	%†	2.00	%†	1.96%	2.25%	0.87%
Portfolio Turnover of the Portfolio	54%		59%		106%	146%	169%

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.3259196-for-1 stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Represents less than 0.01%.

See notes to financial statements

9

Eaton Vance Utilities Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Period Ended December 31, 2005(1)(2)
Net asset value — Beginning of period	$10.570
Income (loss) from operations
Net investment income	$0.106
Net realized and unrealized gain	0.980
Total income from operations	$1.086
Less distributions
From net investment income	$(0.176)
Total distributions	$(0.176)
Net asset value — End of period	$11.480
Total Return(3)	10.31%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$4,793
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.83	%(6)†
Interest expense(4)	0.00	%(5)(6)
Net investment income	1.76	%(6)†
Portfolio Turnover of the Portfolio	54	%(7)

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business on June 20, 2005 to December 31, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Represents less than 0.01%.

(6)  Annualized.

(7)  For the Portfolio fiscal year January 1, 2005 through December 31, 2005.

See notes to financial statements

10

Eaton Vance Utilities Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Utilities Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Class I shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares that commenced operations on June 20, 2005, are offered at net asset value and are not subject to a sales charge. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Utilities Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income — The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. The Fund, for federal income tax purposes, had a capital loss carryover of $21,632,478 which was utilized to offset net realized gains.

D  Other — Investment transactions are accounted for on a trade-date basis.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

H  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintain with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

11

Eaton Vance Utilities Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

For the year ended December 31, 2005 , there were no credit balances used to reduce the Fund's custodian fee.

2  Distributions to Shareholders

The Fund's policy is to distribute monthly substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute at least annually substantially all of its net realized capital gains so allocated. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions declared for the years ended December 31, 2005 and December 31, 2004 was as follows:

	Year Ended 12/31/05	Year Ended 12/31/04
Distributions declared from:
Ordinary income	$17,061,761	$13,224,213

During the year ended December 31, 2005, paid-in capital was decreased by $4, undistributed net investment income was increased by $1,101,754, and accumulated net realized gain was decreased by $1,101,750 primarily due to differences between book and tax accounting for currency transactions and convertible preferred stocks. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$1,416,350
Long term capital gain	$16,892,252
Unrealized appreciation	$236,340,183

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2005	2004
Sales	16,211,827	8,997,276
Issued to shareholders electing to receive payments of distributions in Fund shares	951,793	885,699
Redemptions	(9,365,886)	(7,267,735)
Exchange from Class B shares	186,272	2,715,995
Net increase	7,984,006	5,331,235
	Year Ended December 31,
Class B	2005(1)	2004(1)
Sales	3,248,216	2,540,544
Issued to shareholders electing to receive payments of distributions in Fund shares	69,184	88,773
Redemptions	(1,638,658)	(1,366,669)
Exchange to Class A shares	(186,394)	(2,726,837)
Net increase (decrease)	1,492,348	(1,464,189)
	Year Ended December 31,
Class C	2005(2)	2004(2)
Sales	5,821,556	4,009,942
Issued to shareholders electing to receive payments of distributions in Fund shares	52,258	55,165
Redemptions	(1,915,895)	(972,753)
Net increase	3,957,919	3,092,354

12

Eaton Vance Utilities Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Class I	Period Ended December 31, 2005
Sales	423,954
Issued to shareholders electing to receive payments of distributions in Fund shares	5,401
Redemptions	(12,019)
Net increase	417,336

(1)  Transactions have been restated to reflect the effects of a 1.2215569-for-1 stock split effective on November 11, 2005.

(2)  Transactions have been restated to reflect the effects of a 1.3259196-for-1 stock split effective on November 11, 2005.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2005, EVM earned $39,854 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $338,362 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2005.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $669,070 and $731,270 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2005, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2005, the amounts of Uncovered Distribution Charges EVD calculated under the Plans were approximately $1,790,000 and $7,466,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for any fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2005 amounted to $1,440,392, $223,023, and $243,757 for Class A, Class B, and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Investors who purchase Class A shares in a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent

13

Eaton Vance Utilities Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (See Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $500, $244,000 and $32,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively for the year ended December 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $275,980,443 and $148,988,743, respectively, for the year ended December 31, 2005.

8  Stock Split

On October 17, 2005, the Trustees of the Fund approved a 1.2215569-for-1 stock split for Class B shares and a 1.3259196-for-1 stock split for Class C shares, effective November 11, 2005. The stock splits had no impact on the overall value of the shareholder's investment in the Fund.

14

Eaton Vance Utilities Fund as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Utilities Fund

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Utilities Fund, a series of Eaton Vance Special Investment Trust, (the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2006

15

Eaton Vance Utilities Fund as of December 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2006 showed the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $17,061,761, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2005 ordinary income dividends, 81.4% qualifies for the corporate dividends received deduction.

16

Utilities Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.6%
Security	Shares	Value
Broadcasting and Cable — 3.5%
Antena 3 Television SA	3,380	$80,318
Inmarsat PLC	500,000	2,962,243
New Skies Satellites Holdings, Ltd.	150,000	3,265,500
Ovation, Inc.(1)(2)	18,040	200,000
PanAmSat Holding Corp.	419,005	10,265,622
Rogers Communications, Inc., Class B	350,000	14,791,000
		$31,564,683
Electric Utilities — 37.2%
Allegheny Energy, Inc.(1)	492,900	$15,600,285
ALLETE, Inc.	316,666	13,933,304
British Energy Group PLC(1)	1,000,000	8,885,426
Canadian Hydro Developers, Inc.(1)	450,000	2,245,859
E. ON AG ADR	560,000	19,331,200
Edison International	600,000	26,166,000
Entergy Corp.	150,000	10,297,500
Exelon Corp.	461,250	24,510,825
FirstEnergy Corp.	400,000	19,596,000
Fortis, Inc.	200,000	4,155,288
Fortum Oyj	650,000	12,143,114
FPL Group, Inc.	431,860	17,948,102
ITC Holdings Corp.	250,000	7,022,500
Northeast Utilities	125,000	2,461,250
NorthWestern Corp.	225,000	6,990,750
NRG Energy, Inc.(1)	340,000	16,020,800
NSTAR	200,000	5,740,000
Oesterreichische Elektrizitaetswirtschafts AG, Class A(1)	10,000	3,550,286
Ormat Technologies, Inc.	296,400	7,747,896
PG&E Corp.	575,000	21,344,000
PPL Corp.	500,000	14,700,000
Public Power Corp.	65,000	1,414,168
RWE AG	220,000	16,173,168
Scottish and Southern Energy PLC	650,000	11,309,435
Scottish Power PLC	1,100,000	10,257,898
Terna SPA	1,250,000	3,074,335
TXU Corp.	600,000	30,114,000
		$332,733,389
Energy Services — 0.6%
Evergreen Solar, Inc.(1)	500,000	$5,325,000
		$5,325,000

Security	Shares	Value
Engineering and Construction — 3.7%
Bouygues SA	350,000	$17,042,353
Halliburton Co.	200,000	12,392,000
URS Corp.(1)	100,000	3,761,000
		$33,195,353
Gas Utilities — 10.7%
AGL Resources, Inc.	200,000	$6,962,000
Enbridge, Inc.	150,000	4,690,500
Equitable Resources, Inc.	420,000	15,409,800
Gaz de France(1)	33,200	966,784
Kinder Morgan, Inc.	150,000	13,792,500
NiSource, Inc.	150,000	3,129,000
Questar Corp.	150,000	11,355,000
TransCanada Corp.	400,000	12,592,000
Western Gas Resources, Inc.	100,000	4,709,000
Williams Cos., Inc. (The)	950,000	22,011,500
		$95,618,084
Integrated Oil — 1.6%
Statoil ASA	250,000	$5,713,714
Statoil ASA ADR	250,000	5,740,000
Total SA ADR	25,000	3,160,000
		$14,613,714
Oil and Gas-Exploration and Production — 3.7%
Southwestern Energy Co.(1)	604,000	$21,707,760
Talisman Energy, Inc.	170,000	8,989,600
Vintage Petroleum, Inc.	40,000	2,133,200
		$32,830,560
Oil and Gas-Refining and Marketing — 1.2%
Neste Oil Oyj(1)	380,000	$10,704,374
		$10,704,374
Semiconductors — 0.0%
Ikanos Communications(1)	12,823	$189,011
		$189,011
Telecommunications Services — 17.7%
AT&T, Inc.	850,000	$20,816,500
BCE, Inc.	585,400	14,020,330

See notes to financial statements

17

Utilities Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Telecommunications Services (continued)
BellSouth Corp.	550,000	$14,905,000
Chunghwa Telecom Co., Ltd. ADR	154,800	2,840,580
Koninklijke (Royal) KPN NV	1,200,000	11,988,870
Sprint Corp.	560,000	13,081,600
TDC A/S	335,600	20,030,898
Telecom Corporation of New Zealand Ltd.	1,000,000	4,082,951
Telefonos de Mexico SA de CV (Telmex) ADR	575,000	14,191,000
Telenor ASA	800,000	7,822,994
TELUS Corp.	500,000	20,130,000
Verizon Communications, Inc.	490,000	14,758,800
		$158,669,523
Transportation — 1.4%
Burlington Northern Santa Fe Corp.	100,000	$7,082,000
Macquarie Infrastructure Group	750,000	1,949,160
Societe des Autoroutes du Nord et de l'Est de la France(1)	15,850	1,069,875
Societe des Autoroutes Paris-Rhin-Rhone	30,000	2,135,132
		$12,236,167
Utilities-Electric and Gas — 7.4%
CMS Energy Corp.(1)	1,275,000	$18,500,250
Constellation Energy Group, Inc.	90,000	5,184,000
Energy East Corp.	400,000	9,120,000
MDU Resources Group, Inc.	130,000	4,256,200
National Grid PLC	494,772	4,826,799
National Grid PLC deferred shares	563,810	0
Sempra Energy	320,000	14,348,800
Suez SA	200,000	6,201,585
Wisconsin Energy Corp.	100,000	3,906,000
		$66,343,634
Water Utilities — 3.6%
Aqua America, Inc.	433,333	$11,829,991
Severn Trent PLC	100,000	1,860,091
United Utilities PLC	630,207	7,246,856
Veolia Environnement	250,000	11,265,772
		$32,202,710
Wireless Telecommunication Services — 6.3%
Alltel Corp.	260,000	$16,406,000
America Movil S.A. de C.V. ADR	100,000	2,926,000

Security	Shares	Value
Wireless Telecommunication Services (continued)
Centennial Communications Corp.(1)	7,100	$110,192
China Netcom Group Corp. (Hong Kong), Ltd. ADR	2,500	81,100
Leap Wireless International, Inc.(1)	200,000	7,576,000
O2 PLC	5,000,000	16,965,576
OAO Vimpel-Communications ADR(1)	100,000	4,423,000
Vodafone Group PLC ADR	350,000	7,514,500
		$56,002,368
Total Common Stocks (identified cost $645,164,757)		$882,228,570
Convertible Preferred Stocks — 0.4%
Security	Shares	Value
Gas Utilities — 0.4%
Williams Holdings of Delaware, 5.50%(3)	29,400	$3,307,500
		$3,307,500
Total Convertible Preferred Stocks (identified cost $1,470,000)		$3,307,500
Preferred Stocks — 0.2%
Security	Shares	Value
Broadcasting and Cable — 0.2%
Ovation, Inc. (PIK)(1)(2)	807	$1,566,000
		$1,566,000
Total Preferred Stocks (identified cost $3,595,225)		$1,566,000
Convertible Bonds — 0.0%
Security	Principal Amount (000's omitted)	Value
Reliant Resources, Inc., 5.00%, 8/15/10(3)	$100	$123,250
Total Convertible Bonds (identified cost, $100,000)		$123,250

See notes to financial statements

18

Utilities Portfolio as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Warrants — 0.0%
Security	Shares	Value
Communications Equipment — 0.0%
Lucent Technologies, Inc., Exp. 12/10/07(1)	8,205	$4,636
		$4,636
Total Warrants (identified cost $0)		$4,636
Commercial Paper — 0.5%
Security	Principal Amount (000's omitted)	Value
General Electric Capital Corp., 4.20%, 1/3/06	$4,677	$4,675,909
Total Commercial Paper (at amortized cost, $4,675,909)		$4,675,909
Short-Term Investments — 0.2%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 4.23%, 1/3/06	$2,000	$2,000,000
Total Short-Term Investments (at amortized cost, $2,000,000)		$2,000,000
Total Investments — 99.9% (identified cost $657,005,891)		$893,905,865
Other Assets, Less Liabilities — 0.1%		$707,376
Net Assets — 100.0%		$894,613,241

ADR - American Depository Receipt

PIK - Payment In Kind.

(1)  Non-income producing security.

(2)  Private Placement security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate value of the securities is $3,430,750 or 0.4% of the Portfolio's net assets.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	61.2%	$547,094,233
Canada	9.1	81,614,577
United Kingdom	8.0	71,828,824
France	4.7	41,841,501
Germany	4.0	35,504,368
Finland	2.6	22,847,488
Denmark	2.2	20,030,898
Norway	2.2	19,276,708
Mexico	1.9	17,117,000
Netherlands	1.3	11,988,870
Russia	0.5	4,423,000
New Zealand	0.5	4,082,951
Austria	0.4	3,550,286
Bermuda	0.4	3,265,500
Italy	0.3	3,074,335
Taiwan	0.3	2,840,580
Australia	0.2	1,949,160
Greece	0.2	1,414,168
Hong Kong	0	81,100
Spain	0	80,318

See notes to financial statements

19

Utilities Portfolio as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investments, at value (identified cost, $657,005,891)	$893,905,865
Cash	6,407
Receivable for investments sold	3,023,637
Interest and dividends receivable	2,239,490
Tax reclaim receivable	170,589
Total assets	$899,345,988
Liabilities
Payable for investments purchased	$4,130,435
Payable to affiliate for investment advisory fees	465,887
Miscellaneous liabilities	36,890
Payable to affiliate for Trustees' fees	5,955
Accrued expenses	93,580
Total liabilities	$4,732,747
Net Assets applicable to investors' interest in Portfolio	$894,613,241
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$657,769,572
Net unrealized appreciation (computed on the basis of identified cost)	236,843,669
Total	$894,613,241

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Dividends (net of foreign taxes, $1,309,429)	$25,843,743
Interest	316,693
Total investment income	$26,160,436
Expenses
Investment adviser fee	$4,900,846
Trustees' fees and expenses	22,162
Custodian fee	372,438
Legal and accounting services	42,573
Interest expense	12,928
Miscellaneous	23,867
Total expenses	$5,374,814
Deduct — Reduction of custodian fee	$8
Reduction of investment adviser fee	24,289
Total expense reductions	$24,297
Net expenses	$5,350,517
Net investment income	$20,809,919
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$39,360,830
Foreign currency transactions	(159,414)
Net realized gain	$39,201,416
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$81,956,119
Foreign currency	(64,893)
Net change in unrealized appreciation (depreciation)	$81,891,226
Net realized and unrealized gain	$121,092,642
Net increase in net assets from operations	$141,902,561

See notes to financial statements

20

Utilities Portfolio as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Year Ended December 31, 2004
From operations — Net investment income	$20,809,919	$16,421,865
Net realized gain from investment and foreign currency transactions	39,201,416	30,445,305
Net change in unrealized appreciation (depreciation) from investments and foreign currency	81,891,226	76,946,660
Net increase in net assets from operations	$141,902,561	$123,813,830
Capital transactions — Contributions	$276,060,443	$132,359,731
Withdrawals	(148,988,747)	(88,873,138)
Net increase in net assets from capital transactions	$127,071,696	$43,486,593
Net increase in net assets	$268,974,257	$167,300,423
Net Assets
At beginning of year	$625,638,984	$458,338,561
At end of year	$894,613,241	$625,638,984

See notes to financial statements

21

Utilities Portfolio as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2005	2004	2003	2002	2001
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.70%	0.72%	0.72%	0.73%	0.71%
Net expenses after custodian fee reduction	0.70%	0.72%	0.72%	0.73%	0.71%
Interest expense	— (1)	— (1)	— (1)	— (1)	0.01%
Net investment income	2.72%	3.16%	3.22%	3.40%	2.00%
Portfolio Turnover	54%	59%	106%	146%	169%
Total Return(2)	20.68%	25.57%	26.44%	(12.13)%	(18.61)%
Net assets, end of year (000's omitted)	$894,613	$625,639	$458,339	$351,078	$425,707

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios and net investment income per share would have been the same.

(1)  Represents less than 0.01%.

(2)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

See notes to financial statements

22

Utilities Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Utilities Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1992, seeks to achieve total return by investing principally in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At December 31, 2005, the Eaton Vance Utilities Fund held an approximate 99.9% interest in the Portfolio. Under normal circumstances the Portfolio invests at least 80% of its net assets in equity securities of utilities companies. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

C  Income Taxes — The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

D  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and

23

Utilities Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E  Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place at a period in time after the date of the transaction. At the time the transaction is negotiated, the price of the security that will be delivered and paid for is fixed. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is payable monthly at the annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million, 0.6875% from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level. However, BMR has contractually agreed to reduce its advisory fee to 0.65% of the Portfolio's average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level. This contractual reduction which cannot be terminated or modified without Trustee and shareholder consent, was accepted by a vote of the Trustees on June 14, 2004. For the year ended December 31, 2005, the fee was equivalent to 0.648% of the Portfolio's average daily net assets for such period and amounted to $4,900,846. Effective May 1, 2004, BMR has also agreed to reduce the investment advisor fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions that is consideration for third-party research services. For the year ended December 31, 2005, BMR waived $24,289 of its advisory fee. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2005, no significant amounts have been deferred.

24

Utilities Portfolio as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $548,969,146, and $406,038,707, respectively, for the year ended December 31, 2005.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$657,508,921
Gross unrealized appreciation	$246,018,363
Gross unrealized depreciation	(9,621,419)
Net unrealized appreciation	$236,396,944

The net unrealized depreciation on foreign currency was $56,305 at December 31, 2005.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2005.

25

Utilities Portfolio as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Utilities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Utilities Portfolio (the "Portfolio") at December 31, 2005, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2006

26

Eaton Vance Utilities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Utilities Portfolio (the "Portfolio") and its investment adviser, Boston Management and Research, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreement, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of the Portfolio with those of comparable funds;

•  An independent report comparing the expense ratio of the Eaton Vance Utilities Fund (the "Fund") to those of comparable funds;

•  Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

In evaluating the investment advisory agreement, the Special Committee also considered information relating to the education, experience and number of investment professionals and other investment advisory personnel whose responsibilities include portfolio management. The Special Committee evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fee paid by the Portfolio is within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds. The Special Committee

27

Eaton Vance Utilities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

also considered the extent to which the investment adviser and its affiliates appear to be realizing benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place for the Portfolio will allow for an equitable sharing of such benefits, when realized, with the Portfolio and the shareholders of the Fund.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio and for all Eaton Vance funds as a group, as well as the investment adviser's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Portfolio may receive reimbursement payments in respect of third party research services obtained by the investment adviser as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Portfolio. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser and its financial resources. The Trustees concluded that, in light of the services rendered, the profits realized by the investment adviser are not unreasonable.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

28

Eaton Vance Utilities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Utilities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1992	Chairman, President and Chief Executive Officer of BMR, EVM and EV; Chairman and Chief Executive Officer of EVC; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	161	Director of EVC

Noninterested Trustees(s)

Benjamin C. Esty 1/26/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1992 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation ( a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

29

Eaton Vance Utilities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investement trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	Executive Vice President of EVM, BMR and EV; Chief Investment Officer of EVM and BMR and President and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

George C. Pierides 12/26/57	Vice President of the Trust	Since 2004	Senior Managing Director of Fox. Officer of 12 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	President of the Portfolio	Since 2002	Senior Vice President and Chief Equity Investment Officer of EVM and BMR and Executive Vice President of EVC. Officer of 51 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Portfolio	Since 1999	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

30

Eaton Vance Utilities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 47 registered investment companies managed by EVM or BMR.

Barbara Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Austin served as Assistant Treasurer of the Portfolio since 1993. Prior to 2005, Ms Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

31

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Investment Adviser of Utilities Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Utilities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Utilities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

159-2/06  UTSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended December 31, 2004 and December 31, 2005 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Emerging Markets Fund

Fiscal Years Ended	12/31/04	12/31/05

Audit Fees	$9,740	$9,830

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,300	$5,565

All Other Fees(3)	0	0

Total	$15,040	$15,395

Eaton Vance Balanced Fund

Fiscal Years Ended	12/31/04	12/31/05

Audit Fees	$26,350	$27,900

Audit-Related Fees(1)	0	0

Tax Fees(2)	$13,825	$14,650

All Other Fees(3)	0	0

Total	$40,175	$42,550

Eaton Vance Greater India Fund

Fiscal Years Ended	12/31/04	12/31/05

Audit Fees	$10,740	$10,840

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,300	$5,565

All Other Fees(3)	0	0

Total	$16,040	$16,405

Eaton Vance Special Equities Fund

Fiscal Years Ended	12/31/04	12/31/05

Audit Fees	$21,050	$22,300

Audit-Related Fees(1)	0	0

Tax Fees(2)	$9,225	$9,775

All Other Fees(3)	0	0

Total	$30,275	$32,075

Eaton Vance Large-Cap Value Fund

Fiscal Years Ended	12/31/04	12/31/05

Audit Fees	$21,850	$22,600

Audit-Related Fees(1)	0	0

Tax Fees(2)	$11,950	$12,675

All Other Fees(3)	0	0

Total	$33,800	$35,275

Eaton Vance Utilities Fund

Fiscal Years Ended	12/31/04	12/31/05

Audit Fees	$21,550	$22,300

Audit-Related Fees(1)	0	0

Tax Fees(2)	$9,175	$9,725

All Other Fees(3)	0	0

Total	$30,725	$32,025

Eaton Vance Institutional Short Term Treasury Fund

Fiscal Years Ended	12/31/04	12/31/05

Audit Fees	$18,480	$20,110

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,600	$5,880

All Other Fees(3)	0	0

Total	$24,080	$25,990

Eaton Vance Institutional Short Term Income Fund

Fiscal Years Ended	12/31/04	12/31/05

Audit Fees	$28,780	$24,515

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,400	$5,670

All Other Fees(3)	0	0

Total	$34,180	$30,185

Eaton Vance Small-Cap Growth Fund

Fiscal Years Ended	12/31/04	12/31/05

Audit Fees	$21,050	$22,300

Audit-Related Fees(1)	0	0

Tax Fees(2)	$12,950	$13,725

All Other Fees(3)	0	0

Total	$34,000	$36,025

Eaton Vance Small-Cap Value Fund

Fiscal Years Ended	12/31/04	12/31/05

Audit Fees	$8,640	$19,120

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,800	$6,090

All Other Fees(3)	0	0

Total	$14,440	$25,210

Eaton Vance Large-Cap Core Fund

Fiscal Years Ended	12/31/04	12/31/05

Audit Fees	$8,640	$8,720

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,800	$6,090

All Other Fees(3)	0	0

Total	$14,440	$14,810

1)                                    Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The following table represents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last fiscal year of each Series.

	12/31/04		12/31/05
Fiscal Years Ended	PricewaterhouseCoopers LLP	Deloitte & Touche LLP	PricewaterhouseCoopers LLP	Deloitte & Touche LLP

Audit Fees	$110,950	$81,920	$117,400	$93,135

Audit-Related Fees(1)	$0	$0	$0	$0

Tax Fees(2)	$57,125	$33,200	$60,550	$34,860

All Other Fees	$0	$0	$0	$0

Total	$168,075	$115,120	$177,950	$127,995

(1)                                Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During each of the fiscal years ended December 31, 2004 and December 31, 2005, $35,000 was billed by D&T, the principal accountant to certain Series of the Trust for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrants fiscal year ended December 31, 2004 and the fiscal year ended December 31, 2005; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

	12/31/04		12/31/05
Fiscal Years Ended	PricewaterhouseCoopers LLP	Deloitte & Touche LLP	PricewaterhouseCoopers LLP	Deloitte & Touche LLP

Registrant(1)	$57,125	$33,200	$60,550	$34,860

Eaton Vance(2)	$84,490	$334,713	$61,422	$179,500

(1)                                Includes all of the Series in the Trust.

(2)                                Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountants of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountants’ independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not required in this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

 The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	February 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 15, 2006

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	February 15, 2006